Volume I

May 3, 2004	MONY Life Insurance Company of America

Prospectus

Corporate Sponsored Variable Universal Life

Customized

solutions

FOR BUSINESS

CORPORATE STRATEGIES GROUP

MONY AMERICA VARIABLE ACCOUNT L

PROSPECTUS

DATED MAY 3, 2004 FOR THE

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Issued by

MONY Life Insurance Company of America

1740 Broadway

New York, New York 10019

This prospectus describes an individual flexible premium variable life insurance policy offered by MONY Life Insurance Company of America (“we,” “us,” “our,” or the “Company”). We designed the Policy for use in corporate owned life insurance programs, and offer it to corporations and to similar organizations operating under the banking laws of the United States or one or more states of the United States. The Policy provides life insurance protection and premium flexibility.

We offer two death benefit options under the Policy. We guarantee that your death benefit will never be less than the amount specified in your Policy adjusted by any requested increases or decreases in your insurance protection, and less any Outstanding Debt you owe us.

Investments (premium payments) may accumulate on a variable basis, fixed basis, or both. If you choose the variable option, we will invest your premium payments in your choice of subaccounts of our variable account. Each subaccount invests in shares of one of the following portfolios:

AIM Variable Insurance Fund

☐      INVESCO VIF – Financial Services Fund

☐      INVESCO VIF – Health Sciences Fund

☐      INVESCO VIF – Technology Fund

The Alger American Fund

☐      Alger American Balanced Portfolio

☐      Alger American MidCap Growth Portfolio

Dreyfus Investment Portfolios

☐      Small Cap Stock Index Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Stock Index Fund

Dreyfus Variable Investment Fund

☐      Appreciation Portfolio

☐      International Value Portfolio

☐      Small Company Stock Portfolio

Enterprise Accumulation Trust

☐      Equity Portfolio

☐      Growth Portfolio

☐      High-Yield Bond Portfolio

☐      International Growth Portfolio

☐      Managed Portfolio

☐      Small Company Growth Portfolio

☐      Small Company Value Portfolio

☐      Total Return Portfolio

Fidelity Variable Insurance Products (VIP)

☐      Asset ManagerSM Portfolio

☐      ContraFund® Portfolio

☐      Growth Portfolio

☐      Growth and Income Portfolio

☐      Growth Opportunities Portfolio

Janus Aspen Series

☐      Capital Appreciation Portfolio

☐      Flexible Income Portfolio

☐      International Growth Portfolio

☐      Mid Cap Growth Portfolio

☐      Mid Cap Value Portfolio

☐      Worldwide Growth Portfolio

Lord Abbett Series Fund

☐      Mid-Cap Value Portfolio

MFS® Variable Insurance TrustSM

☐      MFS New Discovery Series

☐      MFS Total Return Series

☐      MFS Utilities Series

MONY Series Fund, Inc.

☐      Government Securities Portfolio

☐      Intermediate Term Bond Portfolio

☐      Long Term Bond Portfolio

☐      Money Market Portfolio

PIMCO Variable Insurance Trust

☐      Real Return Portfolio

T. Rowe Price Equity Series, Inc.

☐      Equity Income Portfolio

☐      New America Growth Portfolio

☐      Personal Strategy Balanced Portfolio

T. Rowe Price Fixed Income Series, Inc.

☐      Limited-Term Bond Portfolio

☐      Prime Reserve Portfolio

T. Rowe Price International Series, Inc.

☐      International Stock Portfolio

The Universal Institutional Funds, Inc.

☐      Core Plus Fixed Income Portfolio

☐      Emerging Markets Debt Portfolio

☐      Equity Growth Portfolio

☐      Global Value Equity Portfolio

☐      U.S. Real Estate Portfolio

☐      Value Portfolio

Van Eck Worldwide Insurance Trust ☐ Worldwide Bond Fund ☐ Worldwide Emerging Markets Fund ☐ Worldwide Hard Assets Fund

You bear the investment risk if you allocate your premium payments to the variable account. If you choose one of the fixed options, we will invest your premium payments in the option selected where your payments will grow at an effective annual rate of at least 4.0%. We take the investment risk of premium payments allocated to the Guaranteed Interest Account and the Fixed Separate Account.

The amount of life insurance may, and your Policy’s value will, depend on the investment experience of the options you choose.

If you already own a life insurance policy, it might not be to your advantage to replace your existing insurance coverage with this Policy or to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy.

An investment in this Policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved this Policy or determined that this prospectus is accurate or complete. Anyone who tells you otherwise is committing a federal crime.

i

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

ii

BENEFITS AND RISKS SUMMARY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire Prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this Prospectus. If you are purchasing this Policy as part of a qualified plan, please consider all the features of this Policy. This Policy provides tax-deferral. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the Prospectus.

Policy Benefits

Life Insurance Protection

•	The Policy provides a means for Owners to accumulate life insurance cash values and death benefits. Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

•	We will pay a Death Benefit to the Beneficiary after the death of an Insured while a Policy is in effect and before the Insured’s 95th birthday. There are three decisions you must make about the Death Benefit. First, when you apply for your Policy, you must decide which death benefit compliance test you would like – the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test. Second, you must decide how much life insurance coverage (the Specified Amount and any term insurance you add by rider) you need on each Insured’s life. Finally, you must choose a Death Benefit option.

•	We offer two Death Benefit options. Under Option 1, the Death Benefit equals the greater of: (1) the Specified Amount in force on the Insured’s date of death, plus any increase in Account Value since the last Monthly Anniversary Day, plus any term insurance you may have added by rider; or (2) the Cash Value on the date of death multiplied by a death benefit percentage. Under Option 2, the Death Benefit equals the greater of: (1) the Specified Amount in force on the Insured’s date of death, plus the Account Value on the date of death, plus any term insurance you may have added by rider; or (2) the Cash Value on the date of death multiplied by a death benefit percentage.

•	You may change the Specified Amount and the Death Benefit option that you selected. Changing the Specified Amount or the Death Benefit Option may have tax consequences.

•	During the grace period, your Policy (including the Death Benefit) will remain in effect subject to certain conditions. See “Termination.”

Cash Benefits

•	You may borrow against your Policy for up to 90% of Account Value less any Outstanding Debt on the date of the loan. If you do, we will transfer an amount equal to the loan from the Subaccounts and the Guaranteed Interest Account to the Loan Account as collateral for the loan. We charge interest on the loan, and we credit interest on amounts in the Loan Account. We deduct Outstanding Debt (i.e., the amount of your loan plus interest due) from Death Benefit Proceeds and from the amount you receive at surrender. A loan may have tax consequences.

•	You may request a partial surrender at any time. Partial surrenders must be for at least $500. A partial surrender may decrease the Specified Amount and may decrease your Death Benefit. Also, a partial surrender may have tax consequences.

•	You can surrender your Policy at any time for its Cash Value, plus any increase in Cash Value added by the Enhanced Cash Value Rider, less any Outstanding Debt. A surrender charge may apply. A surrender may have tax consequences.

•	You decide how we pay Proceeds under the Policy. We may pay the Cash Value and the Death Benefit Proceeds as a lump sum or under one of our settlement options.

Variety of Investment Options

•	After we deem the Right to Return Policy Period to have ended, you may allocate Net Premiums (your premium less the deductions we take) among the Subaccounts, the Guaranteed Interest Account, and the Fixed Separate Account.

•	The Subaccounts invest in a wide variety of Funds that cover a broad spectrum of investment objectives and risk tolerances. Amounts invested in the Subaccounts will go up and down in value depending on the investment experience of the Fund portfolio in which the Subaccount invested.

•	The Guaranteed Interest Account is part of our General Account. We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the Guarantee Interest Account.

•	The Fixed Separate Account is a pool of assets held in a separate account. We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the Fixed Separate Account. The interest credited does not reflect the investment performance of the underlying assets.

•	As your needs or financial goals change, you can change your investment mix. You may transfer Account Value among any of the Subaccounts or between the Subaccounts, the Guaranteed Interest Account, or the Fixed Separate Account while continuing to defer current income taxes.

Dollar-Cost Averaging

•	Under our dollar-cost averaging program, you may transfer Account Value on a monthly or quarterly basis from the MONY Series Fund, Inc. Money Market Subaccount to any other Subaccount through written request or other method acceptable to us. By investing the same amount on a regular basis, concerns about the market could be lessened. This strategy, however, does not guarantee that any Fund will gain in value, and does not protect against a decline in value if market prices fall.

Portfolio Rebalancing

•	Our portfolio rebalancing program may help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your Policy. The program, however, does not guarantee a gain or protect against an investment loss.

Supplemental Insurance Benefits

•	You may add additional insurance and other benefits to your Policy by rider. Please see “Other Benefits” for a description of the other optional benefits that we offer.

Policy Risks

Possible Adverse Tax Consequences

•

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a special risk class basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy and you select the guideline premium/cash value corridor test.

•	Depending on the total amount of premiums you pay, the contract may be treated as a modified endowment contract (MEC) under federal tax laws. If this occurs, partial or full surrenders, pledges, as well as Policy loans, will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of certain full and partial surrenders, pledges and loans. If the Policy is not treated as a MEC, full and partial surrenders will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax and pledges and loans should not be taxable. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Termination

•	If the value of a Policy can no longer cover the Policy’s monthly deduction and any loan interest due, the Policy will be in default and a grace period will begin. There is a risk that if partial surrenders, loans, and charges reduce Account Value to too low an amount and/or if the investment experience of your selected Subaccounts is unfavorable, then the Policy could terminate. In that case, the Owner will have a 61-day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, the Policy will terminate without value; all rights and benefits under the Policy, including insurance coverage, will end. After termination, you may reinstate your Policy within five years subject to certain conditions.

Partial Surrender Limitations

•	The minimum partial surrender amount is $500 (plus its applicable partial surrender fee). Partial surrenders may reduce the Death Benefit and the Specified Amount under your Policy, and will reduce your Account Value in the Subaccounts, Guaranteed Interest Account, and the Fixed Separate Account. Federal income taxes and a penalty tax may apply to partial surrenders.

Effects of Policy Loans

•	A Policy loan, whether or not repaid, will affect your Policy’s value over time because we transfer the amount of the loan from the Subaccount and/or the Guaranteed Interest Account and the Fixed Separate Account to the Loan Account and hold it as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts and does not participate in the interest credited to the Guaranteed Interest Account and the Fixed Separate Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the performance of the Subaccounts and the extent, if any, of the difference in the interest rates credited to the Guaranteed Interest Account, the Fixed Separate Account, and the Loan Account, the effect could be favorable or unfavorable.

•	A Policy loan also reduces Death Benefit Proceeds. A loan could make it more likely that a Policy would terminate. There is a risk that the loan will reduce your Cash Value to an amount that will cause a Policy will lapse, resulting in adverse tax consequences. You must submit a sufficient payment during the grace period to avoid your Policy’s termination without value and the end of insurance coverage.

Policy is Only Suited for Long-Term Protection

•	We designed the Policy to meet long-term financial goals. You should not purchase this Policy if you intend to surrender all or part of your Account Value in the near future.

Portfolio Risks

Your Policy’s value will depend upon the investment performance of the Fund portfolios and allocation percentages you choose. If those portfolios perform poorly, the value of a Policy will decrease. Values allocated to the portfolios are not guaranteed. Because we continue to deduct charges from Account Value, if investment results are too low, the Account Value of your Policy may fall to zero. In that case, the Policy will terminate without value and insurance coverage will no longer be in effect, unless you make an additional payment sufficient to prevent a termination during the 61-day grace period. On the other hand, if investment experience is sufficiently favorable and you have kept your Policy in force for a substantial time, you may be able to draw upon Account Value through partial surrenders and Policy loans. Poor investment performance may also lower the amount of the Death Benefit payable under the Policy. The Funds provide a comprehensive description of the risks of each portfolio in their prospectuses.

Fee Table

The following tables describe the fees and expenses that you may pay when buying and owning the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals, transferring Account Value among the Subaccounts and the Guaranteed Interest Account and/or the Fixed Separate Account, or taking a loan.

Transaction Fees

Charge	When Charge is Deducted	Maximum Guaranteed Charge[1]

Sales Charge[2]	Upon receipt of each premium payment during the first ten policy years and during the ten policy years following an increase in Specified Amount	9% of premium paid up to Target Premium

DAC Tax Charge[3]	Upon receipt of each premium payment	1.25% of premium paid

Premium Tax Charge	Upon receipt of each premium payment	4.0% of premium paid

Partial Surrender Fee	Upon a partial surrender under the Policy	The lesser of $25 or 2% of the amount surrendered

Transfer Fee	Upon transfer of Account Value	$25 per transfer

Projection Report Charge	When requested	$25 per report

Reinstatement Fee	At the time the Policy is reinstated	$150

[1]	The maximum guaranteed charge may be lower for your Policy. Please see your Policy’s schedule pages for more information.

[2]	The maximum guaranteed sales charge under your Policy will depend on our distribution expenses and only is deducted up to the Target Premium. The Target Premium is an amount equal to the maximum amount of premium which may be paid for a death benefit Option 1 policy without violating the limits imposed by the federal income tax law definition of a modified endowment contract. Our distribution expenses may be affected by the characteristics of the Insured’s issue age, gender and risk class under the Policy and the duration of Policy. We may refund a portion of the sales charge if the Policy is surrendered during the first three policy years and is not in default. You may obtain more information about your sales charge by contacting us.
[3]	We reserve the right to increase the charge for taxes due to any change in tax law or due to any change in the cost to us.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Maximum Guaranteed Charge[1]

Cost of Insurance Charge[4]	On the Policy Date, the effective date of each coverage segment[6], and each Monthly Anniversary Day

• Minimum and Maximum Charge[5]		$0.08 to $83.33 per $1,000 of Net Amount at Risk[7]

• Charge for a 50 year- old male non-smoking Insured; second policy year; Policy issued on a guaranteed issue basis		$0.61 per $1,000 of Net Amount at Risk

Medical Underwriting Charge for Medically Underwritten Policies	If applicable, on the Policy Date and each Monthly Anniversary Day for the first three Policy years	$5.00

Guaranteed Issue Charge for Guaranteed Issued Policies	If applicable, on the Policy Date and each Monthly Anniversary Day for the first three Policy years.	$3.00

Mortality and Expense Risk Charge[8]	On the Policy Issue Date and each Monthly Anniversary Day	0.05% per month (.60% annually) of Account Value in the Variable Account

Administrative Charge	On the Policy Issue Date and each Monthly Anniversary Day	$12.509

Loan Interest Spread[10]	On each policy anniversary after loan is taken or upon death, surrender, or lapse, if earlier	0.60% (effective annual rate) of loan amount for Policy years 1-10; 0.45% (effective annual rate) of loan amount for Policy years 11+

[4]	The cost of insurance charge and the cost of insurance charge for the Adjustable Term Insurance Rider assessed under the Policy depend on the Insured’s issue age (or age on the effective date of increase of Specified Amount), gender, risk class, and the duration of the Policy (or the increase in Specified Amount). The cost of insurance charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see each Policy’s schedule pages for more information about the guaranteed cost of insurance charge that applies to a particular Policy. You may obtain more information about your cost of insurance charge by contacting us.
[5]	The minimum guaranteed cost of insurance charge assumes an Insured with the following characteristics: female, nonsmoker, and age 20. The maximum guaranteed cost of insurance charge assumes an Insured with the following characteristics: all Insureds attained age 99.
[6]	A coverage segment is the initial Specified Amount; each increase in Specified Amount is its own coverage segment.
[7]	The maximum charge does not reflect any additional underwriting rating. A rating is an increased charge levied by an insurance company to reflect the increased risks it assumes because of the health status of the Insured.
[8]	We will lower the mortality expense and risk charge after the 10th Policy year to at least 0.0375% per month (.45% annually) of Account Value in the Variable Account.
[9]	The administrative charge currently is $12.50 per month during the first three Policy years for Policies issued on a medically underwritten basis, and then becomes $7.50 per month on and after the third Policy anniversary. The administrative charge currently is $10.50 per month for the first three Policy years for Policies issued on a guaranteed issued basis, and then becomes $7.50 per month on and after the third Policy anniversary.
[10]	The loan interest spread is the difference between the amount of interest we charge you on loans and the amount of interest we credit to amounts held in the Loan Account to secure your loans. We guarantee that the maximum interest we charge on loans will not exceed an effective annual rate of 4.60% for Policy years 1-10 and an effective annual rate of 4.45% for Policy years 11 and later. We guarantee that the minimum interest we credit to your amounts held in the Loan Account to secure your loans will be at least equal to an effective annual of 4.0% during all Policy years.

Optional Rider Charges

Charge	When Deducted	Maximum Amount Deducted[1]

Cost of Insurance Charge for Adjustable Term Insurance Rider[4]	On the Policy Date and each Monthly Anniversary Day thereafter

• Minimum and Maximum Charge[11]		$0.08 to $83.33 per $1,000 of Net Amount at Risk

• Charge for a 50 year-old male non-smoking Insured; second Policy year; Policy issued on a guaranteed issue basis		$0.61 per $1,000 of Net Amount at Risk

Enhanced Cash Value Rider	No Charge	No Charge

Guaranteed Death Benefit Rider	On the Policy Date and each Monthly Anniversary Day	$0.01 per $1,000 of Specified Amount

Maturity Extension Rider	No Charge	No Charge

[11]	The minimum guaranteed cost of insurance charge for the Adjustable Term Insurance Rider assumes an Insured with the following characteristics: female, nonsmoker, preferred, issue age 18, 0 years since issue of the rider, and minimum Specified Amount of $100,000. The maximum guaranteed cost of insurance charge for the rider assumes an Insured with the following characteristics: all Insureds at age 99.

*        *        *

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time you own the contract. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear indirectly by investing in the Subaccounts. The table reflects total operating expenses for the portfolios for the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in future years than the figures stated below. For more information about the fees and expenses described in this table, see the prospectuses for the portfolios which accompany this Prospectus.

Annual Portfolio Operating Expenses

(expenses that are deducted from portfolio assets)

	Minimum	Maximum
Total Annual Portfolio Operating Expenses*	0.28%	1.90%

*	Total annual portfolio operating expenses are expenses that are deducted from portfolio company assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.

The following table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2003.

Annual Portfolio Operating Expenses for the Year Ended December 31, 2003

(as a percentage of average net assets)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Gross Annual Expenses	Amount of Contractual Waiver	Contractual Net Total Annual Expenses

The Alger American Fund—0 Class
Alger American Balanced Portfolio	0.75%	N/A	0.12%	0.87%
Alger American MidCap Growth Portfolio	0.80%	N/A	0.13%	0.93%

Dreyfus Investment Portfolios
Small Cap Stock Index Portfolio—Service Shares[1]	0.35%	0.25%	0.00%	0.60%

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares	0.75%	N/A	0.09%	0.84%

Dreyfus Stock Index Fund—Initial Shares	0.25%	N/A	0.03%	0.28%

Dreyfus Variable Investment Fund
Appreciation Portfolio—Initial Shares	0.75%	N/A	0.05%	0.80%
International Value Portfolio— Initial Shares	0.75%	N/A	0.65%	1.40%
Small Company Stock Portfolio— Initial Shares	0.75%	N/A	0.37%	1.12%

Enterprise Accumulation Trust
Equity Portfolio[1,3]	0.80%	0.30%	0.08%	1.18%
Growth Portfolio[1]	0.75%	0.30%	0.08%	1.13%
High-Yield Bond Portfolio[1]	0.60%	0.15%	0.09%	0.84%
International Growth Portfolio[1]	0.85%	0.30%	0.13%	1.28%
Managed Portfolio[1,3]	0.78%	0.30%	0.07%	1.15%
Small Company Growth Portfolio[1,3]	1.00%	0.30%	0.09%	1.39%
Small Company Value Portfolio[1]	0.80%	0.30%	0.08%	1.18%
Total Return Portfolio[1]	0.55%	0.15%	0.17%	0.87%

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Gross Annual Expenses	Amount of Contractual Waiver	Contractual Net Total Annual Expenses
Fidelity Variable Insurance Products (VIP)—Initial Class
Asset ManagerSM Portfolio	0.53%	N/A	0.10%	0.63%
ContraFund® Portfolio	0.58%	N/A	0.09%	0.67%
Growth Portfolio	0.58%	N/A	0.09%	0.67%
Growth and Income Portfolio	0.48%	N/A	0.11%	0.59%
Growth Opportunities Portfolio	0.58%	N/A	0.14%	0.72%

INVESCO Variable Series Funds, Inc.
INVESCO VIF—Financial Services Fund	0.75%	N/A	0.36%	1.11%
INVESCO VIF—Health Sciences Fund	0.75%	N/A	0.33%	1.08%
INVESCO VIF—Telecommunications Fund	0.75%	N/A	0.41%	1.16%

Janus Aspen Series—Institutional Shares
Capital Appreciation Portfolio	0.65%	N/A	0.03%	0.68%
Flexible Income Portfolio	0.60%	N/A	0.04%	0.64%
International Growth Portfolio	0.65%	N/A	0.11%	0.76%
Mid Cap Growth Portfolio[16]	0.65%	N/A	0.02%	0.67%
Worldwide Growth Portfolio	0.65%	N/A	0.06%	0.71%

Janus Aspen Series—Service Shares
Mid Cap Value Portfolio[1]	0.65%	0.25%	1.00%	1.90%

Lord Abbett Series Fund—Class VC
Mid-Cap Value Portfolio[17]	0.75%	N/A	0.33%	1.08%

MFS® Variable Insurance TrustSM—Initial Class
MFS® New Discovery Series	0.90%	N/A	0.14%	1.04%
MFS® Total Return Series	0.75%	N/A	0.09%	0.84%
MFS® Utilities Series	0.75%	N/A	0.17%	0.92%

MONY Series Fund, Inc.
Government Securities Portfolio	0.50%	N/A	0.16%	0.66%
Intermediate Term Bond Portfolio	0.50%	N/A	0.16%	0.66%
Long Term Bond Portfolio	0.50%	N/A	0.16%	0.66%
Money Market Portfolio[18]	0.40%	N/A	0.12%	0.52%

PIMCO Variable Insurance Trust—Administrative Class
Real Return Portfolio[1]	0.25%	0.15%	0.26%	0.66%

T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	N/A	N/A	0.85%
New America Growth Portfolio	0.85%	N/A	N/A	0.85%
Personal Strategy Balanced Portfolio	0.88%	N/A	N/A	0.88%

T. Rowe Price Fixed Income Series, Inc.
Limited-Term Bond Portfolio	0.70%	N/A	N/A	0.70%
Prime Reserve Portfolio	0.55%	N/A	N/A	0.55%

T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	N/A	N/A	1.05%

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Gross Annual Expenses	Amount of Contractual Waiver	Contractual Net Total Annual Expenses
The Universal Institutional Funds, Inc.—Share Class I
Core Plus Fixed Income Portfolio[3]	0.40%	N/A	0.33%	0.73%
Emerging Markets Debt Portfolio	0.80%	N/A	0.41%	1.21%
Equity Growth Portfolio[3]	0.55%	N/A	0.39%	0.94%
Global Value Equity Portfolio	0.80%	N/A	0.48%	1.28%
U.S. Real Estate Portfolio[3]	0.80%	N/A	0.31%	1.11%
Value Portfolio[3]	0.55%	N/A	0.44%	0.99%

Van Eck Worldwide Insurance Trust
Worldwide Bond Fund	1.00%	N/A	0.21%	1.21%
Worldwide Emerging Markets Fund[2]	1.00%	N/A	0.43%	1.43%	0.03%	1.40%
Worldwide Hard Assets Fund	1.00%	N/A	0.23%	1.23%

(1)	Pursuant to distribution plans adopted by certain Funds, MONY Securities Corporation, the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets attributable to the Policies for providing distribution and shareholder services to those portfolios.

(2)	The adviser for the Van Eck Worldwide Emerging Markets Fund has contractually agreed through April 30, 2005 to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.40% of the average net assets.

(3)	For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2003. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Net Total Annual Expenses

Enterprise Accumulation Trust
Enterprise Equity Portfolio	0.80%	0.30%	0.08%	1.05%
Enterprise Managed Portfolio	0.79%	0.30%	0.07%	1.10%
Enterprise Small Company Growth Portfolio	1.00%	0.30%	0.09%	1.30%

The Universal Institutional Funds, Inc.
Morgan Stanley UIF Core Plus Fixed Income Portfolio	0.40%	N/A	0.33%	0.70%
Morgan Stanley UIF Equity Growth Portfolio	0.55%	N/A	0.39%	0.85%
Morgan Stanley UIF Global Value Equity Portfolio	0.80%	N/A	0.48%	1.15%
Morgan Stanley UIF U.S. Real Estate Portfolio	0.80%	N/A	0.31%	1.10%
Morgan Stanley UIF Value Portfolio	0.55%	N/A	0.44%	0.85%

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

We may offer other variable life insurance policies which also may invest in the same (or many of the same) Fund portfolios offered under the Policy. These policies may have different charges that could affect their subaccounts’ performance, and they may offer different benefits.

For information concerning compensation paid for the sale of the Policies, see “Distribution of the Policy.”

MONY LIFE INSURANCE COMPANY OF AMERICA

We are a stock life insurance company organized in the State of Arizona. Our principal offices are located at 1740 Broadway, New York, New York 10019. We are obligated to pay all amounts promised under the Policy. On September 17, 2003, MONY Group Inc. (“MONY Group”), the ultimate parent of MONY Life Insurance Company of America, entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”) and AIMA Acquisition Co., which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group’s shareholders will receive $31.00 for each share of MONY Group’s common stock. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004.

MONY AMERICA VARIABLE ACCOUNT L

We established MONY America Variable Account L as a separate account under Arizona law on February 19, 1985. We divided the Variable Account into subdivisions called Subaccounts. Each Subaccount invests exclusively in shares of a designated portfolio of the Funds.

The assets in the Variable Account belong to us. Assets equal to the reserves and other liabilities of the Variable Account will not be charged with liabilities that arise from any other business that we conduct. Realized or unrealized income, gains or losses of the Variable Account are credited or charged against the Variable Account without regard to the other income, gains or losses of the Company. We may from time to time transfer to our General Account, assets which exceed the reserves and other liabilities of the Variable Account.

Changes to the Variable Account

We may add new Subaccounts that are not available under the Policy, as well as eliminate one or more Subaccounts from the Variable Account. We may substitute a portfolio for another portfolio of that Fund or of another Fund, if in our judgment, the portfolio no longer suits the purposes of the Policy due to a change in its investment objectives or restrictions. The new portfolio may have higher fees and charges than the one it replaced, and not all portfolios may be available to all classes of Policies. No substitution may take place without prior notice to you, prior approval by you, or prior approval of the SEC to the extent required by the Investment Company Act of 1940 (the “1940 Act”) and applicable law. We will also follow the filing or other procedures established by applicable state insurance regulators.

If a substitution or change is made, we may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we consider it to be in the best interests of persons having voting rights under the policies, the Variable Account may:

•	Be operated as a management investment company under the 1940 Act or any other form permitted by law;

•	Be deregistered under the 1940 Act if such registration is no longer required; or

•	Be combined with other separate accounts of the Company or an affiliate thereof.

Where permitted by law, we also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account. We will notify you of any change to the Variable Account.

THE PORTFOLIOS

You decide the Subaccounts to which you direct premium payments or transfer Account Value. There is a separate Subaccount which corresponds to each portfolio of a Fund offered in the Policy. The investment objectives of each portfolio are substantially similar to the investment objectives of the Subaccount which purchases shares of that portfolio. No portfolio can assure you that its objective will be achieved.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The Funds (except for the Janus Aspen Series Capital Appreciation Portfolio) are diversified investment companies of the series type. The Janus Aspen Series Capital Appreciation Portfolio is a nondiversified investment company. A nondiversified Fund may hold a larger position in a smaller number of securities than a diversified Fund. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a nondiversified Fund than a diversified Fund.

The assets of each portfolio are separate from other portfolios of a Fund and each portfolio has separate investment objectives and policies. As a result, the investment performance of one portfolio has no effect on the investment performance of any other portfolio.

Before you choose a Subaccount to allocate your premium payments and transfer Account Value, carefully read the prospectus for each Fund, along with this Prospectus. The Funds’ prospectuses include information on the risks of each portfolio’s investments and investment techniques. Please call your agent or our Operations Center to obtain each Fund prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives.

The investment objectives and policies of certain portfolios are similar to the investment objectives and polices of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

Please note: during extended periods of low interest rates, the yields of the MONY Series Fund, Inc. Money Market Subaccount may become extremely low and possibly negative.

The following table lists the Subaccounts of the Variable Account that are available under the Policy.

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

AIM VARIABLE INSURANCE FUNDS—SERIES I

INVESCO VIF—Financial Services Subaccount	Specialty—Financial	A I M Advisors, Inc. (subadvised by INVESCO Institutional (N.A.), Inc.)

INVESCO VIF—Health Sciences Subaccount	Specialty—Health	A I M Advisors, Inc. (subadvised by INVESCO Institutional (N.A.), Inc.)

INVESCO VIF—Technology Subaccount (Effective 4/30/04, assets of INVESCO VIF— Telecommunications Fund were transferred to INVESCO VIF— Technology Fund)	Specialty—Technology	A I M Advisors, Inc. (subadvised by INVESCO Institutional (N.A.), Inc.)

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

THE ALGER AMERICAN FUND—0 CLASS

Alger American Balanced Subaccount	Moderate Allocation	Fred Alger Management, Inc.

Alger American MidCap Growth Subaccount	Mid-Cap Growth	Fred Alger Management, Inc.

DREYFUS INVESTMENT PORTFOLIOS—SERVICE

Dreyfus IP Small Cap Stock Index Subaccount—Services Shares	Small Growth	The Dreyfus Corporation

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

Dreyfus Socially Responsible Growth Subaccount—Initial Shares	Large Growth	The Dreyfus Corporation

DREYFUS STOCK INDEX FUND, INC.

Dreyfus Stock Index Subaccount—Initial Shares	Large Blend	The Dreyfus Corporation (the index manager is Mellon Equity Associates)

DREYFUS VARIABLE INVESTMENT FUND

Dreyfus Appreciation Subaccount—Initial Shares	Large Blend	The Dreyfus Corporation (Subadvised by Fayez Sarofim & Co.)

Dreyfus International Value Subaccount—Initial Shares	Foreign Stock	The Dreyfus Corporation

Dreyfus Small Company Stock Subaccount—Initial Shares	Mid-Cap Blend	The Dreyfus Corporation

ENTERPRISE ACCUMULATION TRUST

Enterprise Equity Subaccount	Large Growth	Enterprise Capital Management, Inc. (subadvised by TCW Investment Management Company)

Enterprise Growth Subaccount	Large Growth	Enterprise Capital Management, Inc. (subadvised by Montag & Caldwell, Inc.)

Enterprise High-Yield Bond Subaccount	High-Yield Bond	Enterprise Capital Management, Inc. (subadvised by Caywood-Scholl Capital Management)

Enterprise International Growth Subaccount	Foreign Large Blend	Enterprise Capital Management, Inc. (subadvised by SSgA Funds Management, Inc.)

Enterprise Managed Subaccount	Large Value	Enterprise Capital Management, Inc. (subadvised by Wellington Management Company, LLP)

Enterprise Small Company Growth Subaccount	Small Growth	Enterprise Capital Management, Inc. (subadvised by William D. Witter, Inc.)

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

ENTERPRISE ACCUMULATION TRUST

Enterprise Small Company Value Subaccount	Small Value	Enterprise Capital Management, Inc. (subadviser by Gabelli Asset Management Company)

Enterprise Total Return Subaccount	Intermediate-Term Bond	Enterprise Capital Management, Inc. (subadvised by Pacific Investment Management Company, LLC)

FIDELITY VARIABLE INSURANCE PRODUCTS (VIP)—INITIAL CLASS

Fidelity VIP Asset ManagerSM Subaccount	Domestic Hybrid	Fidelity Management & Research Company (subadvised by FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc., and Fidelity Investments Japan Limited)

Fidelity VIP ContraFund® Subaccount	Large Blend	Fidelity Management & Research Company (subadvised by FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity Investments Japan Limited)

Fidelity VIP Growth Subaccount	Large Growth	Fidelity Management & Research Company (subadvised by FMR Co., Inc.)

Fidelity VIP Growth and Income Subaccount	Large Blend	Fidelity Management & Research Company (subadvised by FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity Investments Japan Limited)

Fidelity VIP Growth Opportunities Subaccount	Large Blend	Fidelity Management & Research Company (subadvised by FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity Investments Japan Limited)

JANUS ASPEN SERIES—INSTITUTIONAL SHARES

Janus Aspen Series Capital Appreciation Subaccount	Large Growth	Janus Capital Management LLC

Janus Aspen Series Flexible Income Subaccount	Multisector Bond	Janus Capital Management LLC

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

JANUS ASPEN SERIES—INSTITUTIONAL SHARES

Janus Aspen Series International Growth Subaccount	Foreign Stock	Janus Capital Management LLC

Janus Aspen Series Mid Cap Growth Subaccount	Mid-Cap Growth	Janus Capital Management LLC

Janus Aspen Series Worldwide Growth Subaccount	World Stock	Janus Capital Management LLC

JANUS ASPEN SERIES—SERVICE SHARES

Janus Aspen Series Mid Cap Value Subaccount	Mid-Cap Value	Janus Capital Management LLC (subadvised by Perkins, Wolf, McDonnell and Company, LLC)

LORD ABBETT SERIES FUND—CLASS VC

Lord Abbett Mid-Cap Value Subaccount	Mid-Cap Value	Lord, Abbett & Co., LLC

MFS® VARIABLE INSURANCE TRUSTSM—INITIAL CLASS

MFS® New Discovery Subaccount	Small Growth	Massachusetts Financial Services Company

MFS® Total Return Subaccount	Domestic Hybrid	Massachusetts Financial Services Company

MFS® Utilities Subaccount	Specialty-Utilities	Massachusetts Financial Services Company

MONY SERIES FUND, INC.

MONY Government Securities Subaccount	Short-Government	MONY Life Insurance Company of America

MONY Intermediate Term Bond Subaccount	Intermediate-Term Bond	MONY Life Insurance Company of America

MONY Long Term Bond Subaccount	Long-Term Bond	MONY Life Insurance Company of America

MONY Money Market Subaccount	Money Market	MONY Life Insurance Company of America

PIMCO VARIABLE INSURANCE TRUST—ADMINISTRATIVE CLASS

PIMCO Real Return Portfolio	Intermediate-Term Bond	Pacific Investment Management Company, LLC

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Equity Income Subaccount	Large-Value	T. Rowe Price Associates, Inc.

T. Rowe Price New America Growth Subaccount	Mid-Cap Growth	T. Rowe Price Associates, Inc.

T. Rowe Price Personal Strategy Balanced Subaccount	Domestic Hybrid	T. Rowe Price Associates, Inc.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Subaccount	Short-Term bond	T. Rowe Price Associates, Inc.

T. Rowe Price Prime Reserve Subaccount	Money Market	T. Rowe Price Associates, Inc.

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Subaccount	Foreign Stock	T. Rowe Price International, Inc.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.—SHARE CLASS I

Morgan Stanley UIF Core Plus Fixed Income Subaccount	Intermediate-Term Bond	Morgan Stanley Investment Management Inc.

Morgan Stanley UIF Emerging Markets Debt Subaccount	International Bond	Morgan Stanley Investment Management Inc.

Morgan Stanley UIF Equity Growth Subaccount	Large Blend	Morgan Stanley Investment Management Inc.

Morgan Stanley UIF Global Value Equity Subaccount	World Stock	Morgan Stanley Investment Management Inc. (subadvised by Morgan Stanley Management Limited)

Morgan Stanley UIF U.S. Real Estate Subaccount	Specialty—Real Estate	Morgan Stanley Investment Management Inc.

Morgan Stanley UIF Value Subaccount	Large Value	Morgan Stanley Investment Management Inc.

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Bond Subaccount	International Bond	Van Eck Associates Corporation

Van Eck Worldwide Emerging Markets Subaccount	Diversified Emerging Markets	Van Eck Associates Corporation

Van Eck Worldwide Hard Assets Subaccount	Specialty—Natural Resources	Van Eck Associates Corporation

We have entered into agreements with either the investment adviser or distributor of certain Funds under which the adviser or distributor pays us a fee ordinarily based upon an annual average percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us more than others. These agreements reflect administrative services we provide. The amounts we receive under these agreements may be significant. These amounts range from 0 to 25 basis points. In addition, our affiliate, MONY Securities Corporation, the principal underwriter for the Policies, will receive 12b-1 fees deducted from portfolio assets for providing distribution and shareholder support services to the portfolios.

Your Right To Vote Portfolio Shares

As required by law, we will vote portfolio shares held in the Variable Account at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act. We will exercise these voting rights based on the instructions received from Owners having the voting interest in corresponding Subaccounts of the Variable Account. We may elect to vote the shares of the Funds in our own right if the 1940 Act or any regulations thereunder is amended, and as a result, we determine that it is permissible to vote the shares of the Funds in our own right.

Unless otherwise required by law, we will determine the number of votes which you have the right to cast by dividing your Account Value in a Subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of Owner votes will be determined as of the date we set. However, such date will not be more than 90-days before the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund’s meeting. If required by the SEC, we reserve the right to determine the voting rights in a different fashion. You may cast your voting instructions in person or by proxy.

We will vote portfolio shares for which we received no timely instructions in proportion to the voting instructions which are received for all Policies participating in that Subaccount. We will also exercise the voting rights from assets in each Subaccount, which are not otherwise attributable to Owners. These votes will be exercised in the same proportion as the voting instructions that are timely received for all policies participating in that Subaccount. Generally, we will vote any voting rights attributable to shares of portfolios of the Funds held in our General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by the Variable Account and by our other separate accounts.

Disregard Of Voting Instructions

We may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Owners or the investment adviser (or portfolio manager) of a portfolio. Our disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio’s objectives and purpose, and considering the effect the change would have on us. If we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

THE GUARANTEED INTEREST ACCOUNT AND THE FIXED SEPARATE ACCOUNT

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guaranteed Interest Account, the Fixed Separate Account (discussed below), or our General Account under the Securities Act of 1933 or under the 1940 Act. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. For more details regarding the Guaranteed Interest Account and the Fixed Separate Account, please see your Policy.

The Guaranteed Interest Account

You may allocate a portion of your Net Premiums and transfer Account Value to our Guaranteed Interest Account, subject to the Guaranteed Interest Account Limitation then in force by us, as explained in your Policy. Amounts allocated to the Guaranteed Interest Account become part of the General Account, which supports insurance and annuity obligations. The General Account holds all of our assets other than those held in the Variable Account or in our other separate accounts. The amounts allocated to the General Account are subject to the liabilities arising from the businesses we conduct. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account.

We may credit your Account Value in the Guaranteed Interest Account with an interest rate based on our guaranteed minimum interest rate, the London InterBank Offered Rate (the “LIBOR” rate), or a portfolio rate. We discuss these rates below.

At the time of Policy issue, you may choose a strategy for crediting interest to your Account Value held in the Guaranteed Interest Account. You may choose either the LIBOR crediting rate strategy or the portfolio crediting rate strategy. You may choose an interest crediting strategy only once during the life of the Policy, and once you choose, you cannot change to another strategy. However, at a minimum, we will credit Account Value in the Guaranteed Interest Account with a guaranteed minimum interest rate of .010746%, compounded daily, for a minimum effective annual rate of 4%, and such interest will be non-forfeitable once we credit it to you. In other words, regardless of whether you choose the LIBOR crediting rate strategy or the portfolio crediting rate strategy, we guarantee that you will earn at least 4% annually on the Account Value you hold in the Guaranteed Interest Account. In addition, we may, in our sole discretion, declare current interest in excess of the guaranteed 4% minimum.

Under the LIBOR crediting rate strategy, we will attempt to acquire securities that will result in a crediting rate that tracks the 12-month U.S. Dollar LIBOR rate as fixed by the British Bankers’ Association. Annual credits can be less than, equal to, or greater than the LIBOR rate, but never less than the guaranteed minimum rate of 4% per year. Under our current interest strategy we may use either the LIBOR rate or the portfolio crediting rate strategy. However, we reserve the right to change our interest strategy.

Under the portfolio crediting rate strategy, we select all investments and determine the crediting rate based on our expectation of investment experience of a portfolio of assets supporting this and other similar products as we may so choose. If you choose the portfolio rate strategy, we may, at our sole discretion, declare current interest in excess of the 4% rate.

Any rates we declare in excess of the 4% rate under either the general portfolio or the LIBOR based crediting rate strategy may be changed or discontinued by us in our sole discretion, on a prospective basis, at any time after they are declared and such change or discontinuance may be applied to any and all amounts previously and/or newly invested in or credited to the Guaranteed Interest Account.

We cannot predict or guarantee future excess interest rates. We bear the full investment risk for Account Value allocated to the Guaranteed Interest Account. The interest credited to this account does not reflect the investment performance of the underlying assets.

The Fixed Separate Account

You may allocate all or a portion of your Net Premiums and transfer Account Value to our Fixed Separate Account. The Fixed Separate Account is a separate account established under the laws of Arizona under which income, gains, and losses from assets allocated to that account are credited against the account without regard to other income, gains, or losses of the Company. This account is legally segregated from the Company’s General Account and its assets are insulated from liabilities arising out of any other business which the Company may conduct.

We may credit your Account Value in the Fixed Separate Account with an interest rate based on our guaranteed um interest rate, the London InterBank Offered Rate (the “LIBOR” rate), or a portfolio rate. We discuss these rates below.

At the time of Policy issue, you may choose a strategy for crediting interest to your Account Value held in the Fixed Separate Account. You may choose either the LIBOR crediting rate strategy or the portfolio crediting rate strategy. You may choose an interest crediting strategy only once during the life of the Policy, and once you choose, you cannot change to another strategy. However, at a minimum, we will credit Account Value in the Fixed Separate Account with a guaranteed minimum interest rate of .010746%, compounded daily, for a minimum effective annual rate of 4%, and such interest will be non-forfeitable once we credit it to you. In other words, regardless of whether you choose the LIBOR crediting rate strategy or the portfolio crediting rate strategy, we guarantee that you will earn at least 4% annually on the Account Value you hold in the Fixed Separate Account. In addition, we may, in our sole discretion, declare current interest in excess of the guaranteed 4% minimum.

Under the LIBOR crediting rate strategy, we will attempt to acquire securities that will result in a crediting rate that tracks the 12-month U.S. Dollar LIBOR rate as fixed by the British Banker’s Association. Annual credits can be less than, equal to, or greater than the LIBOR rate, but never less than the guaranteed minimum rate of 4% per year. Under our current interest strategy we may use either the LIBOR rate or the portfolio crediting rate strategy. However, we reserve the right to change our interest strategy.

Under the portfolio crediting rate strategy, we select all investments and determine the crediting rate based on our expectation of investment experience of a portfolio of assets supporting this and other similar products as we may choose. If you choose the portfolio rate strategy, we may, at our sole discretion, declare current interest in excess of the 4% rate.

Any rates we declare in excess of the 4% rate under either the general portfolio or the LIBOR-based crediting rate strategy may be changed or discontinued by us in our sole discretion, on a prospective basis, at anytime after they are declared and such change or discontinuance may be applied to any and all amounts previously and/or newly invested in or credited to the Fixed Separate Account.

We cannot predict or guarantee future excess interest rates. We bear the full investment risk for Account Value allocated to the Fixed Separate Account. The interest credited to this account does not reflect the investment performance of the underlying assets.

THE POLICY

We designed the Policy to meet the needs of individuals and corporations that wish to purchase life insurance benefits on the lives of key employees, members of the employer’s board of directors, certain selected independent contractors, or certain selected highly compensated employees. The Policy may be sold together with other related policies forming a case. There may be differences in your Policy (such as differences in fees, charges and benefits) from the description below because of state law. We will include any such differences in your Policy.

Applying for a Policy

To purchase a Policy, you must complete an application and then have your agent submit the application to us. We must also have evidence that the proposed insured meets our underwriting requirements. After we have received the necessary information, it can sometimes take several weeks for us to evaluate that information to decide whether to issue a Policy, and if so, what the Insured’s risk class should be. After we approve an application for a Policy and assign the appropriate risk class, we will prepare the Policy for delivery.

You must pay an initial premium of a sufficient amount to put your Policy into effect. We will not pay a death benefit before the Policy is effective unless temporary insurance coverage, as discussed below, was in effect.

We will issue a Policy on the life of an Insured not less than 18 years of age and up to and including 80 years of age. The age of the Insured is the age on his or her birthday nearest the date of the Policy. We may reject an application for any lawful reason.

The minimum Target Death Benefit is generally $100,000. The minimum Specified Amount you may apply for is $100,000. The Specified Amount may be reduced to $50,000 if at least $50,000 of Adjustable Term Insurance Rider is added to the Policy. However, we reserve the right to revise our rules at any time to require a different minimum Specified Amount and Target Death Benefit at issue for subsequently issued Policies.

Temporary Insurance Coverage

A Life Insurance Binder Agreement is available for use as a receipt of premium and to effect coverage prior to the issuance of any Policies. It is designated to provide a specific amount of coverage for a limited period of time. Typically, this coverage will not exceed $2,000,000 nor will it usually extend beyond 90 days. We charge an additional premium for the Life Insurance Binder Agreement and will apply that amount to the Policy, if issued. We will apply the premium from the Life Insurance Binder Agreement to the Policy at the time the Policy is issued provided that the Policy is not canceled under the Right to Return Policy Period.

Policy Date

Each Policy has a Policy Date. We use the Policy Date to determine the Policy months and years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The Policy Date will normally be the later of: (1) the date that we authorize delivery of the Policy (“Policy Issue Date”); or (2) the Policy Date you request in your application. No premiums may be paid with the application except under the temporary insurance procedures.

Backdating

We may sometimes backdate your Policy if you request, by assigning a Policy Date earlier than the Policy Issue Date so that you can obtain lower insurance rates based on a younger insurance age. We will not backdate a Policy for more than six months before the date of your application. If we backdate a Policy, charges will begin earlier than they otherwise would have begun if you had not backdated the Policy. Your initial Scheduled Premium payment will have to include a sufficient premium to cover the extra charges for the backdating period.

Underwriting

We may issue the Policy on a guaranteed issue basis, or on a medically underwritten basis. When we issue a Policy on a medically underwritten basis, we may require a medical examination of the proposed insured.

Policies issued on a guaranteed issue basis may be more expensive than those issued on a fully underwritten basis because certain Insureds under guaranteed issue Policies may be assessed higher cost of insurance rates.

Owner

The Owner is the individual named as such in the application or in any later change shown in our records. While the Insured is living, the Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or that we allow. These rights include the right to change the Beneficiary, to assign the Policy, to transfer Fund Value, or make full or partial surrenders. Assigning the Policy, and full and partial surrenders may have tax consequences.

If more than one person is named as the Owner, they are joint Owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint Owner dies, ownership passes to the surviving joint Owner(s). When the last joint Owner dies, ownership passes through that person’s estate, unless otherwise provided.

Right to Examine a Policy – Right to Return Policy Period

You have a right to examine the Policy when it is received. You may cancel and return the Policy for any reason during the refund privilege period for the Policy by returning it to us at our Operations Center. The refund privilege varies by state and generally runs until 10 days after the Policy’s delivery. In the event that you return your Policy, we will return to you either the total amount of premium paid or the cash value plus charges deducted under the Policy, depending upon the requirements of state law.

PREMIUMS

General

We will usually credit your initial premium payment to a Policy on the later of the date we issue that Policy, the Policy Date, or the date we receive your payment. We will credit any subsequent premium to a Policy on the Valuation Date we receive it at our Operations Center. If you submit your premium payment to your agent, we will not begin processing the premium payment until we have received it from your agent’s selling firm.

The total premiums you pay may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code of 1986, as amended (the “Code”) if the guideline premium test is selected. We may reject any premium, or any portion of a premium, that would result in a Policy being disqualified as life insurance under the Code. Further, we reserve the right to reject all or a portion of any premium payment if part (b) (Fund Value on the date of the Insured’s death multiplied by a death benefit percentage) under either Death Benefit Option 1 or Death Benefit Option 2 is in effect. We will refund any rejected premium. We will tell you once we process a transaction if a Policy is in jeopardy of becoming a modified endowment contract under the Code.

Initial Premium

You must pay an amount equal to at least one fourth of the Target Premium shown in your Policy’s schedule pages to put the Policy into effect. If you want to pay premiums less often than annually, you will have to pay a higher premium amount which will equal the lesser of the minimum annual premium divided by the frequency of the scheduled premium payments, or 25% of the Target Premium.

We base the initial minimum premium on a number of factors including:

1.	the Specified Amount;

2.	any riders you added to a Policy; and

3.	the Insured’s age, smoking status, gender (unless unisex rates apply), and underwriting class.

After your initial premium payment, your full Scheduled Premiums (as discussed below) become due. Once we approve your application and we issue you your Policy, the balance of the first Scheduled Premium payment is payable and should be sent to our Operations Center. The Scheduled Premium payment specified in your Policy must be paid in full when your Policy is delivered. Your Policy is effective the later of: (1) acceptance and payment of the Scheduled Premium payment; or (2) the Policy Date requested in the application.

Case Premiums

We issue the Policy as part of a case. A case is a grouping of one or more policies connected by a non-arbitrary factor. Examples of factors are individuals who share a common employment, business, or other relationship. The sum of the premiums to be received by us in the first policy year for the policies representing the case must be at least $100,000. We may, in our sole discretion, allow a reduced minimum case premium where our rules for exceptions are met.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another on the life of the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. The charges for this Policy may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

Scheduled Premiums

Your initial premium is the only premium you must pay under the Policy. However, you greatly increase your risk of termination if you do not regularly pay premiums. Paying your Scheduled Premiums will not necessarily keep your Policy in Force. Additional premiums may be necessary to keep your Policy in force. (See “Grace Period and Lapse”).

When you apply for the Policy, you may determine a Scheduled Premium payment. This Scheduled Premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. We will send you a premium reminder notice for the Scheduled Premium payment amount on an annual, semiannual, quarterly or monthly basis, at your option.

After the minimum annual premium has been paid, the minimum Scheduled Premium for any Policy is $100.

Unscheduled Premiums

In general, you may make premium payments at any time provided the premium payment is for at least $250. However, we may reject or limit any unscheduled premium that would result in an immediate increase in the Death Benefit payable under the Policy, unless you provide us with satisfactory evidence of insurability when you make the payment. An immediate increase would occur if the Policy’s Death Benefit equals your Cash Value (plus any applicable Enhanced Cash Value) multiplied by a death benefit percentage as a result of the federal income tax law definition of life insurance. See “Death Benefits Under the Policy,” and “Tax Considerations.” If we do not receive satisfactory evidence of insurability, we will return the payment in whole or in part. In addition, we will reject all or a part of a premium payment and return it to you if the premium would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

Repayment of Outstanding Debt

We will treat payments you send to us as premium payments and not as repayment of Outstanding Debt, unless you request otherwise. If a payment is treated as a repayment of Outstanding Debt, we will apply any part of a payment that exceeds the amount of Outstanding Debt to the Account Value in the Variable Account and/or the Guaranteed Interest Account and the Fixed Separate Account. We will only deduct applicable taxes and sales charges from premium payments.

Allocating Net Premiums

You specify the percentage of your Net Premium we are to allocate to the Subaccounts, the Guaranteed Interest Account, and the Fixed Separate Account.. No allocation may be for less than .01% of a Net Premium, and allocation percentages must total 100%. You may change your allocations at any time by writing to our Operations Center. The change will apply to the Net Premium payments you make upon receipt of your instructions.

We will transfer any initial premium you remit to us to our General Account or MONY Series Fund, Inc. Money Market Subaccount until after the Right to Return Policy period has ended if you do not request a Policy Date or if the Policy Date you request is earlier than the Policy Release Date. Where you request a Policy Date that is later than the Policy Release Date, we will hold your initial premium in our General Account until the Policy Date. On the Policy Date, we will transfer your initial premium to our Guaranteed Interest Account until the Right to Return Policy period has ended. Once the Right to Return Policy period ends, we will allocate your initial premium plus interest credited, less any monthly deductions that may apply, among the Subaccounts, the Guaranteed Interest Account, or the Fixed Separate Account, according to your instructions.

If you make an unscheduled premium payment, you may specify an allocation choice that is different than your allocation choice for your Scheduled Premiums. This choice will not change your allocation choice for future Scheduled Premiums.

Limit on Premium Payments Allocated to the Guaranteed Interest Account or the Fixed Separate Account

We will return to you any part of a premium payment requested for allocation to the Guaranteed Interest Account or the Fixed Separate Account if (1) the Account Value in the Guaranteed Interest Account or the Fixed Separate Account equals or exceeds the Guaranteed Interest Account Limitation or the Fixed Separate Account Limitation, as relevant, in force by us at that time, as explained in your Policy, or (2) acceptance of that part of the premium payment would cause the Account Value in the Guaranteed Interest Account or the Fixed Separate Account, as relevant, to exceed such Limitation.

HOW YOUR ACCOUNT VALUE VARIES

Account Value

The Account Value is the entire amount we hold under your Policy for you, and serves as the starting point for calculating certain values under a Policy. It is the sum of the total amount held under the Policy in each Subaccount of the Variable Account, in the Guaranteed Interest Account, in the Fixed Account, and in the Loan Account.

We determine Account Value on each Valuation Date. The Account Value will vary to reflect the performance of the Subaccounts to which you have allocated amounts and interest we credit on amounts in the Guaranteed Interest Account and the Fixed Separate Account and will also vary to reflect Outstanding Debt, charges for the monthly deductions, partial surrenders, and loan repayments. Your Account Value may be more or less than the premiums you paid.

Surrender Value

The surrender value on any Valuation Date is the Cash Value less any Outstanding Debt. If you surrender your Policy during the first eight Policy years, you may be eligible to have an Enhanced Cash Value percentage added to your Cash Value. See “Enhanced Cash Value Rider.” The Cash Value of the Policy equals the Account Value plus any applicable refund of sales charges. Thus, the Cash Value will exceed the Policy’s Account Value by the refund amount in the three years following policy issuance. Once the refund of sales charges has expired, the Cash Value will equal your Policy’s Account Value. See “Surrender.”

Subaccount Values

On any Valuation Date, the value of a Subaccount equals the number of units we credit to the Policy multiplied by the Unit Value for that Date. We make the calculation before the purchase or redemption of units on that Valuation Date.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. When you make allocations to a Subaccount, either by premium allocation, transfer of Account Value, transfer of loan interest from the General Account, transfer of loan interest from the Fixed Separate Account, or repayment of a loan, we credit your Policy with units in a Subaccount.

Subaccount Unit Value

A Subaccount’s Unit Value varies to reflect the investment experience of the underlying portfolio, and may increase or decrease from one Valuation Date to the next. We calculate the Unit Value of a Subaccount on any Valuation Date as follows:

•	Calculate the value of the shares of the portfolio belonging to the Subaccount as of the close of business on that Valuation Date. We do this calculation before giving effect to any Policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to us by the managers of the portfolio is used.

•	Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

•	Divide the resulting amount by the number of units held in the Subaccount on the Valuation Date before the purchase or redemption of any units on that Date.

Guaranteed Interest Account Value

On any Valuation Date, the Account Value in the Guaranteed Interest Account is:

•	the accumulated value with interest on the Net Premiums allocated and amounts transferred to, the Guaranteed Interest Account before that Date; minus

•	withdrawals from the Guaranteed Interest Account before that Date for any partial surrender and its fee, any amounts transferred from the Guaranteed Interest Account and the transfer fee, if any, and any monthly deductions.

Fixed Separate Account Value

On any Valuation Date, the Account Value in the Fixed Separate Account is:

•	the accumulated value with interest on the Net Premiums allocated and amounts transferred to, the Fixed Separate Account before that Date; minus

•	withdrawals from the Fixed Separate Account before that Date for any partial surrender and its fee, any amounts transferred from the Fixed Separate Account and the transfer fee, if any, and any monthly deductions.

TRANSFERS

After we deem the Right to Return Policy Period to have ended, you may transfer Account Value in the Variable Account, the Guaranteed Interest Account, and the Fixed Separate Account among the Subaccounts, from the Subaccounts to the Guaranteed Interest Account or the Fixed Separate Account, or from the Guaranteed Interest Account or the Fixed Separate Account to the Subaccounts. Your request for a transfer may be in writing or in any other form acceptable to us. We reserve the right to impose a transfer fee for each transfer, and consider the request for purposes of the transfer fee to be one transaction. We will deduct a transfer fee, if any from the investment option from which Account Value is being transferred, or if the transfer involves more than one investment option, we will deduct a transfer fee on a pro rata basis from all of the involved investment options (at present, we do not deduct this fee). If there is not sufficient Account Value in that investment option, we will deduct the charge pro-rata from the investment options.

Transfers among the Subaccounts will be effective as of the end of the Valuation Date during which we receive your request at our Operations Center. We may postpone transfers to, from, or among the Subaccounts under certain circumstances. See “Payments.” Currently, we do not limit the number of transfers between Subaccounts. We also currently do not require a minimum amount in transfers between Subaccounts or require that a minimum amount remain in a given Subaccount after a transfer is made to another Subaccount.

Transfers from the Variable Account to the Guaranteed Interest Account and the Fixed Separate Account will be effective on the Valuation Date we receive your request at our Operations Center. We will reject any part of a transfer to the Guaranteed Interest Account if the Account Value in the Guaranteed Interest Account equals or exceeds the Guaranteed Interest Account Limitation then in effect, as explained in your policy. Any portion of a requested transfer which is rejected will be retained in the Subaccounts or the Fixed Separate Account in the same proportion as the transfer amount allocated against each sub-account bears to the total transfer amount.

You may make a transfer of Account Value from the Guaranteed Interest Account and the Fixed Separate Account to any of the Subaccounts once each policy year. A request for such transfer must be received by us at our Operations Center on or within 30 days after a policy anniversary, and will be processed on the Valuation Date we receive it. We will, however, process a transfer request on the policy anniversary if the request is received not more than 10 days before the policy anniversary. That request will be processed on the policy anniversary. We may reject any part of a requested transfer from the Guaranteed Interest Account or the Fixed Separate Account if that part would exceed the greater of: (a) 25% of the Account Value held in the Guaranteed Interest Account or the Fixed Separate Account on the date the transfer would take effect; or (b) $5,000.

Currently there is no charge on transfers of Account Value between Subaccounts or between the Guaranteed Interest Account or the Fixed Separate Account and the Subaccounts. We reserve the right to charge up to a maximum of $25 for transfers. In addition, we reserve the right to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Guaranteed Interest Account, the Fixed Separate Account, or the Subaccounts after a transfer.

At any time during the first 24 months after the date of issue of the Policy, the entire amount of Account Value in the Subaccounts may be transferred to the Guaranteed Interest Account and/or the Fixed Separate Account. Election of this exchange transfer will change this Policy to a policy that is not dependent upon the investment results of a separate account. There will be no transfer charge for an exchange transfer and the Guaranteed Interest Account and/or the Fixed Separate Account limitation will be waived. On the date an exchange transfer takes effect, the premium allocations will be changed to the Guaranteed Interest Account and/or the Fixed Separate Account only.

No transfers between the Guaranteed Interest Account and the Fixed Separate Account may be made after the end of the free transfer period of Account Value. Consult your Policy endorsement for more information on the free transfer period.

Transfers By Third Parties

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds, and the managements of the Funds share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple Owners, we may not honor such transfers. We will notify you in writing if we do not process a transfer request. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they have been submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

DEATH BENEFITS

As long as a Policy is in effect and before the Maturity Date, we will pay the Death Benefit proceeds upon receipt at our Operations Center of satisfactory proof of an Insured’s death. We may postpone payment of the Death Benefit under certain conditions. See “Payments.” We will pay the proceeds to the Beneficiary.

Amount of Death Benefit Proceeds Payable

The amount of Death Benefit proceeds payable equals:

1.	the Death Benefit payable at the death of an Insured; less

2.	any Outstanding Debt, and if the death of the Insured occurs during any period for which a monthly deduction has not been made, any monthly deduction that may apply to that period, including the deduction for the month of death.

Under certain circumstances, we may further adjust the amount of the Death Benefit proceeds payable. See “Misstatement of Age or Sex,” “Suicide Exclusion,” and “Incontestability.”

Death Benefit Options

When you apply for a Policy, you have to make three choices about the Death Benefit. First, you must select the Death Benefit compliance test; second, you must tell us how much life insurance you want on the Insured; and finally, you must select a Death Benefit option.

The Policy must satisfy one of two alternative Death Benefit compliance tests to qualify as life insurance under section 7702 of the Code: the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test. Each test requires that the Policy’s Death Benefit always be equal to or greater than the Account Value multiplied by a certain death benefit percentage. Under the Cash Value Accumulation test, the death benefit percentages vary by an Insured’s Attained Age and gender; under the Guideline Premium/Cash Value Corridor Test, the death benefit percentages may vary by an Insured’s Attained Age. In most situations, the Death Benefit that results from the Cash Value Accumulation Test will be more than the Death Benefit that results from the Guideline Premium/Cash Value Corridor Test. However, under the Guideline Premium/Cash Value Corridor Test, the premiums you pay into the Policy will be limited. Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough Death Benefit in relation to Account Value at all times. Once you choose the test, you cannot change it.

You also must tell us how much life insurance coverage you want on the life of each Insured. Total life insurance coverage consists of Specified Amount and amounts added by the Adjustable Term Insurance Rider. The minimum Specified Amount is $100,000.

Finally, you must select a Death Benefit option: Death Benefit Option 1 or Death Benefit Option 2. If you prefer to have premium payments and any favorable investment performance reflected partly in the form of an increasing Death Benefit, you should consider choosing Death Benefit Option 2. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and any favorable investment performance reflected to the maximum extent in Account Value (thus reducing the cost of insurance charges), you should consider choosing Death Benefit Option 1. If you do not select a Death Benefit option, we will not issue the Policy. Subject to certain restrictions, you may change your Death Benefit option, see below. Information about the riders is provided under “Optional Insurance Benefits,” below.

Under Death Benefit Option 1, your Death Benefit under a Policy will be the greater of:

a.	the Specified Amount in effect on the date of the Insured’s death plus any increase in Account Value since the last Monthly Anniversary Day, plus any term insurance you may have added by rider, or

b.	the Cash Value on the date of the Insured’s death multiplied by the applicable death benefit percentage shown in the Policy.

Under Death Benefit Option 2, your Death Benefit under a Policy will be the greater of:

a.	the Specified Amount in effect on the date of the Insured’s death plus any term insurance you may have added by rider, plus the Account Value on the date of the Insured’s Death, or

b.	the Cash Value on the date of the Insured’s death multiplied by the death benefit percentage shown in the Policy.

The death benefit percentage is the same as that used for Option 1. The Death Benefit in Option 2 will always vary as Account Value varies.

The death benefit percentage will vary by the Death Benefit compliance test the Owner selected. A table showing the death benefit percentages is in your Policy.

In addition to using the death benefit percentage shown in the Policy, you may elect at issue an alternate death benefit percentage. The alternate death benefit percentage may produce a higher base death benefit amount beginning the later of the Insured’s age 55 or 10 years following Policy issue. This alternate death benefit percentage grades back to the federal tax law death benefit percentage at the Maturity Date. Use of the alternate death benefit percentage results in a higher ratio of base death benefit to Account Value than that resulting from the use of the federal tax law death benefit percentage beginning the later of the Insured’s age 55 or 10 years following Policy issue. The higher percentage then gradually reduces until, by the Maturity Date, it is equal to the ratio produced by the use of the federal tax law death benefit percentage. Although the use of the alternate death benefit percentage results in a higher base death benefit than the federal tax law death benefit percentage, this higher base death benefit results in higher cost of insurance charges which has the effect of reducing the Account Value and consequently, future base death benefits. The election of the alternate death benefit percentage may be eliminated at any time; once eliminated, it cannot be reinstated.

Examples of Options 1 and 2

The following examples demonstrate how we calculate the Death Benefit under Options 1 and 2. The examples show an Insured under two Policies with the same Specified Amount, but Account Values vary as shown. We assume that each Insured is age 65 at the time of death and that there is no Outstanding Debt. We also assume that the Owner selected the Guideline Premium Test. Policy 1 shows what the Death Benefit would be for a Policy with low Account Value. Policy 2 shows what the Death Benefit would be for a Policy with a higher Account Value.

	Policy 1	Policy 2
Specified Amount	$100,000	$100,000
Account Value on Date of Death	$35,000	$85,000
Death Benefit Percentage	120%	120%
Death Benefit under Option 1	$100,000	$102,000
Death Benefit under Option 2	$135,000	$185,000

How We Determine the Death Proceeds

The actual amount of Death Proceeds will depend on:

•	the Death Benefit as determined above;

•	the use of the Account Value during an Insured’s life;

•	any partial surrenders;

•	any Outstanding Debt plus loan interest accrued and payable to us;

•	any additional insurance provided by rider;

•	any increase or decrease in the Specified Amount;

•	an Insured’s suicide during the first two years since the Policy Date or during the first two years following an increase in existing coverage; and

•	a misstatement of an Insured’s age or gender.

Changing Death Benefit Options

You may change the Death Benefit option under each Policy by writing us at our Operations Center. If you change from Death Benefit Option 1 to Death Benefit Option 2, you must provide us with satisfactory evidence of insurability at the time you make your request. We do not require evidence of insurability if you change from Death Benefit Option 2 to Death Benefit Option 1. Any change in Death Benefit options will become effective on the first Monthly Anniversary Day on or after the date we receive and approve the request at our Operations Center.

If you change from Death Benefit Option 1 to Death Benefit Option 2, we will reduce a Policy’s Specified Amount by the amount of that Policy’s Account Value at the date of the change. We will not permit you to change from Death Benefit Option 1 to Death Benefit Option 2 if the change would result in a new Specified Amount of less than $100,000.

If you change from Death Benefit Option 2 to Death Benefit Option 1, we will increase the Specified Amount of a Policy by the amount of the Policy’s Account Value at the date of the change. The change to Death Benefit Option 1 will generally reduce the Death Benefit payable in the future.

A change in the Death Benefit option may affect the monthly cost of insurance charge since this charge varies with the Net Amount at Risk. Generally, the Net Amount at Risk is the amount by which the Death Benefit exceeds Account Value. See “Charges and Deductions – Deductions From Account Value – The Monthly Deductions.” If the Policy’s Death Benefit is not based on the death benefit percentage under Death Benefit Option 1 or Death Benefit Option 2, changing from Option 2 to Option 1 will generally decrease the Net Amount at Risk. Therefore, this change may decrease the cost of insurance charges. Changing from Death Benefit Option 1 to Death Benefit Option 2 will generally result in a Net Amount at Risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the Insured’s age. You should consult a tax adviser before changing the Death Benefit option.

Changing the Target Death Benefit

You may change the Target Death Benefit under a Policy subject to the conditions described below. We will not accept the request for an increase in Target Death Benefit if the Insured is over our current maximum age for issuing the Policy or if the request is for less than the minimum amount of a change as specified in the Policy. We offer an Adjustable Term Insurance Rider that may be more cost effective for you than increasing the Specified Amount under a Policy.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Target Death Benefit may have other tax consequences. You should consult a tax adviser before changing the Target Death Benefit.

Increases

•	You may make scheduled increases of the Target Death Benefit when you apply for the Policy or when you make an unscheduled increase in the Target Death Benefit. Scheduled increases will be effective on the date you request.

•	You may only schedule increases of the Target Death Benefit by purchasing and increasing the amount under the Adjustable Term Insurance Rider.

•	While the Insured is living, you may apply for an unscheduled increase in the Target Death Benefit using a supplemental application. You will have to submit evidence satisfactory to us that the Insured is insurable, and we will not permit an increase in the Target Death Benefit after the Insured’s Attained Age 81 (or Attained Age 70 for Policies issued on a guaranteed issue basis). Unscheduled increases must be in increments of $10,000.

•	Any unscheduled increase will be effective on the Monthly Anniversary Day that coincides with or follows our approval of your request.

•	Unless you indicate otherwise, we will assume that any request for an unscheduled increase to the Target Death Benefit to be a request for an increase to the Specified Amount.

•	An unscheduled increase in Specified Amount will increase the Target Death Benefit by an equal amount so that the Adjustable Term Insurance Rider amount will remain unchanged after the increase.

•	An approved increase is subject to deduction of the first month’s increased cost of insurance from Account Value.

•	An unscheduled increase in Specified Amount will create a new “coverage segment.” We will allocate Account Value after the increase first to the original coverage segment, and then to each coverage segment in order of the increases.

•	You will incur additional sales charges associated with the increase.

•	We will calculate the sales charge for the increase in a similar way as for the original Specified Amount. We will allocate premiums you pay after the increase to the original and the new coverage segments in the same proportion that the guideline annual premiums (as defined by federal tax law) for each coverage segment bear to the sum of the guideline annual premiums for all segments. We will adjust the Target Premiums and the required premiums under the guaranteed death benefit rider, if applicable.

•	If the Target Death Benefit is increased when a premium payment is received, we will process the increase before we process the premium payment.

•	If an unscheduled increase creates a new coverage segment of Specified Amount, the Account Value under a Policy will be allocated:

•	first, to the original coverage segment; and

•	second, to each coverage segment in order of increases.

•	We will allocate coverage segments in the same proportion that the guideline annual premium for each segment bear to the sum of the guideline annual premiums for all coverage segments.

•	Increasing the Specified Amount will generally increase the base death benefit of a Policy, and could affect the subsequent level of base death benefit and Account Value under the Policy.

Decreases

•	You may decrease the Target Death Benefit by submitting a written application to us at our Operations Center. The decrease will take effect on the Monthly Anniversary Day following the date we approve it.

•	Any decrease in Specified Amount will reduce the Target Death Benefit of a Policy and may reduce the Specified Amount of the Policy at issue. We only allow decreases in Target Death Benefit of at least $10,000.

•	You may not decrease the Specified Amount below $100,000.

•	During the grace period, we will not allow a decrease unless the Account Value less any Outstanding Debt is greater than our estimate of the monthly deduction to be made on the next Monthly Anniversary Day.

•	We will apply decreases in the Target Death Benefit in the following order:

1.	First to reduce the coverage segments of Adjustable Term Insurance Rider associated with the most recent increases; then

2.	To the next most recent increases of Adjustable Term Insurance Rider successively; then

3.	To the original coverage segment of Adjustable Term Insurance Rider; and

4.	After all coverage segments of Adjustable Term Insurance Rider have been entirely eliminated, then coverage segments of the Specified Amount will be reduced in a similar order.

•	If the Specified Amount is decreased when a premium payment is received, we will process the decrease before we process the premium payment.

•	Rider coverages may be affected by a decrease in Specified Amount.

•	We will reject a decrease in Specified Amount, if to effect the decrease payments to you would have to be made from Account Value for compliance with the guideline premium limitations and the amount of the payments would exceed the Cash Value of your Policy.

•	A decrease may not cause the remaining Specified Amount to be less than the amount necessary for the Policy to qualify as life insurance under Section 7702 of the Code.

•	If a requested change is not approved, we will send you a written notice of our decision.

•	Changes in any additional adjustable term insurance amount will be subject to the same rules discussed above for Specified Amount changes.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, you may elect to add one or more of the optional insurance benefits described below. You may add these benefits when you apply for your Policy. These other optional benefits are added to your Policy by an addendum called a rider. The amounts of these benefits are fully guaranteed at issue. You can cancel these benefits at any time. Certain restrictions may apply, and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your Policy’s status as a modified endowment contract. See “Tax Considerations.” Your agent can describe these benefits further.

Adjustable Term Insurance Rider

You may elect the Adjustable Term Insurance Rider as a portion of the total Death Benefit. This Rider provides adjustable term life insurance on the life of an Insured, which is annually renewable until the Insured’s attained age 95. The amount of coverage provided by the Rider varies over time.

When we issue a Policy, we establish a schedule of death benefit amounts called the “Target Death Benefit.” The Target Death Benefit may be varied as often as each Policy year, and subject to our rules, may be changed after issue. See “Death Benefits Under the Policy.”

The amount of the Adjustable Term Insurance Rider in effect at any time is equal to the difference between the scheduled Target Death Benefit and the base death benefit. The Rider is dynamic; it adjusts for variations in the base death benefit under a Policy (e.g., changes resulting from the federal income tax law definition of life insurance) so that the Target Death Benefit remains level. We generally restrict the amount of the Target Death Benefit at issue to an amount not more than 900% of the Specified Amount.

For example, assume the base death benefit varies according the following schedule. The Adjustable Term Insurance Rider will adjust to provide Death Benefit proceeds equal to the Target Death Benefit each year.

Base Death Benefit	Target Death Benefit	Term Insurance Rider Amount

$500,000	$550,000	$50,000

$501,500	$550,000	$48,500

$501,250	$550,000	$48,750

Since the Adjustable Term Insurance Rider is dynamic, it is possible that the Rider may be eliminated entirely as a result of increases in the base death benefit. Using the above example, if the base death benefit grew to $550,000, the Adjustable Term Insurance Rider would be reduced to zero. (It can never be reduced below zero). Even though the Rider amount is reduced to zero, the Rider will remain in effect until it is removed from the Policy. Therefore, if the base death benefit is subsequently reduced below the Target Death Benefit, a Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level.

There is no defined premium for the Adjustable Term Insurance Rider. We add the cost of the Rider to the monthly deductions, and is based on each Insured’s Attained Age and risk class. We may adjust the rate charged for the Rider from time to time, but any rate will remain the same for one year. The rate will never exceed the guaranteed cost of insurance rates for the Rider for that Policy year. The cost of the Rider is added to our calculation of the Target Premium.

There may be times in which it will be to your economic advantage to include a significant portion of your insurance under the Adjustable Term Insurance Rider. These circumstances depend on many factors, including the premium levels and amounts and duration of coverage you choose, as well as the age, sex, and rate class of the Insured.

Enhanced Cash Value Rider

At no cost to you and if you elect this benefit, we will add the Enhanced Cash Value Rider to your Policy when we issue the Policy. During the first eight Policy years, if you meet the conditions of the Rider, this benefit will increase your Cash Value when you make a full surrender of the Policy. The enhancement amount, however, is not added to your Account Value should you make a partial surrender, take a loan from your Policy, or if you surrender your Policy by means of an exchange.

Specifically, during the first eight Policy years (and if the conditions of the Rider are met), we will increase the amount payable upon full surrender of the Policy by a maximum additional percentage of Cash Value in each Policy year as follows:

Policy Year	Enhanced Cash Value Percentage
1	5.0%
2	7.0%
3	7.0%
4	6.0%
5	5.0%
6	3.0%
7	2.0%
8	1.0%
9 and later	0.0%

We will continue to deduct any Outstanding Debt from the amount payable at full surrender. Coverage under the Enhanced Cash Value Rider will end on the earliest of: (a) the date your Policy goes out of force; (b) the eighth Policy anniversary of your Policy; or (c) the Valuation Date we receive your request to terminate the Rider. Please see the Rider for more details.

Guaranteed Death Benefit Rider

When applying for a Policy, you may elect the Guaranteed Death Benefit Rider. This Rider may extend the period the Specified Amount of the Policy remains in effect. Premiums (less any partial surrenders and their fees) at least equal to the cumulative Monthly Guaranteed Premium must have been paid and the Account Value of the Policy must exceed Outstanding Debt for the Rider to remain in effect.

If the premiums you have paid do not equal or exceed this amount, the Rider will automatically end. In addition, this Rider will automatically end at the Insured’s age 95 (“Guarantee Period”). An extra charge will be deducted monthly from the Account Value during the Guarantee Period. This charge will end at the conclusion of the Guarantee Period, and it will end if on any Monthly Anniversary Day you have not paid the amount of premiums the Rider requires you to pay.

On each Monthly Anniversary Day, we test to determine whether you have paid the amount of premiums required to keep the Guaranteed Death Benefit Rider in effect. To remain in effect, we make two tests. Under the first test the Account Value must exceed Outstanding Debt. Under the second test, we total the actual premiums you have paid for the Policy and subtract the amount of partial surrenders (and associated fees). The result must equal or exceed:

•	the Monthly Guaranteed Premium for the Rider, multiplied by

•	the number of complete months since the Policy Date.

If the Policy meets both tests on the Monthly Anniversary Day, the Rider remains in effect until the next Monthly Anniversary Day. If the Policy fails to meet either test, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the “grace period.” If you fail to pay the additional premiums required, the Guarantee Period, and therefore the Rider, will end. Please refer to your Rider for additional information on the Guaranteed Death Benefit Rider.

Maturity Extension Rider

The maturity date for this Policy is the Policy anniversary on which the Insured is age 95. If the Insured is living on the maturity date, we will pay to you, as an endowment benefit, the Account Value of the Policy less Outstanding Debt. Ordinarily, we pay within seven days of the Policy anniversary. Payments may be postponed in certain circumstances. See “Payments.”

At your option, payment of the benefit may be deferred until the date of the Insured’s death. Death Proceeds payable immediately after the maturity date equal the Surrender Value of the Policy multiplied by the death benefit percentage at the Insured’s age 95. Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

The tax consequences of continuing the Policy beyond the Insured’s 95th year are unclear. You should consult a tax adviser if you intend to keep a Policy in force beyond the Insured’s 95th year.

SURRENDERS AND PARTIAL SURRENDERS

Surrender

You may surrender the Policy at any time by sending a written request and your Policy to our Operations Center. The Policy will terminate at end of the Valuation Date we receive your request. Unless an optional payment plan is chosen, any proceeds will be paid to the Owner in a lump sum. The amount payable on surrender is the Cash Value on the date of surrender plus any amount added by the Enhanced Cash Value Rider and less any Outstanding Debt.

A surrender may have adverse tax consequences. See “Tax Considerations.”

Partial Surrender

You may request a partial surrender of Account Value at any time. We will process the partial surrender on the Valuation Date we receive it. We currently do not limit the number of partial surrenders you may make in a policy year, although we reserve the right to limit this number to 12.

Your partial surrender must be for at least $500 (plus its fee). We will not allow a partial surrender if your Account Value after the partial surrender (including the partial surrender fee) would be less than $500 or would result in a Target Death Benefit of less than $100,000 (with at least $50,000 of the Target Death Benefit being Specified Amount in force – i.e., the minimum amount of Target Death Benefit and Specified Amount necessary to issue the Policy).

We will deduct the partial surrender (plus the applicable fee) proportionately from your Account Value in each Subaccount, Guaranteed Interest Account, and the Fixed Separate Account.

Effect of Partial Surrenders on Account Value and Death Benefit Proceeds

If you make a partial surrender and you selected Death Benefit Option 1, we will decrease the Specified Amount of your Policy by the amount of the partial surrender (excluding its fee). If you selected Death Benefit Option 2, a partial surrender will not change the Specified Amount of your Policy. However, if the Death Benefit is not equal to the Account Value times a death benefit percentage, we will reduce the Death Benefit by the amount of the partial surrender (including its fee). Under either Death Benefit Option, if the Death Benefit is based on the Account Value times the applicable death benefit percentage, the Death Benefit may decrease by an amount greater than the partial surrender.

There is a fee for each partial surrender of the lesser of 2% of the amount surrendered or $25.

Partial surrenders may have adverse tax consequences. See “Tax Considerations.”

LOANS

You may borrow up to 90% of Account Value under the Policy (less any Outstanding Debt on the date of the loan) by writing us at our Operations Center. The minimum amount you may borrow is $250. (If you request a loan on a Monthly Anniversary Day, the maximum loan is reduced by the monthly deduction due on that day). The Policy is the only security for the loan. A loan may have tax consequences. Please consult a tax adviser before borrowing from the Policy.

To secure a loan, we transfer an amount equal to the loan proceeds from Account Value in the Variable Account and/or the Guaranteed Interest Account or the Fixed Separate Account to our Loan Account. We will allocate the amount of the loan against the Guaranteed Interest Account, the Fixed Separate Account, and/or each Subaccount in the Variable Account in the same proportion that Account Value held in the Guaranteed Interest Account, the Fixed Separate Account, and/or each Subaccount bears to total Account Value. The Loan Account is part of our General Account. We pay interest monthly on amounts allocated to our Loan Account at an annual rate not less than 4.0%. After the tenth policy anniversary, the annual interest rate that applies to the Loan Account is expected to be 0.3% higher than otherwise applicable. The tax consequences associated with loans after the tenth policy year are unclear and a tax adviser should be consulted about such loans. If when you are repaying a loan the amount of your repayment exceeds your Outstanding Debt, we will allocate the excess to the Variable Account, the Guaranteed Interest Account, and the Fixed Separate Account pursuant to your most recent allocation instructions.

We normally pay the amount of the loan within seven calendar days after we receive a proper request for a loan at our Operations Center. We may postpone payment of a loan under certain conditions. See “Payments.”

We charge interest on a loan at an annual rate of 4.6%. Loan interest is payable in arrears on each Policy anniversary. If you do not pay interest when due, it will be added to the amount of the loan and accrue interest accordingly. To secure this “new” loan, we will deduct amounts from the Account Value of each Subaccount, and/or the Guaranteed Interest Rate or the Fixed Separate Account in the same proportion that each bears to total Account Value on the Policy anniversary.

You may repay all or part of the Outstanding Debt (i.e., your loan amount plus interest on the loan) at any time while the Policy is in effect by sending the repayment to our Operations Center. You must clearly mark a payment as a loan or interest payment for it to be treated as such. If a payment is not identified as a loan repayment, it will be treated as a premium payment. If a loan repayment is made which exceeds Outstanding Debt, we will consider the excess to be part of a Scheduled Premium, and the payment will be subject to the rules on acceptance of premium payments.

Upon each loan repayment, we will transfer an amount equal to the loan repayment from the Loan Account to the Variable Account, the Guaranteed Interest Account, and the Fixed Separate Account according to your current premium allocation instructions, unless you specify otherwise.

We will deduct any Outstanding Debt from surrender value and Death Benefit proceeds payable at the Insured’s death.

Effect of Loans

A loan affects the Policy because we reduce Death Benefit proceeds and surrender value under a Policy by the amount of Outstanding Debt. Repaying the loan causes the Death Benefit proceeds and Account Value to increase by the amount of the repayment. As long as there is Outstanding Debt, we will hold an amount in the Loan Account equal to the loan amount as collateral. This amount is not affected by the Variable Account’s investment performance or interest we credit on amounts allocated to the Guaranteed Interest Account or the Fixed Separate Account. Amounts transferred from the Variable Account as collateral will affect Account Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Variable Account.

TERMINATION

General

If on any Monthly Anniversary Day, the Account Value (less Outstanding Debt) under a Policy is not sufficient to pay the current monthly deduction, we will deduct the amount that is available and we shall send the Owner (and any assignee of record) a notice of insufficient value. A grace period of 61 days from the date of the notice of insufficient value will be allowed for payment. If you do not pay the required premium, the Policy will lapse.

Amounts You Must Pay to Prevent Lapse

If you receive a notice of insufficient premium and the Guaranteed Death Benefit Rider is not in effect, you must pay the amount stated in the notice during the grace period to keep a Policy in effect. In general, the amount will equal:

a)	any balance needed for the monthly deduction; plus

b)	any accrued loan interest due during the grace period; plus

c)	an amount equal to two monthly deductions, or if greater, the number of monthly deductions until the next Scheduled Premium due date.

If you elect the Guaranteed Death Benefit Rider, however, the Specified Amount of your Policy will not lapse during the guarantee period of the rider even if your Account Value less Outstanding Debt is not sufficient to cover all deductions from Account Value on any Monthly Anniversary Day, provided that the test for continuation of the guarantee period set forth in your rider has been met.

A Policy Will Remain in Effect During the Grace Period

A Policy will remain in effect through the grace period. This means that if the Insured should die during the grace period, a Death Benefit would still be payable, although we would reduce the Death Benefit proceeds by the unpaid monthly deduction and by the amount of any Outstanding Debt. If you do not pay the required premium before the grace period ends, the Policy will terminate. It will have no value and no benefits will be payable. We will allocate required premium payments made during the grace period among the Subaccounts and/or the Guaranteed Interest Account and the Fixed Separate Account according to your current Scheduled Premium allocation instructions. We will charge any monthly deduction due to the Subaccounts, the Guaranteed Interest Account, and the Fixed Separate Account on a proportional basis.

Reinstatement

If you have not surrendered your Policy and it is before the maturity date, you may reinstate your Policy within five years after the Monthly Anniversary Day preceding the beginning of the grace period.

The effective date of a reinstatement will be the Monthly Anniversary Day on or following the date we approve the application for reinstatement. To reinstate your Policy, you must provide us the following items:

1.	a written application from you received at our Operations Center within five years after the Monthly Anniversary Day preceding the beginning of the grace period;

2.	satisfactory evidence to us of the Insured’s insurability;

3.	payment of a premium large enough to:

a.	pay the balance needed during the grace period as described in the “Amounts you must pay to prevent lapse” section above; and

b.	keep the Policy in effect for at least three months from the reinstatement date; and

4.	payment or reinstatement of any Outstanding Debt you owe us on the Policy, plus payment of interest on reinstated Outstanding Debt from the date of reinstatement to the next succeeding Policy anniversary at the rate that applies to Policy loans on the date of reinstatement.

5.	Payment of a $150 reinstatement fee.

At the time of reinstatement, we will allocate Account Value minus, if applicable, Outstanding Debt among the Subaccounts, the Guaranteed Interest Account, and the Fixed Separate Account pursuant to your most recent Scheduled Premium allocation instructions.

PAYMENTS

You may send your written request for payment by U.S. mail, or transfer request by U.S. mail or facsimile, to our Operations Center. We will ordinarily pay Death Benefit, surrender, partial surrender, or loan proceeds allocated from the Subaccounts, and effect transfers among the Subaccounts or from the Variable Account to the Guaranteed Interest Account or Fixed Separate Account within seven days of receiving all the information required for processing a payment.

Other than Death Benefit Proceeds, which we determine as the date of the Insured’s death, the amount we pay or transfer, as appropriate, is as of the end of the Valuation Date during which our Operations Center receives all required documents. We may pay our surrender Proceeds or Death Benefit Proceeds as a lump sum or under one of our Settlement Options. See “Settlement Options.” Any Death Benefit Proceeds that we pay in one lump sum will include interest from the date of the Insured’s death to the date of payment. The interest we pay will be not less than 2 3/4% annually.

We may postpone for up to 6 months from the date we receive your request any partial surrender payments or loan payment that involves a determination of Account Value held in the Guaranteed Interest Account or the Fixed Separate Account. We also may delay the calculation of payment if such a payment or transfer of amounts is based on investment performance of the Subaccounts and if:

•	the New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to honor any request for transfers, surrenders, partial surrenders, loans or Death Benefits until instructions are received from the appropriate regulator.

CHARGES AND DEDUCTIONS

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the Policies. We incur certain costs and expenses for the distribution and administration of the Policies and for providing the benefits payable thereunder.

Services and benefits we provide:

•	the Death Benefit, surrender benefit and loan benefit under the Policy;

•	Investment Options, including premium allocations;

•	administration of elective benefits; and

•	the distribution of reports to Owners.

Costs and expenses we incur:

•	processing applications for and issuing the Policies;

•	maintaining records;

•	administering settlement options;

•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•	reconciling and depositing cash receipts;

•	those associated with underwriting applications and increases in Specified Amount;

•	sales and marketing expenses including compensation paid in connection with the sales of the Policies;

•	providing toll-free inquiry services;

•	other costs of doing business, such as federal, state and local premium taxes and other taxes and fees.

The risks we assume include:

•	that an Insured may live for shorter period of time than estimated, resulting in the payment of greater Death Benefits than expected; and

•	that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the sales charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Deductions from Premiums

We deduct a sales charge and a tax charge from your gross premium before we apply the Net Premium to your Account Value. The sales charge compensates us for the cost of distributing the Policies. We deduct the sales charge of 9% from the gross premium only up to the Target Premium during the first 10 Policy years and during the 10 Policy years after an increase in Specified Amount.

The Target Premium is an amount equal to the maximum amount of premium which may be paid for a Policy under Death Benefit Option 1 without violating the limits of the federal income tax law definition for modified endowment contract. See “Modified Endowment Contracts.” The Target Premium is not based on Scheduled Premiums. The Target Premium for the Policy and Specified Amount coverage segments added since the Policy Date will be stated in the Policy.

We may refund a portion of the sales charges we previously deducted from your premium payments to you should you surrender your Policy in the first 3 Policy years and your Policy is not in default. No refund will be paid if the Policy is in default. The amount of refund is as follows:

Year of Surrender	Amount of Refund
First Policy year	Sum of all sales charges in that year
Second Policy year	66.67% of sales charges in the first Policy year
Third Policy year	33.33% of sales charges in the first Policy year

We also deduct a tax charge for state and local premium taxes and for federal tax on deferred acquisition costs. The charge for state and local premium taxes currently is 0 - 4% of each premium payment depending on applicable state law. The federal tax charge for deferred acquisition costs of the Company is currently 1.25% of your premium payment, and is used to cover our estimated cost for federal income tax treatment of deferred acquisition costs. We will not deduct the federal deferred acquisition cost charge where premiums received from you are not subject to this tax.

We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

Deductions from Account Value – The Monthly Deductions

We take a monthly deduction from Account Value on each Monthly Anniversary Day. A monthly deduction is equal to the sum of:

•	the cost of insurance charge;

•	if applicable, the medical underwriting charge;

•	if applicable, the guaranteed issue charge;

•	mortality and expense risk charge;

•	the administrative charge; and

•	if applicable, any rider charge.

Cost of Insurance Charge.  We assess a monthly cost of insurance charge to compensate us for insuring the Death Benefit (i.e., the anticipated cost of paying a Death Benefit that exceeds your Account Value). The cost of insurance charge depends on the Insured’s issue age (or age on the effective date of increase of Specified Amount), gender, risk class, and the duration of the Policy (or the increase in Specified Amount) and may vary from Policy to Policy and Monthly Anniversary Day to Monthly Anniversary Day.

We currently place Insureds into the following risk classes when we issue a Policy: Preferred Nonsmoker, Preferred Smoker, Standard Nonsmoker, Standard Smoker, or Substandard Class. The original risk class applies to the initial Specified Amount. A different risk class may apply to any unscheduled increase, based on the Insured’s circumstances at the time of the increase in Specified Amount.

We calculate the insurance rate separately for the initial Specified Amount and for any increase in Specified Amount. The cost of insurance rate generally increases with the age of the Insured.

We may change the insurance rates from time to time at our sole discretion, but we guarantee that the insurance rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the 1980 Commissioners’ Standard Ordinary Mortality Tables. The maximum insurance rates are based on the Insured’s age nearest his or her birthday at the start of the Policy year. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policy, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

Our current insurance rates distinguish between women and men. We offer Policies based on unisex mortality tables if required by state law.

We determine the cost of insurance for an Insured on the Policy Date and thereafter on each Monthly Anniversary Day. We determine it separately for each of the following, in the order shown:

(A)	the initial Specified Amount and any Adjustable Term Insurance Rider;

(B)	each increase in Specified Amount or each increase in Adjustable Term Insurance Rider, successively, in the order in which it took effect; and

(C)	the excess of the Death Benefit over the Specified Amount or Adjustable Term Insurance Rider due to corridor death benefit percentages then in force.

We calculate the cost of insurance for each of (A), (B), and (C) above by multiplying the insurance rate by its Net Amount at Risk. The factors that affect the Net Amount at Risk include investment performance, payment of premiums, and charges to the Policy. The insurance rate that applies to paragraph (C) is the same as the rate that applies to the most recent increase in Specified Amount. If there has been no increase in the Specified Amount, the rate for the initial Specified Amount (as shown in the Policy) applies.

Lower cost of insurance rates are offered at most ages for Insureds who qualify for the standard underwriting class and whose applications are fully underwritten (i.e., subject to evidence of the Insured’s insurability). Current insurance rates are generally higher for Policies issued on a guaranteed issue basis, where evidence of insurability is not required and only limited underwriting information is obtained when underwriting on a guaranteed issue basis. Policies issued to employers, trustees and similar entities are often issued on a guaranteed issue basis. Therefore, Policies in this underwriting class may present an additional mortality expense to us relative to fully underwritten Policies. The additional risk is generally reflected in higher current insurance rates guaranteed not to exceed the 1980 Commissioners’ Standard Ordinary Mortality Tables.

We may offer insurance coverage up to $2.5 million on a guaranteed issue or simplified issue basis under Policies in a single case that meet our requirements at the time of Policy issue.

Medical Underwriting Charge.  We deduct $5.00 per month for the first three policy years from the Account Value of those policies that required medical underwriting.

Guaranteed Issue Charge.  We deduct $3.00 per month for the first three policy years from the Account Value of those policies that were issued on a guaranteed issue basis. We do not expect to profit from the medical underwriting charge or the guaranteed issue charge.

Mortality and Expense Risk Charge.  We deduct a mortality and expense risk charge to compensate us for assuming mortality and expense risks under the Policies. The mortality risk is that Insureds, as a group, may live for a shorter period of time than we estimate, and therefore, the cost of insurance charges specified in the Policy will not be sufficient to meet our actual claims. The expense risk we assume is that other expenses incurred in issuing and administering the Policies and operating the Variable Account will be greater than the amount we estimated when we set the charges for those expenses.

The amount we charge for mortality and expense risk is as follows:

Policy Year	Charge Rate
Years 1-10	We will charge a monthly rate of .05% (.60% annually) of the Account Value in the Variable Account.
Years 11+	We guarantee a maximum monthly rate of .0375% (.45% annually) of the Account Value in the Variable Account. We may reduce this charge.

The mortality and expense risk charge is not assessed against the amount of the Policy Account Value allocated to the Guaranteed Interest Account, nor to amounts held in the Loan Account.

Administrative Charge.  We deduct a maximum charge of $12.50 each month to cover our costs of administering the policies. The administrative charge reimburses us for the administration and maintenance expenses of the policies. The administrative charge currently is $12.50 per month during the first three Policy years for Policies issued on a medically underwritten basis, and then becomes $7.50 per month on and after the third Policy anniversary. The administrative charge currently is $10.50 per month for Policies issued on a guaranteed issued basis, and then becomes $7.50 per month on and after the third Policy anniversary. We do not expect to profit from this charge.

Optional Rider Charges.  We deduct the charges for the optional riders you elect. The maximum amount of these charges is shown in the “Fee Table” section of this prospectus. In addition, we discuss the charges for the guaranteed death benefit and the adjustable term insurance riders below.

If you elect the guaranteed death benefit rider, we will deduct a charge of $0.01 per $1,000 of Specified Amount per month during the term of the guaranteed death benefit rider. If you elect the adjustable term insurance rider, we will deduct a charge equal to the current cost of insurance rate times the Net Amount at Risk at the beginning of the Policy month.

Transaction and Other Charges

Partial Surrender Fee.  We deduct a partial surrender fee of the lesser of $25 or 2% of the amount surrendered on each partial surrender.

Transfer of Account Value.  We reserve the right to charge up to a maximum of $25 for each transfer you make. We currently do not assess this fee. If we do assess a transfer charge, we will allocate the transfer charge against the elected Subaccounts and/or the Guaranteed Interest Account and/or the Fixed Separate Account from which you are requesting that Fund Value be transferred.

Projection Report Charge.  You may request that we prepare a projection report at any time after the first policy anniversary by writing us at the Operations Center. The projection report will project future benefits and values under your Policy. We may impose a charge for each projection report we prepare. We will notify you in advance of the amount of the charge.

Other Charges.  We may charge the Subaccounts for federal income taxes that we incur and are attributable to the Variable Account and its Subaccounts. No such charge is currently assessed. In addition, there are fees and charges deducted from the assets of the Funds. These deductions are described in each Fund’s prospectus.

Corporate Purchasers – Reduction of Charges

For sales of the Policy to corporations, banks, institutions, or other business entities in situations where we expect to incur lower than normal expenses, we reserve the right to reduce or eliminate one or more of the charges or deductions described above or elsewhere in this Prospectus. We consider a number of factors to determine whether or not to expect expense reductions that would warrant a reduction or elimination of one or more charges or deductions. These may include but are not limited to:

•	the nature of the corporate, bank or institutional purchaser;

•	the case design;

•	whether the case is a Modified Endowment Contract;

•	the size of the case (either by number of insured lives and/or anticipated aggregate premium);

•	the planned funding pattern for the case;

•	the anticipated persistency of the case;

•	the total assets under management by policy owner;

•	reduced distribution expenses or reduced administrative expenses; or

•	any other factors that indicate reduced levels of risk, expenses or services to Owners.

In certain circumstances, charge and deduction reductions may be contractually guaranteed. Where there is no guarantee of such reductions, future experience with a category of reduced charge/deduction cases may cause us to discontinue or modify some or all of the reductions on a uniform basis for all Policies in the case.

TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Moreover, the manner in which the applicable requirements of the Internal Revenue Code should be applied to certain features of the policy with its term insurance rider is not directly addressed by this guidance. Thus, while the Company believes that a policy should satisfy the applicable requirements assuming the Owner has the requisite insurable interest, it is not clear whether a policy will in all cases (particularly with respect to policies issued on a substandard basis, due to lack of guidance on the matter) satisfy the applicable requirements to receive the tax treatment normally accorded life insurance contracts under the federal tax law. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the MONY America Variable Account L assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of MONY America Variable Account L be “adequately diversified” in order for the policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  We believe that the death benefit under a policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable income tax treatment than other life insurance contracts. Due to the policy’s flexibility with respect to premium payments and benefits, each policy’s circumstances will determine whether the policy is a Modified Endowment Contract. In general, however, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as Modified Endowment Contracts are subject to the following tax rules:

1)	All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner’s investment in the policy only after all gain in the Policy has been distributed.

2)	Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

3)	A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans after the tenth policy year are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

Investment in the Policy.  Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the Outstanding Debt will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies.  All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year can be treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner’s income when a taxable distribution occurs.

Withholding.  To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the policy beyond the insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the insured’s 100th year.

Pension and Profit Sharing Plans.  A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisors.

Business Uses of Policy.  Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Split-Dollar Arrangements.  The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Other Tax Considerations.  The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes.  Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the policy.

Our Income Taxes

Currently we do not deduct a charge from the Variable Account for federal income taxes. We reserve the right to charge MONY America Variable Account L for any future federal income taxes we may incur.

Under current laws, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

OTHER POLICY INFORMATION

Right to Exchange Policy

During the first 24 months following the Policy Date, you may exchange your Policy for one where the investment experience is guaranteed. To accomplish this, the entire amount in the Subaccounts of the Variable Account is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your Policy for the equivalent of a flexible premium universal life policy. See “The Guaranteed Interest Account.” No charge is imposed on the transfer when you exercise the exchange privilege.

Misstatement of Age or Gender

If the Insured’s age or gender was misstated in an application, any Death Benefit will be adjusted as follows:

•	For adjustments made before the Insured’s death, no charge will be made to the then current monthly deduction, but the subsequent monthly deductions will be adjusted to reflect such charges that would apply had the Policy been issued based on the correct age and gender.

•	For adjustments made at the time of the Insured’s death, the Death Benefit payable will be adjusted to reflect the amount of coverage that would have been supported by the most recent monthly deduction under the Policy based on the then current insurance rate for the correct age and gender.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years from the issue date, we will limit the Death Benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an Insured commits suicide, while sane or insane, within two years of the effective date of any unscheduled increase in the Specified Amount or Target Death Benefit, we will refund the cost of insurance charges made with respect to such increase.

Incontestability

The Policy limits our right to contest a Policy as issued, as increased, or as reinstated, except for material misstatements contained in the application after it has been in force during the Insured’s lifetime for a minimum period, generally for two years from the Policy issue date, or effective date of the increase in Specified Amount or reinstatement.

Settlement Options

Death Proceeds, maturity benefit, or surrender value will be paid in one lump sum, unless requested otherwise. Any part of the Proceeds can be left with us and paid under a payment plan. During the Insured’s life, you can choose a plan. A Beneficiary can choose a plan if you have not chosen one at the Insured’s death. Please see your Policy for more information about the plans.

Legal Proceedings

The Company, like all other companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the Variable Account.

Recently, there has been a significant increase in federal and state regulatory activity in the financial services industry relating to numerous issues, including market timing and late trading of mutual fund and variable insurance products. The Company, like many others in the financial services industry, has received requests for information from the SEC seeking documentation and other information relating to these issues. In addition, the SEC recently conducted an on-site examination of the Company’s variable separate accounts. The Company has been responding to these requests and continues to cooperate fully with the regulators.

ADDITIONAL INFORMATION

Distribution of the Policy

We have entered into a distribution agreement with MONY Securities Corporation (“MSC”), a wholly owned subsidiary of MONY Life Insurance Company, to act as principal underwriter and for the distribution and sale of the Policies. MSC’s principal business address is 1740 Broadway, New York, New York 10019. MSC is registered as a broker-dealer under the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

MSC offers the policies through its registered representatives who are registered with the NASD and with the states in which they do business and are also appointed as licensed life insurance agents of the Company. More information about MSC and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

MSC pays sales commissions for the sale of the Policies. After issue of the Policy, representatives will earn a commission. Commissions vary based on, among other things, whether the Policy is a Modified Endowment Contract or a non-Modified Endowment Contract, and whether it is issued by a Section 1035 exchange. Depending on the terms and conditions agreed to by both the carrier and the selling agent(s), commission distribution patterns may vary between even payments, payments more heavily weighted in the early years, or combinations thereof. The maximum commission for the first Policy year is 40% of Target Premiums, 15% for the second year, 12% for years three through five, and 10% for years six through ten. The maximum commission as a percentage of excess is 3%. The maximum trail commission is 25 basis points per year.

MSC may also enter into selling agreements with other broker-dealers that are members of the NASD for the sale of the Policies. Commissions or overrides may also be paid to broker-dealers providing wholesaling services such as sales support and training for sales representatives who sell the Policies. In either situation, a portion of the commission payments made to these broker-dealers may be passed on to their sales representatives in accordance with their internal compensation programs.

MSC also acts as principal underwriter for other variable products and distributes non-proprietary variable products and mutual funds.

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

MSC received compensation with respect to the policies offered through the Variable Account in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to MSC*	Aggregate Amount of Commissions Retained by MSC After Payments to its Registered Persons and Other Broker-Dealers
2001	$16,870,424	N/A
2002	$14,206,789	N/A
2003	$16,246,718	N/A

*	Includes sales compensation paid to registered persons of MSC.

MSC passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with MSC, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for MSC’s operating and other expenses as it relates to the Policies.

Because sales representatives of MSC are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, MSC sales representatives who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

We may pay certain broker-dealers an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. These broker-dealers may share the bonus or other additional compensation with their sales representatives. In addition, we may reimburse these broker-dealers for portions of their Policy sales expenses.

Certain Funds have adopted a distribution plan in connection with its 12b-1 shares and pay MSC for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with MSC. Each distribution plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of MSC’s obligations under an agreement with that Fund. Under their respective 12b-1 distribution plans, the Small Cap Stock Index Portfolio (Service Shares) of Dreyfus Investment Portfolios and the Mid Cap Value Portfolio (Service Shares) of Janus Aspen Series – Institutional Shares each pay 0.25%, and the Real Return Portfolio of PIMCO Variable Insurance Trust – Administrative Class pays 0.15%, to MSC for MSC’s distribution-related services and expenses under the agreements.

Sales charges deducted from premium payments, as well as Proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy Owners or the Variable Account.

From time to time the Company, in conjunction with MSC, may conduct special sales programs.

Other Information

We filed a registration statement with the SEC under the Securities Act of 1933, as amended, for the Policies being offered here. This Prospectus does not include all of the information set forth in the registration statement

(including the Statement of Additional Information), its amendments, and exhibits. Statements in this Prospectus about the content of the Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC. You may obtain these documents from the SEC’s principal office in Washington, D.C., upon payment of the SEC’s prescribed fees, or by assessing the SEC’s website at http//www.sec.gov.

POLICY ILLUSTRATIONS

Upon request, the Company will send you an illustration of future benefits under the Policy based on both guaranteed and current cost assumptions. You should obtain a personalized illustration before purchasing a Policy.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the SAI. You should distinguish the financial statements of the Company included in this Prospectus from the financial statements of the Variable Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as affecting investment performance of the assets held in the Variable Account.

GLOSSARY

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Account Value – The sum of the amounts under the Policy held in each Subaccount of MONY America Variable Account L, the Guaranteed Interest Account and the Loan Account.

Attained Age – The Insured’s age on the Policy issue date plus the number of full years since the Policy issue date.

Beneficiary – The person or entity designated by the Owner to receive the Death Proceeds of the Policy.

Cash Value – The Account Value of the Policy plus any refund of sales charge.

Code – The Internal Revenue Code of 1986, as amended.

Company – MONY Life Insurance Company of America. “We,” “us,” or “our” refers to the Company.

Death Benefit – The benefit payable under a Policy upon the death of the Insured as determined as of the date of death.

Death Proceeds – The actual amount payable to the Beneficiary.

Enhanced Cash Value – The amount added to Cash Value should an Owner make a full surrender of the Policy in the first eight Policy years and meet the conditions of the Enhanced Cash Value Rider.

Fixed Separate Account – This account is a pool of assets held in a separate account established by the Company. This account is legally segregated from the Company’s General Account and its assets are insulated from liabilities arising out of any business which the Company may conduct. The interest credited to this account is not dependent upon the investment performance of the underlying assets.

Fund – Any open-end management investment company or unit investment trust in which a Subaccount invests.

General Account – The assets of the Company other than those allocated to the Variable Account or any other segregated asset accounts of the Company.

Guaranteed Interest Account – This account is part of the General Account of the Company. The Owner may allocate all or a part of the Policy’s Net Premium payments to this account. This account will credit the Owner with a fixed interest rate (which will not be less than 4.0%) declared by the Company.

Insured – The person whose life is insured under a Policy.

Loan Account – An account to which amounts are transferred from the Subaccounts of MONY America Variable Account L and the Guaranteed Interest Account as collateral for any loan the Owner requests. We will credit interest to the Loan Account at a rate not less than 4.0%. The Loan Account is part of the Company’s General Account.

Monthly Anniversary Day – The same day in each month as the Policy Date. This day is shown on the Policy schedule.

Net Amount at Risk – The amount by which the base death benefit exceeds Account Value.

Net Premium – The premium paid less the sales charge and the tax charges.

Operations Center – The Company’s service center at One MONY Plaza, P.O. Box 4869, Syracuse, New York 13221. The telephone number of the Operations Center is 1.800.947.3598.

Outstanding Debt – The unpaid balance of any loan which the Owner requests on the Policy. The unpaid balance includes accrued loan interest that is due and has not been paid by the Owner.

Owner – The Owner of the Policy as named in the Policy.

Policy – The Policy with any attached application(s), any riders, and any endorsements.

Policy Date – The Policy Issue Date or, if later, the Policy Date you request in your application. You should note that the Policy Date can be prior to the Policy Issue Date. We use the Policy Date to determine Policy months and years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Issue Date – The date we authorize delivery of the Policy.

Scheduled Premium – A premium paid according to a payment schedule we establish with the Owner.

Specified Amount – The minimum Death Benefit for as long as the Policy remains in effect.

Subaccount – A subdivision of the Variable Account that invests exclusively in share of a Fund.

Target Death Benefit – The amount specified in the application for the Policy, or as changed by the Owner from time to time (Specified Amount) plus the Adjustable Term Insurance Rider’s benefit amount. You only have a Target Death Benefit if you have an Adjustable Term Insurance Rider.

Target Premium – The Target Premium is an amount equal to the maximum amount of premium which may be paid for a death benefit Option 1 Policy without violating the limits imposed by the federal income tax definition of a modified endowment contract.

Unit Value – The measure of value in a Subaccount.

Valuation Date – Each day that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in the securities of a Fund portfolio to materially affect unit value of that Subaccount of MONY America Variable Account L.

Variable Account – MONY America Variable Account L, a segregated asset account of the Company into which you allocate premiums and transfer Account Value.

You or Your – The Owner as shown in the Policy.

STATEMENT OF ADDITIONAL INFORMATION

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this Prospectus. The Table of Contents for the SAI is on the last page of this Prospectus. For a free copy of the SAI, please contact your agent, call us toll-free at 1-800-947-3598, or write us at our Operations Center.

You may also contact your agent, call us toll-free, or write us at our Operations Center if you wish to receive personalized illustrations of an Insured’s Death Benefits, Cash Values and Account Values, and to request other information about your Policy.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. You may review and copy information about us and the Policy (including the SAI) at the SEC’s Public Reference Room in Washington, DC, or you may obtain information upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549-0102 or by accessing the SEC’s website at http://www.sec.gov. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-04234.

MONY Life Insurance Company of America

Administrative Offices

1740 Broadway

New York, NY 10019

MONY Life Insurance Company of America and MONY Securities Corporation are members of The MONY Group.

14352 SL (5/04)

Corporate Sponsored Variable Universal Life

MONY AMERICA VARIABLE ACCOUNT L

STATEMENT OF ADDITIONAL INFORMATION

For

A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Issued by

MONY Life Insurance Company of America

1740 Broadway

New York, NY 10019

Operations Center:

One MONY Plaza

P.O. Box 4869

Syracuse, NY 13221

(800) 947-3593

This Statement of Additional Information (“SAI”) contains additional information regarding the flexible premium variable life insurance policy (the “Policy”) offered by MONY Life Insurance Company of America (“we,” “us,” “our,” or the “Company”). Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2004 and the prospectuses for AIM Variable Insurance Funds, The Alger American Fund, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc., Dreyfus Variable Investment Fund, Enterprise Accumulation Trust, Fidelity Variable Insurance Products (VIP), Janus Aspen Series, Lord Abbett Series Fund, MFS® Variable Insurance TrustSM, MONY Series Fund, Inc., PIMCO Variable Insurance Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., The Universal Institutional Funds, Inc., and Van Eck Worldwide Insurance Trust. You may obtain a copy of these prospectuses by writing or calling us at our Operations Center shown above.

The date of this Statement of Additional Information is May 1, 2004.

Contract No. B1-96	Form No. 14647SL5/04
333-06071

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE COMPANY

MONY Life Insurance Company of America (the “Company”) issues the Policy. The Company is the corporate successor of VICO Credit Life Insurance Company incorporated in Arizona on March 6, 1969, and currently licensed to sell life insurance and annuities in 49 states (not including New York), the District of Columbia, the U.S. Virgin Islands, and Puerto Rico.

We are a wholly owned subsidiary of MONY Life Insurance Company (“MONY”). The principal office of both MONY and the Company is located at 1740 Broadway, New York, New York 10019. MONY was organized as a mutual insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on the Company under the Policy or on MONY America Variable Account L.

MONY Securities Corporation, a wholly owned subsidiary of MONY is the principal underwriter for the Policies.

We have a service agreement with MONY, whereby MONY provides us with the personnel, facilities and other resources reasonably necessary for the conduct of our business. These services are provided on a cost reimbursement basis. We intend to administer the Policies ourselves, utilizing the services provided by MONY and Andesa TPA, Inc. to meet our obligations under the Policies.

We are subject to the laws of the State of Arizona governing insurance companies and to regulation by the Commissioner of Insurance of Arizona. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed to operate or may become licensed to operate. We must file an annual statement in a prescribed form with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st of each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

MONY AMERICA VARIABLE ACCOUNT L

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”), and meets the definition of a separate account under the federal securities laws.

FEDERAL BANK REGULATORY CONSIDERATIONS

To assist banks in determining whether to purchase a corporate-owned life insurance (“COLI”) policy such as the policy, the Office of the Comptroller of the Currency (“OCC”) has established guidelines describing several factors that national banks should consider. On July 20, 2000, the OCC issued Bulletin 2000-23 that outlines certain supervisory considerations a bank should consider before purchasing a COLI policy. These include the following:

•	The bank should determine the need for insurance by identifying the specific risk of loss or obligation to be insured against;

•	Using the cost of insurance and the time value of money, the bank should ensure that the amount of insurance purchased is not excessive;

•	The bank should consider using a vendor to purchase the COLI policy which could work with the bank in designing, negotiating, and administering/servicing the COLI policy;

•	Because of the long duration of the COLI policy, the bank should consider the characteristics of the policy as well as the insurance company’s credit rating, general reputation and experience in the marketplace;

(1)

•	The bank should consider whether the benefits to be derived from the COLI policy will achieve the bank’s objectives;

•	The bank should determine that any compensation provided by COLI used in a split-dollar arrangement (i.e., where the employer and employee share the rights to a policy’s cash surrender value and death benefits) combined with all other compensation is not excessive;

•	The bank should analyze the transaction, credit, interest rate, liquidity, compliance and price risk it will be subject to with its purchase of the COLI policy; and

•	The bank should consider alternatives to the purchase of a COLI policy and document its decision concerning its COLI policy purchase.

The OCC also indicates that purchasing insurance to indemnify a bank against a specific risk does not relieve the bank from other responsibilities relating to managing that risk.

ADDITIONAL POLICY INFORMATION

THE POLICY

The Policy, a copy of the initial application, any subsequent applications to change the Policy, any endorsements, riders, and all additional Policy information sections (specification pages) added to the Policy make up the entire contract between us and the Owner. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

EFFECT OF PARTIAL SURRENDERS ON ACCOUNT VALUE AND DEATH BENEFIT PROCEEDS

When a partial surrender is made and you selected Death Benefit Option 1, the Target Death Benefit and the base death benefit of your Policy is generally decreased by the amount of the partial surrender (plus its fee). If the reduced base death benefit is less than the Specified Amount in force on that day, the Specified Amount will be decreased to equal that reduced base death benefit.

The Target Death Benefit in force must also be adjusted as follows:

1)	if the base death benefit before the partial surrender is less than the Target Death Benefit, the Target Death Benefit will be reduced by the amount of the partial surrender (plus its applicable fee), less the amount of the partial surrender.

2)	if the base death benefit before the partial surrender is greater than or equal to the Target Death Benefit, the Target Death Benefit under the Policy is reduced by the lesser of:

a)	the amount of the partial surrender, plus its applicable fee; or

b)	the amount, if any, that the Target Death Benefit exceeds the difference between the base death benefit and the amount of the partial surrender including any applicable fee.

When a partial surrender is made and you selected Death Benefit Option 2, the Target Death Benefit is generally decreased by the amount of the partial surrender (plus the amount of the partial surrender fee). The partial surrender will not change the Specified Amount of the Policy. However, the partial surrender will reduce the base death benefit by the amount of the partial surrender. If the Option 2 Death Benefit is based upon the Cash Value

(2)

times the death benefit percentage, a partial surrender may cause the base death benefit to decrease by an amount greater than the amount of the partial surrender. The Target Death Benefit under the Policy is reduced by:

1)	if the base death benefit before the partial surrender is less than the Target Death Benefit, the Target Death Benefit will be reduced by the amount of the partial surrender (plus its applicable fee); or

2)	if the base death benefit prior to the partial surrender is greater than the Target Death Benefit, the Target Death Benefit will be reduced by the lesser of:

a)	the amount of the partial surrender, plus its applicable fee; or

b)	the amount, if any, that the Target Death Benefit exceeds the difference between the base death benefit and the amount of the partial surrender.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Our Policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your Policy and its endorsements and riders, if any, contact our Operations Center.

DIVIDENDS

This Policy is non-participating. We do not pay dividends on the Policy.

OTHER CHANGES TO YOUR POLICY

At any time, we may make such changes in the Policy as are necessary:

•	to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

•	to make the Policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

•	to reflect a change in the operation of the Variable Account, if allowed by the Policy.

BENEFICIARY

The Beneficiary is the individual named as such in the application or any later change shown in our records. We will pay the Death Benefit Proceeds to the Beneficiary. Unless otherwise provided, the Beneficiary must be living at the time of the Insured’s death to receive the Proceeds. Any reference to the beneficiary living or surviving will mean living on the earlier of (a) the day due proof of the Insured’s death is received by us at our Operations Center and (b) the 14th day after the Insured’s death. The Owner may designate contingent and/or concurrent Beneficiaries as well as permanent Beneficiaries. The Owner may change the Beneficiary at any time during the Insured’s life. We will need the written consent of any permanent Beneficiaries to make a change.

To make a change, the Owner must submit a written request on a form we provide to our Operations Center. The change will take effect as of the date you sign the request.

Unless otherwise provided, if no designated Beneficiary is living when the Insured dies, the Death Benefit Proceeds will be payable to the Insured’s executors or administrators.

ASSIGNMENT

You may assign your Policy as collateral to secure a loan or other obligation. No assignment will bind us unless you send the original or a copy of the written notice of the assignment to us at our Operations Center. The assignment will take effect once we have recorded the assignment.

(3)

An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or rider, will be subject to the assignment. All assignments will be subject to Outstanding Debt and any actions we took before the assignment took effect. We will rely solely on the statement of the assignee as to the amount of his or her interest. We will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights granted by this Policy except: (a) the right to change the Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy may have adverse tax consequences. Consult the section on “Tax Considerations” in the Prospectus for more information.

NOTIFICATION AND CLAIMS PROCEDURES

Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the Policy be returned for any Policy change or upon its surrender.

If an Insured dies while the Policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the Beneficiary and the Insured’s next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the Insured, including but not limited to medical records of physicians and hospitals used by the Insured.

THE PORTFOLIOS

Shares of Fund portfolios are not sold directly to the general public. They are offered to insurance company separate accounts to support variable annuity and variable life insurance contracts and to qualified plans.

When shares are sold to both variable life and variable annuity separate accounts, this is called “mixed funding.” When shares are sold to insurance companies that are not affiliated with each other, this is called “shared funding.”

Currently, the Company does not foresee any disadvantages to Owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices. See the prospectuses for the Funds.

We will purchase shares of the portfolios at net asset value (i.e., without a sales load) and direct them to the corresponding Subaccount. We will redeem sufficient shares of the appropriate portfolios at net asset value to make payments under the Policies. In general, we will automatically reinvest all dividends and capital gains distributions received from a portfolio in shares of that portfolio at net asset value. In other words, we do not pay portfolio dividends or portfolio distributions out to Owners as additional units, but instead reflect them in Unit Values. We may, on behalf of the Variable Account, elect not to reinvest dividends and capital gains distributions.

DOLLAR-COST AVERAGING AND AUTOMATIC REBALANCING

We offer dollar-cost averaging and automatic rebalancing services at no charge to you. Transfers as a result of dollar-cost averaging and automatic rebalancing do not count toward the 12 free transfers per Policy year. We may terminate these services at any time and may charge for these services in the future, but will give you 30 days notice before we terminate or charge for a service. These services involve the sale of units in one or more Subaccounts and the purchase of units in one or more other Subaccounts. Thus, this may result in a loss of Account Value.

(4)

If you elect both dollar-cost averaging and automatic rebalancing, we will process the dollar-cost averaging transfer before we process the automatic rebalancing transfer. Neither dollar-cost averaging nor automatic rebalancing guarantee an investment gain or protect against an investment loss.

Dollar-Cost Averaging.  We offer dollar-cost averaging to Owners with Account Value allocated to the Money Market Subaccount. The main objective of dollar-cost averaging is to protect Account Value from short-term price fluctuations. Under dollar-cost averaging, the same dollar amount is transferred to other Subaccounts each period. Therefore, more units are purchased in a Subaccount if the value per unit that period is low, and fewer units are purchased if the value per unit that period is high. This plan of investing keeps you from investing too much when prices of shares are high and too little when prices of shares are low.

You may elect dollar-cost averaging by completing and returning the form we provide to our Operations Center. Once you elect the service, we will transfer a designated dollar amount of Account Value from the MONY Series Fund, Inc. Money Market Subaccount to one or more other Subaccounts each period. You may elect that the transfers occur monthly or quarterly. Dollar-cost averaging transfers may not be made to the Guaranteed Interest Account. You may terminate dollar-cost averaging at a designated date or when the Money Market Subaccount reaches a pre-defined minimum balance.

Each dollar-cost averaging transfer must be for at least $250. Automatic monthly transfers will take place on the 10th day of each calendar month; automatic quarterly transfers take place on the 10th day of the last month of each calendar quarter. If you elect dollar-cost averaging at the time of Policy application, we will begin transfers in the appropriate calendar month following the completion of the Right to Return Policy period. If you elect dollar-cost averaging after we issue the Policy, we will begin transfers in the appropriate calendar month which is at least 30 days following our receipt of your request for dollar-cost averaging. If, at the time of any transfer, the amount in the Money Market Subaccount is equal to or less than the amount elected to be transferred, we will transfer the entire remaining balance and dollar-cost averaging will end. You may change the amount of or the Subaccounts to which we transfer Account Value once each Policy year. You may cancel dollar-cost averaging at any time by sending notice to our Operations Center which is received at the Center at least 10 days before the next transfer date.

Automatic Rebalancing.  Automatic rebalancing is a method for maintaining a balanced approach to allocating Account Value among Subaccounts and simplifying the process of asset allocation over time. You may elect automatic rebalancing when you apply for a Policy is or at any time thereafter by completing and returning to us at the Operations Center the form we provide. Automatic rebalancing matches Subaccount Account Value allocations over time to the most recently filed allocation percentages for new premiums allocated to the Subaccounts. As of the 10th day of the last month of each calendar quarter, we will automatically re-allocate the amounts in each of the Subaccounts into which you allocated premiums to match the premium allocation percentages. This will rebalance Subaccount Account Values that may be out of line with the allocation percentages you indicated, which may result, for example, from Subaccounts that underperform other Subaccounts during certain quarters. We will not rebalance allocations to the Guaranteed Interest Account or the Fixed Separate Account.

If you elect automatic rebalancing with your Policy application, the first transfer will occur on the 10th day of the last month of the calendar quarter which begins after the end of the Right to Return Policy period. If you elect automatic rebalancing after we issue the Policy, we will begin as of the 10th day of the last month of the calendar quarter which follows our receipt of your notification at our Operations Center.

The automatic rebalancing feature percentages may be adjusted by changing the Policy’s premium allocation percentages. If the automatic rebalancing feature is active on a Policy and a premium allocation which does not meet the Company’s requirement is received, the Company will notify the Owner that the allocation must be changed; any such request will not be processed unless a request for discontinuance of automatic rebalancing is received.

(5)

You may terminate automatic rebalancing at any time, so long as we receive your notice of termination at our Operations Center at least 10 days prior to the next scheduled transfer.

SETTLEMENT PLAN/SETTLEMENT PROVISIONS

We will pay Death Benefit proceeds or Account Value (less Outstanding Debt) in one lump sum, unless requested otherwise. Any part of the proceeds can be left with us and paid under a payment plan.

There are several important payment plan rules:

•	If you change a Beneficiary, your plan selection will no longer be in effect unless you request that it continue.

•	Any choice or change of a plan must be sent in writing to our Operations Center.

•	The amount of each payment under a plan must be at least $25.

•	Payments will begin either on the date the Death Benefit is payable, we have received Proof of Death and an optional payment plan was elected, or on surrender, except for payments under Plan 1 which begin 1, 3, 6 or 12 months after that date.

•	Payments are backed by assets in our General Account.

We will issue a supplementary contract when proceeds are settled under an optional payment plan.

We will make payments monthly unless quarterly, semi-annual or annual payments are asked for when the option is chosen. But, if payments of the chosen frequency would be less than $25 each, we may use a less frequent basis. The chart below shows how we will calculate payments if monthly payments are not elected.

To obtain the amount of other than monthly payment, multiply the monthly payment by the appropriate factor	Annual	Semi- Annual	Quarterly

PLAN 2	11.85	5.97	2.99

PLAN 3 – 0 Years Certain	11.68	5.90	2.97

PLAN 3 – 20 Years Certain, or Specified Period Certain	11.80	5.95	2.99

PLAN 3 – 10 Years Certain, or PLAN 3A	11.74	5.92	2.97

Before we pay under Plan 3 or 3A, we must receive proof of age which satisfies us. After the Policy Date, unless otherwise provided in the settlement approved by us at the time it was chosen, any settlement under Plan 1, 2, 3, or 4 will end at the payee’s death. The amount stated below for that plan will then be paid in one sum to the payee’s executors or administrators.

Plan 1 or 4 – Any unpaid proceeds and interest to the date of death.

Plan 2 or 3 – The amount which, with compound annual interest, would have provided any future income payments for: (a) the specified period (Plan 2); or (b) the specified period certain (Plan 3). This interest will be at the rate or rates we assumed in computing the amount of income.

The optional payment plans we offer are as follows:

Plan 1. Interest Income.  Interest on the Proceeds held by us at the rate set by us for each year. This rate will not be less than 2 3/4%.

Plan 2. Income for Specified Period.  Income for the number of years chosen, based on the table below.

(6)

This table shows the monthly income for each $1,000 of proceeds. Payments may be increased by additional interest as we may determine for each year.

OPTION 2 TABLE

Years	1	2	3	4	5	6	7	8	9	10

Amount	$84.37	42.76	28.89	21.96	17.80	15.03	13.06	11.58	10.42	9.50

Years	11	12	13	14	15	16	17	18	19	20

Amount	$8.75	8.13	7.60	7.15	6.76	6.41	6.11	5.85	5.61	5.39

Plan 3. Single Life Income.  Income for a period certain and during the balance of the payee’s lifetime. The period certain chosen may be: (a) 0, 10 or 20 years; or (b) the period required for the total income payments to equal the proceeds (for a specified period certain). The amount of income will be figured by us on the date the proceeds become payable. This amount will be at least as much as the applicable amount based on the Plan 3 table in your Policy. The minimum income amounts shown in that table are based on the 1983 Table a (discrete functions, without projections for future mortality) with 3 1/2% interest.

Plan 3A. Joint Life Income.  Income during the joint lifetime of the payee and another person. Income will continue during the balance of the survivor’s lifetime. The type of income chosen may give a survivor’s income equal to: (a) the income amount payable during the joint lifetime; or (b) two-thirds of that income amount.

The amount of income payable during the joint lifetime will be figured by us on the date the proceeds become payable. This amount will be at least as much as the applicable amount based on the Plan 3A table in your Policy. The minimum income amounts shown in that table are based on the 1983 Table (discrete functions, without projections for future mortality) with 3 1/2% interest. If a person for whom Plan 3A is chosen dies before the first income amount is payable, the survivor will receive settlement instead under Plan 3 with 10 years certain.

Plan 4.  Income of Specified Amount. Income, of the amount chosen, for as long as the proceeds and interest last. But, the amount chosen may not be less each year than 10% of the proceeds. Interest will be credited annually on the balance of the proceeds at the rate for each year set by us. This rate will not be less than 2 3/4% a year.

Before paying Option 3 or 3A, we will require proof of age of the payee that satisfies us.

Even if the death benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states which require “unisex” policies (currently Montana), are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

(7)

REPORT TO POLICY OWNERS

We will send a statement to each Owner at least annually that: (a) sets forth a summary of the transactions which occurred since the date of the last statement; and (b) indicates the Death Benefit, Specified Amount, Account Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate your allocation of Account Value among the Guaranteed Interest Account, the Fixed Separate Account, the Loan Account, and the Subaccounts, along with any other information required by law. Confirmations will be sent out to you upon premium payments, transfers, loans, loan repayments, partial surrenders, and surrenders.

Each Owner will also receive an annual report and a semiannual report that contains the financial statements of the Variable Account and the Funds. The Funds’ statement will include a list of the portfolio securities held by the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required under the federal securities laws.

RECORDS AND ACCOUNTS

We will maintain all records and accounts relating to the Variable Account and the Funds. We will handle all financial transactions. All reports required to be made and information required to be given will be provided by Andesa on our behalf.

LEGAL MATTERS

Legal matters in connection with the Policy have been passed on by Arthur D. Woods, Vice President – Variable Products and Broker-Dealer Operations Counsel of MONY Life Insurance Company. Robert Levy, Vice President – Chief Tax Counsel of MONY Life Insurance Company has passed upon legal matters relating to the federal income tax laws.

EXPERTS

The financial statements have been included in this SAI, which is a part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

This SAI contains the audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company. The financial statements have been audited by PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants for the Variable Account and the Company.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

(8)

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of Subaccounts of MONY America Variable Account L

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts of MONY America Variable Account L at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 14, 2004

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES

December 31, 2003

	Enterprise Capital Appreciation Portfolio	Enterprise Equity Portfolio	Enterprise Equity Income Portfolio	Enterprise Growth & Income Portfolio

Assets

Shares held in respective Funds	1,460,540	2,881,316	986,036	3,164,630

Investments at cost	$8,776,453	$62,278,388	$4,800,785	$16,320,148

Investments in respective Funds, at net asset value	$9,186,797	$53,938,241	$5,196,411	$15,791,503

Amount due from MONY America	618	3,645	285	1,337

Amount due from respective Funds	4,759	39,882	2,090	9,251

Total Assets	9,192,174	53,981,768	5,198,786	15,802,091

Liabilities

Amount due to MONY America	4,759	39,882	2,090	9,251

Amount due to respective Funds	618	3,645	285	1,337

Total Liabilities	5,377	43,527	2,375	10,588

Net Assets	$9,186,797	$53,938,241	$5,196,411	$15,791,503

Unit Values:

MONY Strategist
MONY Equity Master	$8.08	$20.25	$9.62	$8.03

MONY Custom Equity Master	12.85	9.56	10.92	9.97

MONY Variable Universal Life			11.10	10.19

MONY Custom Estate Master	11.84	9.46	10.70	9.82

MONY Survivorship Variable Universal Life			10.58	9.63

MONY Corporate Sponsored Variable Universal Life		11.44

Units Outstanding:*

MONY Strategist
MONY Equity Master	294,588	1,900,653	56,487	339,398

MONY Custom Equity Master	461,926	1,192,978	286,300	1,031,747

MONY Variable Universal Life			45,622	107,594

MONY Custom Estate Master	73,624	143,336	93,777	162,934

MONY Survivorship Variable Universal Life			1,732	8,707

MONY Corporate Sponsored Variable Universal Life		234,164

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Enterprise Growth Portfolio	Enterprise Global Socially Responsive Portfolio	Enterprise High-Yield Portfolio	Enterprise International Growth Portfolio	Enterprise Multi-Cap Growth Portfolio	Enterprise Managed Portfolio	Enterprise Small Company Growth Portfolio

9,551,621	14,478	2,659,956	3,197,367	1,186,072	5,138,690	1,696,467

$45,770,046	$130,018	$19,233,588	$16,928,414	$9,060,817	$117,181,187	$11,827,034

$44,319,520	$156,801	$12,820,987	$14,420,126	$8,788,796	$93,883,861	$12,485,993

5,419	38	4,399	1,368	4,286	7,965	13,075

23,924	64	6,027	8,041	3,369	123,440	4,689

44,348,863	156,903	12,831,413	14,429,535	8,796,451	94,015,266	12,503,757

23,924	64	6,027	8,041	3,369	123,440	4,689

5,419	38	4,399	1,368	4,286	7,965	13,075

29,343	102	10,426	9,409	7,655	131,405	17,764

$44,319,520	$156,801	$12,820,987	$14,420,126	$8,788,796	$93,883,861	$12,485,993

$7.29		$18.54	$13.80	$7.77	$19.68	$9.34

9.16		13.12	9.12	6.78	9.37	14.49
9.37	$11.09			9.44	10.15	9.81

8.91		13.05	8.57	6.37	9.25	14.10

9.17				9.41	9.76	9.76
7.46		14.57	9.35		10.57	9.90

509,748		329,064	711,322	42,551	4,025,667	92,405

2,792,019		293,825	435,858	1,075,559	1,238,320	459,288

321,707	14,144			41,686	100,964	145,333

461,952		50,315	50,425	120,976	186,680	60,677

15,171				172	8,764	3,141
1,040,825		151,750	20,377		21,989	268,131

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Enterprise Small Company Value Portfolio	Enterprise Total Return Portfolio	Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio	MONY Series Fund, Inc. Equity Growth Portfolio

Assets

Shares held in respective Funds	2,620,510	2,653,122	1,636	102,575	53,796

Investments at cost	$56,770,362	$26,972,624	$16,465	$1,539,796	$1,358,494

Investments in respective Funds, at net asset value	$61,739,220	$27,406,753	$16,326	$1,063,698	$873,644

Amount due from MONY America	16,232	165	2	1	0

Amount due from respective Funds	44,237	674	5	591	477

Total Assets	61,799,689	27,407,592	16,333	1,064,290	874,121

Liabilities

Amount due to MONY America	44,237	674	5	591	477

Amount due to respective Funds	16,232	165	2	1	0

Total Liabilities	60,469	839	7	592	477

Net Assets	$61,739,220	$27,406,753	$16,326	$1,063,698	$873,644

Unit Values:

MONY Strategist				$52.51	$69.08
MONY Equity Master	$31.85
MONY Custom Equity Master	17.19	$11.15
MONY Variable Universal Life	12.96	11.23	$10.01

MONY Custom Estate Master	16.23	11.13

MONY Survivorship Variable Universal Life	12.46	11.16

MONY Corporate Sponsored Variable Universal Life	20.61	11.11

Units Outstanding:*

MONY Strategist				20,255	12,647

MONY Equity Master	1,167,598

MONY Custom Equity Master	918,884	35,407

MONY Variable Universal Life	244,731	76,551	1,631

MONY Custom Estate Master	89,564	7,941

MONY Survivorship Variable Universal Life	11,557	3,410

MONY Corporate Sponsored Variable Universal Life	193,725	2,342,598

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Series Fund, Inc. Equity Income Portfolio	MONY Series Fund, Inc. Government Securities Portfolio	MONY Series Fund, Inc. Intermediate Term Bond Portfolio	MONY Series Fund, Inc. Money Market Portfolio	MONY Series Fund, Inc. Long Term Bond Fund	AIM Basic Value Fund— Series I	AIM Mid Cap Core Equity Fund— Series I	Alger American Balanced Portfolio— Class O

34,667	1,138,851	1,107,920	44,948,713	1,085,381	7,217	2,085	97,364

$698,941	$13,262,192	$12,596,184	$44,948,713	$15,019,005	$72,049	$23,478	$1,158,692

$540,110	$13,324,558	$12,885,109	$44,948,713	$15,596,925	$76,931	$25,140	$1,281,313

0	11,239	158	6,635	1,420	15	33	202

295	3,370	2,069	8,104	4,086	23	92	423

540,405	13,339,167	12,887,336	44,963,452	15,602,431	76,969	25,265	1,281,938

295	3,370	2,069	8,104	4,086	23	92	423

0	11,239	158	6,635	1,420	15	33	202

295	14,609	2,227	14,739	5,506	38	125	625

$540,110	$13,324,558	$12,885,109	$44,948,713	$15,596,925	$76,931	$25,140	$1,281,313

$68.98		$32.41	$21.60	$44.20
	$15.32	16.25	13.53	19.42
	12.53	13.07	11.64	13.29
	10.69		10.16	11.74	$11.48	$11.28	$10.81

	12.58	13.15	11.62	13.67
	10.69		10.15	11.89			10.75
	13.52	14.14	12.66	14.93			11.17

7,830		4,077	2,235	1,282

	141,529	96,788	264,497	134,293

	239,611	146,700	538,487	275,397

	138,000		189,388	68,053	6,699	2,230	71,320

	34,921	35,433	105,088	40,107
	7,055		43,521	4,430			2,804
	455,952	622,067	2,485,088	527,137			42,989

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Alger American Mid Cap Growth Portfolio— Class O	Dreyfus VIF Appreciation Portfolio— Initial Class	Dreyfus VIF International Value Portfolio— Initial Class	Dreyfus VIF Small Company Stock Portfolio— Initial Class	Dreyfus Socially Responsible Growth Fund— Initial Class	Dreyfus Stock Index Portfolio— Initial Class

Assets

Shares held in respective Funds	211,484	71,902	764,844	83,812	53,851	1,971,121

Investments at cost	$3,097,712	$2,200,991	$8,102,433	$1,282,317	$1,309,766	$57,257,983

Investments in respective Funds, at net asset value	$3,891,301	$2,474,859	$10,355,992	$1,704,734	$1,281,116	$56,019,266

Amount due from MONY America	31	1,449	200	891	18	68,549

Amount due from respective Funds	774	0	0	0	467	7,990

Total Assets	3,892,106	2,476,308	10,356,192	1,705,625	1,281,601	56,095,805

Liabilities

Amount due to MONY America	774	0	0	0	467	7,990

Amount due to respective Funds	31	1,449	200	891	18	68,549

Total Liabilities	805	1,449	200	891	485	76,539

Net Assets	$3,891,301	$2,474,859	$10,355,992	$1,704,734	$1,281,116	$56,019,266

Unit Values:

MONY Strategist

MONY Equity Master					$7.51	$7.70

MONY Custom Equity Master	$11.28				6.71	8.43

MONY Variable Universal Life	11.53

MONY Custom Estate Master	11.66				6.47	8.38

MONY Survivorship Variable Universal Life	10.85

MONY Corporate Sponsored Variable Universal Life	11.72	$13.40	$10.87	$12.39	7.40	12.80

Units Outstanding:*

MONY Strategist

MONY Equity Master					13,150	523,355

MONY Custom Equity Master	63,314				159,810	1,097,593

MONY Variable Universal Life	80,821

MONY Custom Estate Master	3,722				8,966	119,399

MONY Survivorship Variable Universal Life	2,157

MONY Corporate Sponsored Variable Universal Life	185,868	184,652	952,275	137,572	6,988	3,261,085

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Dreyfus IP Small Cap Stock Index Portfolio— Service Class	Fidelity VIP Growth Portfolio— Initial Class	Fidelity VIP Growth Portfolio— Service Class	Fidelity VIP II Asset Manager Portfolio— Initial Class	Fidelity VIP II ContraFund Portfolio— Initial Class	Fidelity VIP II ContraFund Portfolio— Service Class	Fidelity VIP III Growth Opportunities Portfolio— Initial Class	Fidelity VIP III Growth Opportunities Portfolio— Service Class

502,276	328,727	270,751	350,224	513,947	397,511	13,107	97,078

$4,967,680	$ 8,117,040	$8,915,590	$4,762,961	$10,406,860	$8,108,131	$168,911	$1,376,387

$6,584,835	$10,203,688	$8,371,613	$5,064,244	$11,887,595	$9,166,593	$197,529	$1,461,997

402	2,193	446	62	860	4,184	743	140

83	0	4,444	0	0	4,613	0	738

6,585,320	10,205,881	8,376,503	5,064,306	11,888,455	9,175,390	198,272	1,462,875

83	0	4,444	0	0	4,613	0	738

402	2,193	446	62	860	4,184	743	140

485	2,193	4,890	62	860	8,797	743	878

$6,584,835	$10,203,688	$8,371,613	$5,064,244	$11,887,595	$9,166,593	$197,529	$1,461,997

		$6.33			$9.40		$9.13

		7.63			10.68		7.17

$11.81

		7.44			9.94		7.31

11.38	$7.97		$10.10	$10.12		$7.19

		404,664			308,756		18,725

		691,998			552,553		170,668

11,305

		70,839			36,338		9,314

567,117	1,279,471		501,397	1,174,396		27,457

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Fidelity VIP III Growth & Income Portfolio— Initial Class	Franklin Income Securities Fund— Class 2	Franklin Rising Dividends Securities Fund— Class 2	Franklin Zero Coupon 2010 Fund— Class 2	INVESCO VIF Financial Services Portfolio	INVESCO VIF Health Sciences Portfolio

Assets

Shares held in respective Funds	723,999	4,912	2,316	722	15,259	20,515

Investments at cost	$8,303,097	$66,137	$35,283	$11,840	$174,770	$306,152

Investments in respective Funds, at net asset value	$9,600,233	$69,897	$37,258	$11,930	$206,609	$360,442

Amount due from MONY America	184	1,150	1	16	8	9,501

Amount due from respective Funds	0	40	10	3	83	111

Total Assets	9,600,417	71,087	37,269	11,949	206,700	370,054

Liabilities

Amount due to MONY America	0	40	10	3	83	111

Amount due to respective Funds	184	1,150	1	16	8	9,501

Total Liabilities	184	1,190	11	19	91	9,612

Net Assets	$9,600,233	$69,897	$37,258	$11,930	$206,609	$360,442

Unit Values:

MONY Strategist

MONY Equity Master

MONY Custom Equity Master

MONY Variable Universal Life		$11.26	$11.34	$10.24	$11.27	$10.35

MONY Custom Estate Master

MONY Survivorship Variable Universal Life					11.63	10.48

MONY Corporate Sponsored Variable Universal Life	$9.10				11.18	10.88

Units Outstanding:*

MONY Strategist

MONY Equity Master

MONY Custom Equity Master

MONY Variable Universal Life		6,209	3,284	1,165	13,994	33,822

MONY Custom Estate Master

MONY Survivorship Variable Universal Life					827	44

MONY Corporate Sponsored Variable Universal Life	1,055,112				3,510	924

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

INVESCO VIF Telecommunications Portfolio	Janus Aspen Series Mid Cap Growth Portfolio— Institutional Class	Janus Aspen Series Balanced Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Service Class	Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	Janus Aspen Series Flexible Income Portfolio— Service Class	Janus Aspen Series Flexible Income Portfolio— Institutional Class	Janus Aspen Series International Growth Portfolio— Service Class	Janus Aspen Series International Growth Portfolio— Institutional Class	Janus Aspen Series Mid Cap Value Portfolio— Service Class

18,140	457,006	265,542	35,875	519,398	34,379	478,046	45,009	79,856	163,425

$54,472	$9,323,760	$5,896,881	$644,810	$10,988,517	$444,032	$5,858,559	$842,457	$1,590,772	$1,995,829

$66,755	$9,779,934	$6,102,151	$741,904	$10,824,253	$451,059	$5,970,795	$1,030,263	$1,841,489	$2,222,583

0	1,712	5,325	0	9,722	1	101	170	762	4

29	4,604	2,582	489	6,287	188	0	465	0	0

66,784	9,786,250	6,110,058	742,393	10,840,262	451,248	5,970,896	1,030,898	1,842,251	2,222,587

29	4,604	2,582	489	6,287	188	0	465	0	0

0	1,712	5,325	0	9,722	1	101	170	762	4

29	6,316	7,907	489	16,009	189	101	635	762	4

$66,755	$9,779,934	$6,102,151	$741,904	$10,824,253	$451,059	$5,970,795	$1,030,263	$1,841,489	$2,222,583

	$7.54	$10.22		$6.35

	5.53	10.43		8.46

$8.27			$10.59		$11.51		$10.74

	4.58	10.24		8.02

			10.68		11.50		10.71

	4.53			6.46		$13.47		$7.88	$10.02

	45,100	66,444		537,222

	1,277,933	462,767		506,074

8,071			64,878		37,652		87,226

	102,575	58,425		55,191

			5,099		1,540		8,747

	420,866			415,503		443,360		233,748	221,896

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Janus Aspen Series WorldWide Growth Portfolio Institutional Class	Lord Abbett Bond- Debenture Portfolio— Class VC	Lord Abbett Growth & Income Portfolio— Class VC	Lord Abbett Mid-Cap Value Portfolio— Class VC	MFS Mid-Cap Growth Portfolio— Initial Class	MFS New Discovery Portfolio— Initial Class

Assets

Shares held in respective Funds	653,199	47,552	97,498	549,187	101,300	50,245

Investments at cost	$17,547,011	$532,964	$2,015,264	$7,746,982	$514,567	$611,099

Investments in respective Funds, at net asset value	$16,865,610	$565,869	$2,390,643	$9,358,146	$626,033	$701,426

Amount due from MONY America	5,412	381	0	28,949	104	0

Amount due from respective Funds	8,863	254	1,090	1,055	301	127

Total Assets	16,879,885	566,504	2,391,733	9,388,150	626,438	701,553

Liabilities

Amount due to MONY America	8,863	254	1,090	1,055	301	127

Amount due to respective Funds	5,412	381	0	28,949	104	0

Total Liabilities	14,275	635	1,090	30,004	405	127

Net Assets	$16,865,610	$565,869	$2,390,643	$9,358,146	$626,033	$701,426

Unit Values:

MONY Strategist
MONY Equity Master	$5.63
MONY Custom Equity Master	7.81		$11.04	$10.70
MONY Variable Universal Life		$12.63	11.10	11.68	$8.88	$9.93

MONY Custom Estate Master	6.88		11.11	10.70

MONY Survivorship Variable Universal Life		12.11	10.45	10.46	8.82	9.91

MONY Corporate Sponsored Variable Universal Life	6.96			10.96		10.66

Units Outstanding:*

MONY Strategist

MONY Equity Master	614,819

MONY Custom Equity Master	836,670		74,428	76,974

MONY Variable Universal Life		44,120	120,603	108,821	67,323	34,568

MONY Custom Estate Master	82,987		11,465	10,748

MONY Survivorship Variable Universal Life		724	9,752	1,941	3,159	1,153

MONY Corporate Sponsored Variable Universal Life	904,656			650,565		32,499

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MFS Total Return Portfolio— Initial Class	MFS Utilities Portfolio— Initial Class	UIF Equity Growth Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I	UIF Emerging Markets Debt Portfolio— Class I	UIF Core Plus Fixed Income Portfolio— Class I	UIF Global Value Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I

112,514	17,496	14,719	35,648	25,443	536,097	21,260	164,208

$1,970,891	$239,236	$162,771	$234,686	$191,249	$5,668,820	$224,377	$2,065,893

$2,203,021	$279,069	$188,118	$322,262	$230,010	$6,186,564	$269,791	$2,558,354

276	10	81	0	29	130	38	9,668

603	82	0	157	0	0	107	725

2,203,900	279,161	188,199	322,419	230,039	6,186,694	269,936	2,568,747

603	82	0	157	0	0	107	725

276	10	81	0	29	130	38	9,668

879	92	81	157	29	130	145	10,393

$2,203,021	$279,069	$188,118	$322,262	$230,010	$6,186,564	$269,791	$2,558,354

							$12.53
$11.15	$11.80		$13.23			$10.90	13.65

							12.41

10.90	11.31		12.45			12.44	12.72

10.95	12.40	$7.24		$13.19	$13.69	10.20	12.57

							41,926

113,633	16,492		23,578			23,860	67,162

							3,335

3,227	661		836			464	2,172

82,275	6,211	25,976		17,443	451,827	379	83,284

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	UIF Value Portfolio— Class I	Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class	PBHG Mid-Cap Portfolio	PBHG Select Value Portfolio	PIMCO Global Bond Portfolio— Administrative Class

Assets

Shares held in respective Funds	62,250	6,133	3,573	96,398	39,678	113,596

Investments at cost	$675,998	$137,706	$63,797	$1,129,235	$513,488	$1,371,440

Investments in respective Funds, at net asset value	$820,452	$153,081	$68,253	$1,411,266	$548,746	$1,480,154

Amount due from MONY America	472	42	0	9,623	0	178

Amount due from respective Funds	0	136	19	655	235	818

Total Assets	820,924	153,259	68,272	1,421,544	548,981	1,481,150

Liabilities

Amount due to MONY America	0	136	19	655	235	818

Amount due to respective Funds	472	42	0	9,623	0	178

Total Liabilities	472	178	19	10,278	235	996

Net Assets	$820,452	$153,081	$68,253	$1,411,266	$548,746	$1,480,154

Unit Values:

MONY Strategist

MONY Equity Master

MONY Custom Equity Master						$13.16

MONY Variable Universal Life		$12.70	$11.43	$11.77	$9.43	13.65

MONY Custom Estate Master						12.48

MONY Survivorship Variable Universal Life				11.26	9.16	13.70

MONY Corporate Sponsored Variable Universal Life	$12.86

Units Outstanding:*

MONY Strategist

MONY Equity Master

MONY Custom Equity Master						43,481

MONY Variable Universal Life		12,049	5,971	114,147	56,615	60,382

MONY Custom Estate Master						3,125

MONY Survivorship Variable Universal Life				6,048	1,635	3,236

MONY Corporate Sponsored Variable Universal Life	63,788

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

PIMCO Real Return Portfolio— Administrative Class	PIMCO StocksPLUS Growth & Income Portfolio— Administrative Class	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price Prime Reserve Portfolio

758,765	221,207	2,392,307	352,239	310,775	30,987	90,524	4,585,911

$9,161,908	$1,742,285	$40,052,253	$3,554,993	$1,584,256	$450,531	$1,242,896	$4,585,911

$9,378,336	$2,048,378	$48,300,675	$4,205,729	$1,581,846	$543,826	$1,460,156	$4,585,911

33,486	38,409	1,026	818	239	96	78	36

1,458	859	0	0	0	0	0	0

9,413,280	2,087,646	48,301,701	4,206,547	1,582,085	543,922	1,460,234	4,585,947

1,458	859	0	0	0	0	0	0

33,486	38,409	1,026	818	239	96	78	36

34,944	39,268	1,026	818	239	96	78	36

$9,378,336	$2,048,378	$48,300,675	$4,205,729	$1,581,846	$543,826	$1,460,156	$4,585,911

$12.20

12.59	$10.93

12.02

12.52	11.11

12.09		$13.20	$9.58	$13.10	$9.68	$13.37	$11.78

89,149

155,109	180,996

17,362

7,459	6,322

499,685		3,659,651	438,989	120,716	56,169	109,239	389,214

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Van Eck Hard Assets Fund	Van Eck WorldWide Bond Fund	Van Eck WorldWide Emerging Markets Fund

Assets

Shares held in respective Funds	5,959	8,820	12,974

Investments at cost	$79,225	$101,508	$150,041

Investments in respective Funds, at net asset value	$88,612	$117,390	$157,638

Amount due from MONY America	0	150	56

Amount due from respective Funds	0	0	0

Total Assets	88,612	117,540	157,694

Liabilities

Amount due to MONY America	0	0	0

Amount due to respective Funds	0	150	56

Total Liabilities	0	150	56

Net Assets	$88,612	$117,390	$157,638

Unit Values:

MONY Strategist

MONY Equity Master

MONY Custom Equity Master

MONY Variable Universal Life

MONY Custom Estate Master

MONY Survivorship Variable Universal Life

MONY Corporate Sponsored Variable Universal Life	$14.06	$14.24	$7.94

Units Outstanding:*

MONY Strategist

MONY Equity Master

MONY Custom Equity Master

MONY Variable Universal Life

MONY Custom Estate Master

MONY Survivorship Variable Universal Life

MONY Corporate Sponsored Variable Universal Life	6,303	8,246	19,859

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS

	Enterprise Balanced Portfolio	Enterprise Capital Appreciation Portfolio	Enterprise Equity Portfolio	Enterprise Emerging Countries Portfolio	Enterprise Equity Income Portfolio	Enterprise Growth & Income Portfolio
	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$28,417	$0	$0	$0	$61,164	$136,386

Expenses:

Mortality and expense risk charges	(629)	(33,909)	(275,533)	(333)	(15,607)	(54,351)

Net investment income (loss)	27,788	(33,909)	(275,533)	(333)	45,557	82,035

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(5,143)	(231,605)	(2,968,560)	(1,018)	(73,176)	(450,157)

Realized gain distributions	0	0	0	0	0	0

Realized gain (loss)	(5,143)	(231,605)	(2,968,560)	(1,018)	(73,176)	(450,157)

Change in unrealized appreciation (depreciation)	(46,119)	2,406,713	21,437,616	(5,279)	1,053,523	3,619,020

Net increase (decrease) in net assets from operations	$(23,474)	$2,141,199	$18,193,523	$(6,630)	$1,025,904	$3,250,898

***	Termination of subaccount.

See notes to financial statements.

Enterprise Growth Portfolio	Enterprise Global Socially Responsive Portfolio	Enterprise High-Yield Portfolio	Enterprise International Growth Portfolio	Enterprise Mid-Cap Growth Portfolio	Enterprise Multi-Cap Growth Portfolio	Enterprise Managed Portfolio	Enterprise Small Company Growth Portfolio
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$164,875	$417	$288,426	$57,916	$0	$0	$995,399	$0

(121,399)	(353)	(55,668)	(72,387)	(490)	(26,102)	(581,283)	(29,854)

43,476	64	232,758	(14,471)	(490)	(26,102)	414,116	(29,854)

(1,058,791)	(183)	82,578	(1,246,818)	(13,052)	(386,351)	(5,201,420)	(248,872)

0	0	0	0	0	0	0	0

(1,058,791)	(183)	82,578	(1,246,818)	(13,052)	(386,351)	(5,201,420)	(248,872)

7,141,042	28,056	1,957,737	4,576,428	(4,946)	2,502,777	20,506,089	2,450,518

$6,125,727	$27,937	$2,273,073	$3,315,139	$(18,488)	$2,090,324	$15,718,785	$2,171,792

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Enterprise Small Company Value Portfolio	Enterprise Total Return Portfolio	Enterprise WorldWide Growth Portfolio	Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio	MONY Series Fund, Inc. Equity Growth Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the period July 7, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003
Income:
Dividend income	$52,644	$582,985	$0	$215	$10,334	$2,700
Expenses:

Mortality and expense risk charges	(286,636)	(3,757)	(88)	(14)	(5,637)	(4,539)

Net investment income (loss)	(233,992)	579,228	(88)	201	4,697	(1,839)

Realized gain (loss) on investments:
Net realized gain (loss) on sale of fund shares	(1,070,755)	40,109	(1,527)	(1)	(48,901)	(40,026)

Realized gain distributions	0	402,838	0	0	0	0

Realized gain (loss)	(1,070,755)	442,947	(1,527)	(1)	(48,901)	(40,026)

Change in unrealized appreciation (depreciation)	17,477,145	147,806	(6,215)	(139)	289,982	250,710

Net increase (decrease) in net assets from operations	$16,172,398	$1,169,981	$(7,830)	$61	$245,778	$208,845

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

MONY Series Fund, Inc. Equity Income Portfolio	MONY Series Fund, Inc. Government Securities Portfolio	MONY Series Fund, Inc. Intermediate Term Bond Portfolio	MONY Series Fund, Inc. Money Market Portfolio	MONY Series Fund, Inc. Long Term Bond Portfolio	AIM Basic Value Fund— Series I	AIM Mid Cap Core Equity Fund— Series I	Alger American Balanced Portfolio— Class O
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period July 7, 2003** through December 31, 2003	For the period July 2, 2003** through December 31, 2003	For the year ended December 31, 2003

$8,925	$351,463	$608,190	$423,776	$858,713	$20	$0	$18,164

(2,828)	(34,489)	(21,722)	(64,350)	(38,495)	(42)	(26)	(1,888)

6,097	316,974	586,468	359,426	820,218	(22)	(26)	16,276

(29,779)	220,495	178,419	0	224,718	121	149	50

0	0	0	0	5,941	0	141	0

(29,779)	220,495	178,419	0	230,659	121	290	50

140,899	(373,943)	(382,401)	0	(456,439)	4,882	1,662	144,587

$117,217	$163,526	$382,486	$359,426	$594,438	$4,981	$1,926	$160,913

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Alger American Mid Cap Growth Portfolio— Class O	Dreyfus VIF Appreciation Portfolio— Initial Class	Dreyfus VIF International Value Portfolio— Initial Class	Dreyfus VIF Small Company Stock Portfolio— Initial Class	Dreyfus Socially Responsible Growth Fund— Initial Class	Dreyfus Stock Index Portfolio— Initial Class
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003
Income:
Dividend income	$0	$31,473	$99,845	$1,681	$1,293	$737,851
Expenses:
Mortality and expense risk charges	(2,818)	0	0	0	(3,648)	(52,308)

Net investment income (loss)	(2,818)	31,473	99,845	1,681	(2,355)	685,543

Realized gain (loss) on investments:
Net realized gain (loss) on sale of fund shares	50,564	(65,452)	(6,413)	(44,965)	(61,631)	(2,202,353)
Realized gain distributions	0	0	0	0	0	0

Realized gain (loss)	50,564	(65,452)	(6,413)	(44,965)	(61,631)	(2,202,353)

Change in unrealized appreciation (depreciation)	827,684	483,817	2,847,504	544,675	302,123	14,153,675

Net increase (decrease) in net assets from operations	$875,430	$449,838	$2,940,936	$501,391	$238,137	$12,636,865

See notes to financial statements.

Dreyfus IP Small Cap Stock Index Portfolio— Service Class	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class	Fidelity VIP II Asset Manager Portfolio— Initial Class	Fidelity VIP II ContraFund Portfolio Initial Class	Fidelity VIP II ContraFund Portfolio Service Class	Fidelity VIP III Growth Opportunities Portfolio Initial Class	Fidelity VIP III Growth Opportunities Portfolio Service Class
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$10,556	$17,003	$12,052	$156,571	$25,578	$25,056	$1,076	$7,069

(82)	0	(31,497)	0	0	(34,818)	0	(4,879)

10,474	17,003	(19,445)	156,571	25,578	(9,762)	1,076	2,190

16,803	26,784	(376,799)	(35,900)	(46,140)	(86,118)	11,138	(46,929)
33,478	0	0	0	0	0	0	0

50,281	26,784	(376,799)	(35,900)	(46,140)	(86,118)	11,138	(46,929)

1,736,716	2,331,932	2,293,596	633,687	1,680,945	1,990,108	32,164	367,335

$1,797,471	$2,375,719	$1,897,352	$754,358	$1,660,383	$1,894,228	$44,378	$322,596

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Fidelity VIP III Growth & Income Portfolio Initial Class	Franklin Income Securities Fund—Class 2	Franklin Rising Dividends Securities Fund—Class 2	Franklin Zero Coupon 2010 Fund—Class 2	INVESCO VIF Financial Services Portfolio	INVESCO VIF Health Sciences Portfolio
	For the year ended December 31, 2003	For the period July 7, 2003** through December 31, 2003	For the period July 7, 2003** through December 31, 2003	For the period August 12, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$89,768	$0	$0	$0	$945	$0

Expenses:

Mortality and expense risk charges	0	(33)	(21)	(4)	(398)	(826)

Net investment income (loss)	89,768	(33)	(21)	(4)	547	(826)

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(208,749)	161	45	(1)	(1,583)	(938)

Realized gain distributions	0	0	0	0	0	0

Realized gain (loss)	(208,749)	161	45	(1)	(1,583)	(938)

Change in unrealized appreciation (depreciation)	1,860,408	3,760	1,976	90	37,135	64,964

Net increase (decrease) in net assets from operations	$1,741,427	$3,888	$2,000	$85	$36,099	$63,200

**	Commencement of operations

See notes to financial statements.

INVESCO VIF Telecommunications Portfolio	Janus Aspen Series Mid Cap Growth Portfolio Institutional Class	Janus Aspen Series Balanced Portfolio Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Service Class	Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	Janus Aspen Series Flexible Income Portfolio— Service Class	Janus Aspen Series Flexible Income Portfolio— Institutional Class	Janus Aspen Series International Growth Portfolio Service Class	Janus Aspen Series International Growth Portfolio Institutional Class	Janus Aspen Series Mid Cap Value Portfolio Service Class
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$0	$0	$122,773	$1,441	$46,319	$14,441	$280,474	$6,394	$18,255	$2,237

(159)	(22,987)	(20,831)	(1,919)	(36,696)	(1,130)	0	(2,132)	0	0

(159)	(22,987)	101,942	(478)	9,623	13,311	280,474	4,262	18,255	2,237

(851)	(266,114)	(43,362)	(2,189)	(372,533)	2,825	562,112	(10,139)	(90,268)	(18,624)

0	0	0	0	0	0	0	0	0	0

(851)	(266,114)	(43,362)	(2,189)	(372,533)	2,825	562,112	(10,139)	(90,268)	(18,624)

14,917	2,714,879	640,738	109,586	2,190,410	1,831	(396,276)	226,538	565,570	678,224

$13,907	$2,425,778	$699,318	$106,919	$1,827,500	$17,967	$446,310	$220,661	$493,557	$661,837

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Janus Aspen Series WorldWide Growth Portfolio— Institutional Class	Lord Abbett Bond- Debenture Portfolio— Class VC	Lord Abbett Growth & Income Portfolio— Class VC	Lord Abbett Mid-Cap Value Portfolio— Class VC	MFS Mid-Cap Growth Portfolio— Initial Class	MFS New Discovery Portfolio— Initial Class
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003
Income:
Dividend income	$160,444	$21,529	$13,841	$42,992	$0	$0
Expenses:
Mortality and expense risk charges	(43,072)	(1,257)	(4,668)	(4,643)	(1,408)	(885)

Net investment income (loss)	117,372	20,272	9,173	38,349	(1,408)	(885)

Realized gain (loss) on investments:
Net realized gain (loss) on sale of fund shares	(1,135,200)	2,008	(3,935)	18,084	(3,346)	5,680
Realized gain distributions	0	4,676	0	88,883	0	0

Realized gain (loss)	(1,135,200)	6,684	(3,935)	106,967	(3,346)	5,680

Change in unrealized appreciation (depreciation)	4,203,760	30,816	404,129	1,657,354	130,524	111,049

Net increase (decrease) in net assets from operations	$3,185,932	$57,772	$409,367	$1,802,670	$125,770	$115,844

See notes to financial statements.

MFS Total Return Portfolio— Initial Class	MFS Utilities Portfolio— Initial Class	UIF Equity Growth Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I	UIF Emerging Markets Debt Portfolio— Class I	UIF Core Plus Fixed Income Portfolio— Class I	UIF Global Value Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$24,980	$2,194	$0	$0	$0	$3,634	$0	$0

(3,264)	(366)	0	(701)	0	0	(550)	(3,075)

21,716	1,828	0	(701)	0	3,634	(550)	(3,075)

11,758	2,226	6,165	(662)	10,727	22,207	2,292	(12,923)
0	0	0	0	0	46,026	0	0

11,758	2,226	6,165	(662)	10,727	68,233	2,292	(12,923)

235,514	39,578	34,332	96,568	38,035	201,117	54,566	537,782

$268,988	$43,632	$40,497	$95,205	$48,762	$272,984	$56,308	$521,784

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	UIF Value Portfolio— Class I	Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class	PBHG Mid-Cap Portfolio	PBHG Select Value Portfolio	PIMCO Global Bond Portfolio— Administrative Class
	For the year ended December 31, 2003	For the period June 23, 2003** through December 31, 2003	For the period June 27, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$0	$0	$0	$0	$11,001	$25,263

Expenses:

Mortality and expense risk charges	0	(101)	(45)	(3,266)	(1,265)	(4,312)

Net investment income (loss)	0	(101)	(45)	(3,266)	9,736	20,951

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	28,583	126	48	(4,002)	(4,913)	54,585

Realized gain distributions	0	0	0	0	0	8,324

Realized gain (loss)	28,583	126	48	(4,002)	(4,913)	62,909

Change in unrealized appreciation (depreciation)	148,547	15,375	4,456	307,614	72,951	69,529

Net increase (decrease) in net assets from operations	$177,130	$15,400	$4,459	$300,346	$77,774	$153,389

**	Commencement of operations

See notes to financial statements.

PIMCO Real Return Portfolio— Administrative Class	PIMCO StocksPLUS Growth and Income Portfolio— Administrative Class	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price Prime Reserve Portfolio

For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$176,976	$32,363	$696,592	$37,387	$48,808	$0	$26,335	$28,992

(8,901)	(4,560)	0	0	0	0	0	0

168,075	27,803	696,592	37,387	48,808	0	26,335	28,992

82,703	(12,181)	(284,558)	(66,536)	10,549	(50,947)	13,385	0

181,260	0	0	2,876	2,540	0	920	0

263,963	(12,181)	(284,558)	(63,660)	13,089	(50,947)	14,305	0

136,167	353,511	9,724,812	814,482	(10,370)	184,693	227,510	0

$568,205	$369,133	$10,136,846	$788,209	$51,527	$133,746	$268,150	$28,992

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Van Eck Hard Assets Fund	Van Eck WorldWide Bond Fund	Van Eck WorldWide Emerging Markets Fund
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$766	$2,048	$96

Expenses:

Mortality and expense risk charges	0	0	0

Net investment income (loss)	766	2,048	96

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	14,149	10,399	29,839

Realized gain distributions	0	0	0

Realized gain (loss)	14,149	10,399	29,839

Change in unrealized appreciation (depreciation)	1,744	8,447	10,397

Net increase (decrease) in net assets from operations	$16,659	$20,894	$40,332

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	Enterprise Balanced Portfolio		Enterprise Capital Appreciation Portfolio		Enterprise Equity Portfolio
	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$27,788	$16,551	$(33,909)	$(30,845)	$(275,533)	$(252,723)

Net realized gain (loss)	(5,143)	(11,799)	(231,605)	(408,746)	(2,968,560)	(10,207,359)

Net change in unrealized appreciation (depreciation)	(46,119)	(114,480)	2,406,713	(849,698)	21,437,616	(4,084,368)

Net increase (decrease) in net assets from operations	(23,474)	(109,728)	2,141,199	(1,289,289)	18,193,523	(14,544,450)

Contract transactions:

Payments received from contract owners	59,100	496,572	2,159,184	2,624,056	9,762,858	12,166,419

Transfers between subaccounts, net	(1,005,029)	57,304	139,244	160,267	(232,668)	(3,356,046)

Transfers for contract benefits and terminations	(45,706)	(202,448)	(1,626,190)	(1,661,505)	(8,310,556)	(8,669,772)

Net increase (decrease) from contract transactions	(991,635)	351,428	672,238	1,122,818	1,219,634	140,601

Net increase (decrease) in net assets	(1,015,109)	241,700	2,813,437	(166,471)	19,413,157	(14,403,849)

Net assets beginning of period	1,015,109	773,409	6,373,360	6,539,831	34,525,084	48,928,933

Net assets end of period	$0	$1,015,109	$9,186,797	$6,373,360	$53,938,241	$34,525,084

Units issued during the period	16,567	64,349	283,016	313,462	938,213	1,272,485

Units redeemed during the period	(133,209)	(26,680)	(210,836)	(203,770)	(800,848)	(1,176,727)

Net units issued (redeemed) during period	(116,642)	37,669	72,180	109,692	137,365	95,758

***	Termination of subaccount.

See notes to financial statements.

Enterprise Emerging Countries Portfolio		Enterprise Equity Income Portfolio		Enterprise Growth & Income Portfolio		Enterprise Growth Portfolio
For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(333)	$(1,415)	$45,557	$29,725	$82,035	$92,759	$43,476	$26,313

(1,018)	(2,338)	(73,176)	(71,175)	(450,157)	(654,133)	(1,058,791)	(1,173,902)

(5,279)	(68,223)	1,053,523	(516,902)	3,619,020	(3,039,771)	7,141,042	(6,603,971)

(6,630)	(71,976)	1,025,904	(558,352)	3,250,898	(3,601,145)	6,125,727	(7,751,560)

12,817	75,233	1,408,552	1,462,285	4,148,680	5,514,260	11,967,997	12,589,039

(337,197)	55,835	119,900	171,384	(183,537)	(36,542)	1,752,190	6,532,721

(9,512)	(67,478)	(728,596)	(663,905)	(2,572,790)	(2,699,859)	(7,394,387)	(6,501,399)

(333,892)	63,590	799,856	969,764	1,392,353	2,777,859	6,325,800	12,620,361

(340,522)	(8,386)	1,825,760	411,412	4,643,251	(823,286)	12,451,527	4,868,801

340,522	348,908	3,370,651	2,959,239	11,148,252	11,971,538	31,867,993	26,999,192

$0	$340,522	$5,196,411	$3,370,651	$15,791,503	$11,148,252	$44,319,520	$31,867,993

2,187	17,165	190,641	195,918	535,443	708,486	1,873,905	2,501,955

(45,896)	(10,543)	(102,002)	(93,887)	(369,846)	(407,119)	(1,058,646)	(888,932)

(43,709)	6,622	88,639	102,031	165,597	301,367	815,259	1,613,023

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Enterprise Global Socially Responsive Portfolio		Enterprise High-Yield Portfolio		Enterprise International Growth Portfolio
	For the year ended December 31, 2003	For the period February 21, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From operations:
Net investment income (loss)	$64	$123	$232,758	$2,170,870	$(14,471)	$3,243
Net realized gain (loss)	(183)	(778)	82,578	115,589	(1,246,818)	(1,500,366)
Net change in unrealized appreciation (depreciation)	28,056	(1,273)	1,957,737	(4,131,705)	4,576,428	(1,064,241)

Net increase (decrease) in net assets from operations	27,937	(1,928)	2,273,073	(1,845,246)	3,315,139	(2,561,364)

Contract transactions:
Payments received from contract owners	77,055	58,876	1,980,706	4,131,593	2,640,327	3,179,659
Transfers between subaccounts, net	23,445	(1,389)	386,056	(24,624,044)	495,659	(224,654)
Transfers for contract benefits and terminations	(21,103)	(6,092)	(1,755,987)	(2,169,807)	(2,443,630)	(2,335,492)

Net increase (decrease) from contract transactions	79,397	51,395	610,775	(22,662,258)	692,356	619,513

Net increase (decrease) in net assets	107,334	49,467	2,883,848	(24,507,504)	4,007,495	(1,941,851)
Net assets beginning of period	49,467	0	9,937,139	34,444,643	10,412,631	12,354,482

Net assets end of period	$156,801	$49,467	$12,820,987	$9,937,139	$14,420,126	$10,412,631

Units issued during the period	10,832	7,010	290,830	446,529	423,305	373,585
Units redeemed during the period	(2,324)	(1,375)	(239,055)	(2,551,157)	(333,507)	(298,697)

Net units issued (redeemed) during period	8,508	5,635	51,775	(2,104,628)	89,798	74,888

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise Mid-Cap Growth Portfolio		Enterprise Multi-Cap Growth Portfolio		Enterprise Managed Portfolio		Enterprise Small Company Growth Portfolio
For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(490)	$(2,716)	$(26,102)	$(22,642)	$414,116	$207,536	$(29,854)	$(23,389)
(13,052)	(15,125)	(386,351)	(742,893)	(5,201,420)	(13,907,274)	(248,872)	(505,326)

(4,946)	(187,560)	2,502,777	(1,987,857)	20,506,089	(8,611,163)	2,450,518	(1,800,438)

(18,488)	(205,401)	2,090,324	(2,753,392)	15,718,785	(22,310,901)	2,171,792	(2,329,153)

33,158	263,662	2,864,860	3,521,335	16,966,249	20,357,156	3,182,883	4,063,779
(580,860)	165,713	(11,006)	(375,841)	(1,182,841)	(3,544,098)	884,135	1,555,295
(27,649)	(102,369)	(1,880,768)	(1,659,902)	(15,875,529)	(17,872,469)	(1,973,667)	(1,770,613)

(575,351)	327,006	973,086	1,485,592	(92,121)	(1,059,411)	2,093,351	3,848,461

(593,839)	121,605	3,063,410	(1,267,800)	15,626,664	(23,370,312)	4,265,143	1,519,308
593,839	472,234	5,725,386	6,993,186	78,257,197	101,627,509	8,220,850	6,701,542

$0	$593,839	$8,788,796	$5,725,386	$93,883,861	$78,257,197	$12,485,993	$8,220,850

10,034	72,578	565,467	593,501	1,332,927	1,516,529	449,753	614,335
(122,012)	(21,355)	(413,615)	(367,407)	(1,226,346)	(1,464,598)	(227,707)	(260,117)

(111,978)	51,223	151,852	226,094	106,581	51,931	222,046	354,218

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Enterprise Small Company Value Portfolio		Enterprise Total Return Portfolio		Enterprise WorldWide Growth Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002
From operations:
Net investment income (loss)	$(233,992)	$(107,462)	$579,228	$171,968	$(88)	$(507)

Net realized gain (loss)	(1,070,755)	(1,997,705)	442,947	289,269	(1,527)	(5,780)

Net change in unrealized appreciation (depreciation)	17,477,145	(2,622,770)	147,806	286,324	(6,215)	(28,233)

Net increase (decrease) in net assets from operations	16,172,398	(4,727,937)	1,169,981	747,561	(9,305)	(34,520)

Contract transactions:

Payments received from contract owners	10,869,523	12,336,748	5,810,003	556,267	12,618	94,631

Transfers between subaccounts, net	674,364	787,773	7,421,393	12,969,449	(124,883)	9,190

Transfers for contract benefits and terminations	(9,097,381)	(8,312,565)	(1,004,777)	(263,124)	(7,389)	(34,281)

Net increase (decrease) from contract transactions	2,446,506	4,811,956	12,226,619	13,262,592	(119,654)	69,540

Net increase (decrease) in net assets	18,618,904	84,019	13,396,600	14,010,153	(127,484)	35,020

Net assets beginning of period	43,120,316	43,036,297	14,010,153	0	127,484	92,464

Net assets end of period	$61,739,220	$43,120,316	$27,406,753	$14,010,153	$0	$127,484

Units issued during the period	812,601	1,076,684	1,240,613	1,748,057	3,562	14,475

Units redeemed during the period	(597,777)	(686,287)	(106,200)	(416,564)	(22,653)	(5,777)

Net units issued (redeemed) during period	214,824	390,397	1,134,413	1,331,493	(19,091)	8,698

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio		MONY Series Fund, Inc. Equity Growth Portfolio		MONY Series Fund, Inc. Equity Income Portfolio

For the period July 7, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$201	$4,697	$13,875	$(1,839)	$371	$6,097	$6,935
(1)	(48,901)	44,668	(40,026)	(58,806)	(29,779)	13,482

(139)	289,982	(233,651)	250,710	(150,555)	140,899	(108,133)

61	245,778	(175,108)	208,845	(208,990)	117,217	(87,716)

17,661	60,088	56,900	38,528	41,844	24,181	26,962

		3,328	134	(5,228)	(8,202)	(7,979)

(1,396)	(94,315)	(87,849)	(54,940)	(57,883)	(51,214)	(70,749)

16,265	(34,227)	(27,621)	(16,278)	(21,267)	(35,235)	(51,766)

16,326	211,551	(202,729)	192,567	(230,257)	81,982	(139,482)

0	852,147	1,054,876	681,077	911,334	458,128	597,610

$16,326	$1,063,698	$852,147	$873,644	$681,077	$540,110	$458,128

1,778	1,375	1,378	670	708	438	452

(147)	(2,069)	(1,984)	(924)	(1,074)	(1,041)	(1,298)

1,631	(694)	(606)	(254)	(366)	(603)	(846)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Series Fund, Inc. Government Securities Portfolio		MONY Series Fund, Inc. Intermediate Term Bond Portfolio		MONY Series Fund, Inc. Money Market Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From operations:
Net investment income (loss)	$316,974	$194,706	$586,468	$350,578	$359,426	$693,036
Net realized gain (loss)	220,495	130,357	178,419	69,323	0	0
Net change in unrealized appreciation (depreciation)	(373,943)	206,428	(382,401)	513,497	0	0

Net increase (decrease) in net assets from operations	163,526	531,491	382,486	933,398	359,426	693,036

Contract transactions:
Payments received from contract owners	4,914,960	2,849,272	2,045,163	1,862,609	22,039,251	144,458,962
Transfers between subaccounts, net	501,525	2,325,812	(151,834)	4,308,042	(15,583,262)	(15,511,277)
Transfers for contract benefits and terminations	(2,783,680)	(1,461,883)	(1,571,601)	(1,627,730)	(11,088,825)	(124,594,790)

Net increase (decrease) from contract transactions	2,632,805	3,713,201	321,728	4,542,921	(4,632,836)	4,352,895

Net increase (decrease) in net assets	2,796,331	4,244,692	704,214	5,476,319	(4,273,410)	5,045,931
Net assets beginning of period	10,528,227	6,283,535	12,180,895	6,704,576	49,222,123	44,176,192

Net assets end of period	$13,324,558	$10,528,227	$12,885,109	$12,180,895	$44,948,713	$49,222,123

Units issued during the period	558,593	569,703	243,489	719,371	2,783,651	14,156,280
Units redeemed during the period	(348,417)	(264,888)	(220,464)	(367,773)	(3,138,414)	(13,777,073)

Net units issued (redeemed) during period	210,176	304,815	23,025	351,598	(354,763)	379,207

**	Commencement of operations

See notes to financial statements.

MONY Series Fund, Inc. Long Term Bond Portfolio		AIM Basic Value Fund—Series I	AIM Mid Cap Core Equity Fund—Series I	Alger American Balanced Portfolio—Class O		Alger American Mid Cap Growth Portfolio—Class O
For the year ended December 31, 2003	For the year ended December 31, 2002	For the period July 7, 2003** through December 31, 2003	For the period July 2, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002

$820,218	$1,844,320	$(22)	$(26)	$16,276	$2,105	$(2,818)	$(518)
230,659	636,315	121	290	50	(513)	50,564	(6,064)

(456,439)	756,676	4,882	1,662	144,587	(21,966)	827,684	(34,095)

594,438	3,237,311	4,981	1,926	160,913	(20,374)	875,430	(40,677)

3,203,887	4,425,277	64,907	25,554	573,063	412,001	1,524,642	390,935
1,804,502	(31,210,153)	12,305	1,808	169,673	160,020	1,219,267	168,670

(1,909,401)	(2,136,056)	(5,262)	(4,148)	(131,229)	(42,754)	(195,164)	(51,802)

3,098,988	(28,920,932)	71,950	23,214	611,507	529,267	2,548,745	507,803

3,693,426	(25,683,621)	76,931	25,140	772,420	508,893	3,424,175	467,126
11,903,499	37,587,120	0	0	508,893	0	467,126	0

$15,596,925	$11,903,499	$76,931	$25,140	$1,281,313	$508,893	$3,891,301	$467,126

439,774	788,254	7,234	2,660	79,145	60,414	314,580	68,370
(217,764)	(2,948,690)	(535)	(430)	(17,233)	(5,214)	(38,451)	(8,618)

222,010	(2,160,436)	6,699	2,230	61,912	55,200	276,129	59,752

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Dreyfus VIF Appreciation Portfolio—Initial Class		Dreyfus VIF International Value Portfolio—Initial Class		Dreyfus VIF Small Company Stock Portfolio—Initial Class
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period July 15, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:
Net investment income (loss)	$31,473	$30,450	$99,845	$49,136	$1,681	$2,739
Net realized gain (loss)	(65,452)	(645,165)	(6,413)	(11,185)	(44,965)	(44,131)
Net change in unrealized appreciation (depreciation)	483,817	(119,748)	2,847,504	(593,946)	544,675	(134,182)

Net increase (decrease) in net assets from operations	449,838	(734,463)	2,940,936	(555,995)	501,391	(175,574)

Contract transactions:
Payments received from contract owners	404,630	818,187	1,415,698	13,143	76,858	585,218
Transfers between subaccounts, net	(24,838)	1,709,254	576,419	6,334,918	78,696	34,641
Transfers for contract benefits and terminations	(820,846)	(1,487,703)	(279,180)	(89,947)	(250,808)	(62,948)

Net increase (decrease) from contract transactions	(441,054)	1,039,738	1,712,937	6,258,114	(95,254)	556,911

Net increase (decrease) in net assets	8,784	305,275	4,653,873	5,702,119	406,137	381,337
Net assets beginning of period	2,466,075	2,160,800	5,702,119	0	1,298,597	917,260

Net assets end of period	$2,474,859	$2,466,075	$10,355,992	$5,702,119	$1,704,734	$1,298,597

Units issued during the period	40,896	369,620	273,572	729,449	21,018	125,979
Units redeemed during the period	(79,191)	(309,372)	(36,253)	(14,492)	(33,238)	(61,136)

Net units issued (redeemed) during period	(38,295)	60,248	237,319	714,957	(12,220)	64,843

**	Commencement of operations.

See notes to financial statements.

Dreyfus Socially Responsible Growth Fund—Initial Class		Dreyfus Stock Index Portfolio—Initial Class		Dreyfus IP Small Cap Stock Index Portfolio—Service Class		Fidelity VIP Growth Portfolio—Initial Class
For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period August 16, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(2,355)	$(976)	$685,543	$656,214	$10,474	$4,739	$17,003	$3,119
(61,631)	(172,462)	(2,202,353)	(6,835,841)	50,281	(1,616)	26,784	(481,641)

302,123	(218,955)	14,153,675	(7,489,447)	1,736,716	(119,561)	2,331,932	(197,189)

238,137	(392,393)	12,636,865	(13,669,074)	1,797,471	(116,438)	2,375,719	(675,711)

452,478	927,957	7,377,797	12,555,007	1,146,312	5,700	1,960,486	138,280
(14,054)	(228,693)	(1,864,396)	(6,033,180)	627,092	3,353,562	637,780	5,730,591

(256,519)	(605,821)	(6,487,331)	(6,916,621)	(178,417)	(50,447)	(507,540)	(765,561)

181,905	93,443	(973,930)	(394,794)	1,594,987	3,308,815	2,090,726	5,103,310

420,042	(298,950)	11,662,935	(14,063,868)	3,392,458	3,192,377	4,466,445	4,427,599
861,074	1,160,024	44,356,331	58,420,199	3,192,377	0	5,737,243	1,309,644

$1,281,116	$861,074	$56,019,266	$44,356,331	$6,584,835	$3,192,377	$10,203,688	$5,737,243

85,595	286,824	1,239,124	2,432,766	213,252	392,735	468,635	1,234,698
(56,584)	(277,435)	(1,218,496)	(2,448,812)	(21,480)	(6,084)	(144,884)	(431,468)

29,011	9,389	20,628	(16,046)	191,772	386,651	323,751	803,230

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Fidelity VIP Growth Portfolio—Service Class		Fidelity VIP II Asset Manager Portfolio—Initial Class		Fidelity VIP II ContraFund Portfolio—Initial Class
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:
Net investment income (loss)	$(19,445)	$(21,584)	$156,571	$192,613	$25,578	$47,082
Net realized gain (loss)	(376,799)	(582,292)	(35,900)	(325,616)	(46,140)	(367,572)
Net change in unrealized appreciation (depreciation)	2,293,596	(1,680,714)	633,687	(299,884)	1,680,945	(195,931)

Net increase (decrease) in net assets from operations	1,897,352	(2,284,590)	754,358	(432,887)	1,660,383	(516,421)

Contract transactions:
Payments received from contract owners	2,009,105	2,627,829	308,919	42,219	5,321,735	725,449
Transfers between subaccounts, net	160,096	6,619	15,974	(364,370)	289,918	1,178,559
Transfers for contract benefits and terminations	(1,278,067)	(1,370,775)	(208,834)	(202,789)	(578,746)	(894,260)

Net increase (decrease) from contract transactions	891,134	1,263,673	116,059	(524,940)	5,032,907	1,009,748

Net increase (decrease) in net assets	2,788,486	(1,020,917)	870,417	(957,827)	6,693,290	493,327
Net Assets beginning of year	5,583,127	6,604,044	4,193,827	5,151,654	5,194,305	4,700,978

Net Assets end of year	$8,371,613	$5,583,127	$5,064,244	$4,193,827	$11,887,595	$5,194,305

Units issued during the year	400,449	456,274	49,507	417,422	640,822	845,781
Units redeemed during the year	(264,488)	(280,018)	(37,965)	(476,781)	(125,640)	(727,393)

Net units issued (redeemed) during year	135,961	176,256	11,542	(59,359)	515,182	118,388

See notes to financial statements.

Fidelity VIP II ContraFund Portfolio—Service Class		Fidelity VIP III Growth Opportunities Portfolio—Initial Class		Fidelity VIP III Growth Opportunities Portfolio—Service Class		Fidelity VIP III Growth & Income Portfolio—Initial Class
For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(9,762)	$11,595	$1,076	$2,112	$2,190	$4,131	$89,768	$116,713
(86,118)	(216,460)	11,138	(64,648)	(46,929)	(79,336)	(208,749)	(1,308,281)

1,990,108	(477,316)	32,164	61	367,335	(208,576)	1,860,408	(319,020)

1,894,228	(682,181)	44,378	(62,475)	322,596	(283,781)	1,741,427	(1,510,588)

2,000,893	2,353,708	62,809	85,937	419,048	540,290	861,095	360,568
340,912	383,914	10,282	(78,504)	18,682	79,835	405,748	(1,001,571)

(1,476,844)	(1,421,862)	(48,525)	(13,077)	(331,338)	(321,543)	(422,156)	(609,981)

864,961	1,315,760	24,566	(5,644)	106,392	298,582	844,687	(1,250,984)

2,759,189	633,579	68,944	(68,119)	428,988	14,801	2,586,114	(2,761,572)
6,407,404	5,773,825	128,585	196,704	1,033,009	1,018,208	7,014,119	9,775,691

$9,166,593	$6,407,404	$197,529	$128,585	$1,461,997	$1,033,009	$9,600,233	$7,014,119

320,693	365,057	29,328	58,350	77,857	100,777	305,505	953,791
(223,359)	(216,661)	(25,084)	(62,890)	(60,746)	(61,500)	(204,546)	(1,108,538)

97,334	148,396	4,244	(4,540)	17,111	39,277	100,959	(154,747)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Franklin Income Securities Fund—Class 2	Franklin Rising Dividends Securities Fund—Class 2	Franklin Zero Coupon 2010 Fund—Class 2	INVESCO VIF Financial Services Portfolio
	For the period July 7, 2003** through December 31, 2003	For the period July 7, 2003** through December 31, 2003	For the period August 12, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002

From operations:
Net investment income (loss)	$(33)	$(21)	$(4)	$547	$364

Net realized gain (loss)	161	45	(1)	(1,583)	(982)

Net change in unrealized appreciation (depreciation)	3,760	1,976	90	37,135	(5,297)

Net increase (decrease) in net assets from operations	3,888	2,000	85	36,099	(5,915)

Contract transactions:

Payments received from contract owners	68,851	37,198	4,087	112,212	83,503

Transfers between subaccounts, net	1,572	675	8,228	22,493	10,452

Transfers for contract benefits and terminations	(4,414)	(2,615)	(470)	(37,015)	(15,220)

Net increase (decrease) from contract transactions	66,009	35,258	11,845	97,690	78,735

Net increase (decrease) in net assets	69,897	37,258	11,930	133,789	72,820

Net assets beginning of period	0	0	0	72,820	0

Net assets end of period	$69,897	$37,258	$11,930	$206,609	$72,820

Units issued during the period	6,648	3,544	1,220	14,098	10,417

Units redeemed during the period	(439)	(260)	(55)	(4,086)	(2,098)

Net units issued (redeemed) during period	6,209	3,284	1,165	10,012	8,319

**	Commencement of operations

See notes to financial statements.

INVESCO VIF Health Sciences Portfolio		INVESCO VIF Telecommunications Portfolio		Janus Aspen Series Mid Cap Growth Portfolio Institutional Class		Janus Aspen Series Balanced Portfolio—Institutional Class
For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(826)	$(189)	$(159)	$(45)	$(22,987)	$(18,410)	$101,942	$94,655

(938)	(3,040)	(851)	(1,981)	(266,114)	(1,827,629)	(43,362)	(59,391)

64,964	(10,675)	14,917	(2,634)	2,714,879	(473,376)	640,738	(324,662)

63,200	(13,904)	13,907	(4,660)	2,425,778	(2,319,415)	699,318	(289,398)

198,723	157,463	46,144	37,820	2,649,448	4,199,589	1,648,487	1,859,311

38,649	1,755	718	95	61,265	(408,368)	256,044	620,616

(57,212)	(28,232)	(19,660)	(7,609)	(1,941,778)	(1,959,902)	(1,148,084)	(1,085,498)

180,160	130,986	27,202	30,306	768,935	1,831,319	756,447	1,394,429

243,360	117,082	41,109	25,646	3,194,713	(488,096)	1,455,765	1,105,031

117,082	0	25,646	0	6,585,221	7,073,317	4,646,386	3,541,355

$360,442	$117,082	$66,755	$25,646	$9,779,934	$6,585,221	$6,102,151	$4,646,386

28,228	19,171	7,158	5,856	788,940	1,473,519	228,818	274,547

(7,848)	(4,761)	(3,237)	(1,706)	(631,767)	(1,095,601)	(149,311)	(127,164)

20,380	14,410	3,921	4,150	157,173	377,918	79,507	147,383

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Janus Aspen Series Capital Appreciation Portfolio— Service Class		Janus Aspen Series Capital Appreciation Portfolio— Institutional Class		Janus Aspen Series Flexible Income Portfolio— Service Class		Janus Aspen Series Flexible Income Portfolio— Institutional Class
	For the year ended December 31, 2003	For the period February 6, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$(478)	$69	$9,623	$12,495	$13,311	$3,678	$280,474	$393,338

Net realized gain (loss)	(2,189)	(1,417)	(372,533)	(1,192,194)	2,825	240	562,112	167,618

Net change in unrealized appreciation (depreciation)	109,586	(12,491)	2,190,410	(330,173)	1,831	5,196	(396,276)	330,296

Net increase (decrease) in net assets from operations	106,919	(13,839)	1,827,500	(1,509,872)	17,967	9,114	446,310	891,252

Contract transactions:

Payments received from contract owners	353,280	417,208	2,503,527	3,371,156	274,959	195,875	1,126,188	163,738

Transfers between subaccounts, net	4,553	36,232	438,584	(980,146)	32,564	19,142	(6,049,745)	3,773,517

Transfers for contract benefits and terminations	(117,379)	(45,070)	(1,789,279)	(1,646,772)	(76,097)	(22,465)	(419,937)	(373,120)

Net increase (decrease) from contract transactions	240,454	408,370	1,152,832	744,238	231,426	192,552	(5,343,494)	3,564,135

Net increase (decrease) in net assets	347,373	394,531	2,980,332	(765,634)	249,393	201,666	(4,897,184)	4,455,387

Net assets beginning of period	394,531	0	7,843,921	8,609,555	201,666	0	10,867,979	6,412,592

Net assets end of period	$741,904	$394,531	$10,824,253	$7,843,921	$451,059	$201,666	$5,970,795	$10,867,979

Units issued during the period	39,102	50,608	599,971	611,018	22,298	21,152	177,316	521,542

Units redeemed during the period	(13,698)	(6,036)	(388,124)	(521,005)	(8,655)	(2,603)	(592,552)	(222,631)

Net units issued (redeemed) during period	25,404	44,572	211,847	90,013	13,643	18,549	(415,236)	298,911

**	Commencement of operations

See notes to financial statements.

Janus Aspen Series International Growth Portfolio— Service Class		Janus Aspen Series International Growth Portfolio— Institutional Class		Janus Aspen Series Mid Cap Value Portfolio— Service Class		Janus Aspen Series WorldWide Growth Portfolio— Institutional Class		Lord Abbett Bond- Debenture Portfolio— Class VC
For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002

$4,262	$1,029	$18,255	$12,377	$2,237	$0	$117,372	$99,789	$20,272	$3,516

(10,139)	(4,027)	(90,268)	(361,467)	(18,624)	(17,735)	(1,135,200)	(1,828,256)	6,684	605

226,538	(38,733)	565,570	(53,330)	678,224	(451,505)	4,203,760	(2,836,660)	30,816	2,089

220,661	(41,731)	493,557	(402,420)	661,837	(469,240)	3,185,932	(4,565,127)	57,772	6,210

560,519	384,715	265,906	227,119	260,615	689,412	3,516,193	4,267,951	252,143	199,588

57,161	34,756	62,317	232,821	90,482	1,134,645	(1,319,355)	(698,850)	130,102	10,354

(140,676)	(45,142)	(181,910)	(147,041)	(93,468)	(55,122)	(2,442,329)	(2,370,386)	(69,176)	(21,124)

477,004	374,329	146,313	312,899	257,629	1,768,935	(245,491)	1,198,715	313,069	188,818

697,665	332,598	639,870	(89,521)	919,466	1,299,695	2,940,441	(3,366,412)	370,841	195,028

332,598	0	1,201,619	1,291,140	1,303,117	3,422	13,925,169	17,291,581	195,028	0

$1,030,263	$332,598	$1,841,489	$1,201,619	$2,222,583	$1,303,117	$16,865,610	$13,925,169	$565,869	$195,028

74,353	48,215	89,440	381,473	51,141	191,878	681,121	1,712,630	33,533	20,771

(19,926)	(6,667)	(61,473)	(340,235)	(12,961)	(8,532)	(736,104)	(1,543,569)	(6,877)	(2,582)

54,427	41,548	27,967	41,238	38,180	183,346	(54,983)	169,061	26,656	18,189

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Lord Abbett Growth & Income Portfolio—Class VC		Lord Abbett Mid-Cap Value Portfolio—Class VC		MFS Mid-Cap Growth Portfolio—Initial Class
	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002

From operations:
Net investment income (loss)	$9,173	$2,838	$38,349	$21,378	$(1,408)	$(332)
Net realized gain (loss)	(3,935)	(5,028)	106,967	(13,906)	(3,346)	(11,234)
Net change in unrealized appreciation (depreciation)	404,129	(28,750)	1,657,354	(46,189)	130,524	(19,059)

Net increase (decrease) in net assets from operations	409,367	(30,940)	1,802,670	(38,717)	125,770	(30,625)

Contract transactions:
Payments received from contract owners	945,350	492,557	2,206,372	596,194	329,519	286,148
Transfers between subaccounts, net	661,671	240,614	1,862,595	3,537,923	43,560	(5,958)
Transfers for contract benefits and terminations	(263,240)	(64,736)	(487,805)	(121,086)	(93,299)	(29,082)

Net increase (decrease) from contract transactions	1,343,781	668,435	3,581,162	4,013,031	279,780	251,108

Net increase (decrease) in net assets	1,753,148	637,495	5,383,832	3,974,314	405,550	220,483
Net assets beginning of period	637,495	0	3,974,314	0	220,483	0

Net assets end of period	$2,390,643	$637,495	$9,358,146	$3,974,314	$626,033	$220,483

Units issued during the period	173,468	85,316	483,577	496,424	50,161	41,098
Units redeemed during the period	(32,627)	(9,909)	(84,766)	(46,185)	(13,579)	(7,198)

Net units issued (redeemed) during period	140,841	75,407	398,811	450,239	36,582	33,900

**	Commencement of operations

See notes to financial statements.

MFS New Discovery Portfolio—Initial Class		MFS Total Return Portfolio— Initial Class		MFS Utilities Portfolio—Initial Class		UIF Equity Growth Portfolio—Class I
For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(885)	$(262)	$21,716	$328	$1,828	$154	$0	$324
5,680	(2,561)	11,758	(3,319)	2,226	(1,236)	6,165	(145,798)

111,049	(20,722)	235,514	(3,384)	39,578	255	34,332	23,047

115,844	(23,545)	268,988	(6,375)	43,632	(827)	40,497	(122,427)

207,626	206,160	926,949	682,969	153,634	45,525	70,937	130,599

241,845	48,955	610,537	56,455	69,865	7,521	(30,173)	(181,303)

(67,681)	(27,778)	(276,573)	(59,929)	(32,463)	(7,818)	(55,734)	(86,930)

381,790	227,337	1,260,913	679,495	191,036	45,228	(14,970)	(137,634)

497,634	203,792	1,529,901	673,120	234,668	44,401	25,527	(260,061)
203,792	0	673,120	0	44,401	0	162,591	422,652

$701,426	$203,792	$2,203,021	$673,120	$279,069	$44,401	$188,118	$162,591

54,758	34,539	173,105	86,159	23,879	6,456	23,250	110,278

(13,465)	(7,612)	(44,144)	(15,985)	(5,637)	(1,333)	(25,320)	(134,825)

41,293	26,927	128,961	70,174	18,242	5,123	(2,070)	(24,547)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	UIF Emerging Markets Equity Portfolio—Class I		UIF Emerging Markets Debt Portfolio—Class I		UIF Core Plus Fixed Income Portfolio—Class I
	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From operations:
Net investment income (loss)	$(701)	$(153)	$0	$9,728	$3,634	$207,046
Net realized gain (loss)	(662)	(579)	10,727	17	68,233	128,354
Net change in unrealized appreciation (depreciation)	96,568	(8,992)	38,035	727	201,117	42,625

Net increase (decrease) in net assets from operations	95,205	(9,724)	48,762	10,472	272,984	378,025

Contract transactions:
Payments received from contract owners	141,062	131,471	26,863	15,353	179,114	646,173
Transfers between subaccounts, net	26,087	3,790	33,335	119,299	136,924	128,271
Transfers for contract benefits and terminations	(47,946)	(17,683)	(23,528)	(546)	(298,908)	(99,677)

Net increase (decrease) from contract transactions	119,203	117,578	36,670	134,106	17,130	674,767

Net increase (decrease) in net assets	214,408	107,854	85,432	144,578	290,114	1,052,792
Net assets beginning of period	107,854	0	144,578	0	5,896,450	4,843,658

Net assets end of period	$322,262	$107,854	$230,010	$144,578	$6,186,564	$5,896,450

Units issued during the period	17,511	14,444	7,887	14,078	26,267	81,037
Units redeemed during the period	(5,283)	(2,258)	(4,464)	(58)	(25,054)	(27,701)

Net units issued (redeemed) during period	12,228	12,186	3,423	14,020	1,213	53,336

**	Commencement of operations

See notes to financial statements.

UIF Global Value Equity Portfolio—Class I		UIF U.S. Real Estate Portfolio—Class I		UIF Value Portfolio—Class I		Oppenheimer Global Securities Portfolio—Service Class	Oppenheimer Main Street Portfolio—Service Class
For the year ended December 31, 2003	For the period February 20, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period June 23, 2003** through December 31, 2003	For the period June 27, 2003** through December 31, 2003

$(550)	$828	$(3,075)	$37,478	$0	$2,875	$(101)	$(45)
2,292	368	(12,923)	19,893	28,583	(83,526)	126	48

54,566	(9,152)	537,782	(45,321)	148,547	2,822	15,375	4,456

56,308	(7,956)	521,784	12,050	177,130	(77,829)	15,400	4,459

123,933	99,438	788,258	343,213	130,007	98,930	131,950	68,210
34,827	9,746	280,957	910,159	296,651	90,048	15,273	63

(36,686)	(9,819)	(248,165)	(49,902)	(43,231)	(20,348)	(9,542)	(4,479)

122,074	99,365	821,050	1,203,470	383,427	168,630	137,681	63,794

178,382	91,409	1,342,834	1,215,520	560,557	90,801	153,081	68,253
91,409	0	1,215,520	0	259,895	169,094	0	0

$269,791	$91,409	$2,558,354	$1,215,520	$820,452	$259,895	$153,081	$68,253

21,536	12,199	118,462	151,594	73,184	41,915	12,946	6,398
(7,718)	(1,314)	(51,333)	(20,844)	(36,488)	(28,545)	(897)	(427)

13,818	10,885	67,129	130,750	36,696	13,370	12,049	5,971

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	PBHG Mid-Cap Value Portfolio		PBHG Select Value Portfolio		PIMCO Global Bond Portfolio—Administrative Class
	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002
From operations:
Net investment income (loss)	$(3,266)	$(871)	$9,736	$1,855	$20,951	$5,232
Net realized gain (loss)	(4,002)	(2,603)	(4,913)	(2,095)	62,909	6,112
Net change in unrealized appreciation (depreciation)	307,614	(25,583)	72,951	(37,693)	69,529	39,185

Net increase (decrease) in net assets from operations	300,346	(29,057)	77,774	(37,933)	153,389	50,529

Contract transactions:
Payments received from contract owners	672,318	653,624	271,862	304,348	1,080,923	552,460
Transfers between subaccounts, net	48,777	38,375	20,161	(1,108)	(164,249)	192,704
Transfers for contract benefits and terminations	(201,317)	(71,800)	(63,076)	(23,282)	(314,530)	(71,072)

Net increase (decrease) from contract transactions	519,778	620,199	228,947	279,958	602,144	674,092

Net increase (decrease) in net assets	820,124	591,142	306,721	242,025	755,533	724,621
Net assets beginning of period	591,142	0	242,025	0	724,621	0

Net assets end of period	$1,411,266	$591,142	$548,746	$242,025	$1,480,154	$724,621

Units issued during the period	77,453	78,254	36,629	33,846	126,293	72,704
Units redeemed during the period	(24,652)	(10,859)	(8,661)	(3,564)	(77,955)	(10,818)

Net units issued (redeemed) during period	52,801	67,395	27,968	30,282	48,338	61,886

**	Commencement of operations

See notes to financial statements.

PIMCO Real Return Portfolio—Administrative Class		PIMCO StocksPLUS Growth & Income Portfolio— Administrative Class		T. Rowe Price Equity Income Portfolio		T. Rowe Price International Stock Portfolio
For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$168,075	$40,607	$27,803	$11,379	$696,592	$385,749	$37,387	$20,250
263,963	17,702	(12,181)	(11,799)	(284,558)	(288,072)	(63,660)	(333,258)

136,167	80,261	353,511	(47,418)	9,724,812	(1,405,309)	814,482	81,231

568,205	138,570	369,133	(47,838)	10,136,846	(1,307,632)	788,209	(231,777)

6,119,383	1,057,692	1,015,685	920,100	5,699,671	4,657,439	1,476,121	803,255
388,548	2,035,594	127,487	(31,517)	1,220,863	26,834,499	384,184	(90,883)

(751,648)	(178,008)	(224,761)	(79,911)	(2,145,416)	(1,246,801)	(344,186)	(232,167)

5,756,283	2,915,278	918,411	808,672	4,775,118	30,245,137	1,516,119	480,205

6,324,488	3,053,848	1,287,544	760,834	14,911,964	28,937,505	2,304,328	248,428
3,053,848	0	760,834	0	33,388,711	4,451,206	1,901,401	1,652,973

$9,378,336	$3,053,848	$2,048,378	$760,834	$48,300,675	$33,388,711	$4,205,729	$1,901,401

638,468	312,830	127,208	107,723	703,505	3,062,577	232,616	214,639
(140,669)	(41,865)	(30,296)	(17,317)	(218,728)	(255,419)	(52,662)	(139,603)

497,799	270,965	96,912	90,406	484,777	2,807,158	179,954	75,036

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	T. Rowe Price Limited Term Bond Portfolio		T. Rowe Price New America Growth Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:
Net investment income (loss)	$48,808	$14,130	$0	$0	$26,335	$30,976
Net realized gain (loss)	13,089	234	(50,947)	(123,146)	14,305	(126,180)
Net change in unrealized appreciation (depreciation)	(10,370)	7,857	184,693	(83,627)	227,510	(223)

Net increase (decrease) in net assets from operations	51,527	22,221	133,746	(206,773)	268,150	(95,427)

Contract transactions:
Payments received from contract owners	824,590	199,438	69,392	80,857	296,735	778,446
Transfers between subaccounts, net	16,027	758,147	63,513	(136,528)	94,039	(711,404)
Transfers for contract benefits and terminations	(294,464)	(28,541)	(162,896)	(61,674)	(288,337)	(485,596)

Net increase (decrease) from contract transactions	546,153	929,044	(29,991)	(117,345)	102,437	(418,554)

Net increase (decrease) in net assets	597,680	951,265	103,755	(324,118)	370,587	(513,981)
Net assets beginning of year	984,166	32,901	440,071	764,189	1,089,569	1,603,550

Net assets end of year	$1,581,846	$984,166	$543,826	$440,071	$1,460,156	$1,089,569

Units issued during the year	101,589	97,627	20,498	33,670	59,018	207,075
Units redeemed during the year	(59,180)	(22,080)	(25,738)	(48,708)	(51,503)	(243,378)

Net units issued (redeemed) during year	42,409	75,547	(5,240)	(15,038)	7,515	(36,303)

See notes to financial statements.

T. Rowe Price Prime Reserve Portfolio		Van Eck Hard Assets Fund		Van Eck WorldWide Bond Fund		Van Eck WorldWide Emerging Markets Fund
For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$28,992	$12,906	$766	$372	$2,048	$0	$96	$213
0	0	14,149	(6,049)	10,399	5,569	29,839	(4,043)

0	0	1,744	9,978	8,447	11,861	10,397	2,045

28,992	12,906	16,659	4,301	20,894	17,430	40,332	(1,785)

929,942	1,405,255	31,218	42,467	13,842	18,316	23,126	24,687
2,102,202	676,757	15,421	94,504	28,021	1,007	72,097	(51,815)

(735,861)	(137,971)	(134,137)	(19,193)	(45,129)	(15,577)	(47,367)	(9,124)

2,296,283	1,944,041	(87,498)	117,778	(3,266)	3,746	47,856	(36,252)

2,325,275	1,956,947	(70,839)	122,079	17,628	21,176	88,188	(38,037)
2,260,636	303,689	159,451	37,372	99,762	78,586	69,450	107,487

$4,585,911	$2,260,636	$88,612	$159,451	$117,390	$99,762	$157,638	$69,450

428,489	166,850	11,008	25,634	7,363	9,045	62,795	13,589
(232,460)	0	(21,159)	(12,927)	(7,397)	(8,700)	(56,426)	(20,372)

196,029	166,850	(10,151)	12,707	(34)	345	6,369	(6,783)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985, by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY America’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include MONY Variable Life (Strategist), MONY Corporate Sponsored Variable Universal Life (CSVUL), Variable Universal Life (MONY Equity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), and Survivorship Variable Universal Life, collectively, the “Variable Life Insurance Policies”. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”).

There are eighty-five MONY America Life subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Alger American Fund, Invesco Variable Investment Funds, Lord Abbett Series Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, PBHG Insurance Series Fund, The Universal Institutional Funds, Janus Aspen Series, AIM Variable Insurance Funds, Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, Dreyfus Investment Portfolios, Fidelity Variable Insurance Products, Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Van Eck Worldwide Insurance Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., or T. Rowe Price Fixed Income Series, Inc., (collectively the “Funds”). The Funds are registered under the 1940 Act as open-end, management investment companies. The Fund and Enterprise are affiliated with MONY America.

During the year ended December 31, 2003, the Variable Account combined all subaccounts investing in the same class of the same portfolio of the Funds. The financial statements for the years ended December 31, 2003 and 2002 are presented for each portfolio of the Funds rather than each Variable Life Insurance Policy as if the subaccounts were combined on January 1, 2002. Combining these subaccounts had no effect on the net assets of the subaccounts or the unit values of the Variable Life Insurance Policies.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio, as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

realized gains are recorded on the ex-dividend date. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3.  Related Party Transactions

MONY America is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Variable Account for the year ended December 31, 2003 aggregated $87,598,301.

MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0% to 0.75% of average daily net assets of each of the MONY America Life subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2003, MONY America received $378,102 in aggregate from certain Funds in connection with MONY America Life subaccounts.

On September 17, 2003, the MONY Group, Inc. (“MONY Group”, the ultimate parent of MONY and MONY America) entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”), and AIMA Acquisition Co. (“AIMA”), which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004.

On January 13, 2004 and February 4, 2004 the Board of Trustees of Enterprise and the Board of Directors of the Fund (collectively “the Trusts”), respectively, approved resolutions to merge the Trusts into the EQ Advisors Trust, a registered investment company managed by the Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial. These mergers are subject to the approvals of the shareholders of each of the Trusts and are conditional upon completion of the proposed acquisition of MONY Group by AXA Financial.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the year ended December 31, 2003 were as follows:

MONY America Variable Account L Subaccounts:	Cost of Shares Acquired	Proceeds from Shares Redeemed

Enterprise Balanced Portfolio	$101,379	$29,726

Enterprise Capital Appreciation Portfolio	1,581,465	945,703

Enterprise Equity Portfolio	6,210,064	5,286,092

Enterprise Emerging Countries Portfolio	14,166	11,707

Enterprise Equity Income Portfolio	1,198,345	415,229

Enterprise Growth & Income Portfolio	2,579,564	1,245,745

Enterprise Growth Portfolio	8,789,705	3,658,990

Enterprise Global Socially Responsive Portfolio	85,114	6,085

Enterprise High-Yield Portfolio	2,891,468	2,340,599

Enterprise International Growth Portfolio	2,081,677	1,933,409

Enterprise Mid-Cap Growth Portfolio	40,217	28,677

Enterprise Multi-Cap Growth Portfolio	2,049,033	1,103,858

Enterprise Managed Portfolio	8,988,558	10,298,060

Enterprise Small Company Growth Portfolio	3,266,518	1,205,198

Enterprise Small Company Value Portfolio	7,892,598	5,755,472

Enterprise Total Return Portfolio	13,204,268	981,620

Enterprise WorldWide Growth Portfolio	14,571	4,835

Enterprise Short Duration Bond Portfolio	16,767	516

MONY Series Fund, Inc. Diversified Portfolio	32,981	73,303

MONY Series Fund, Inc. Equity Growth Portfolio	27,063	48,251

MONY Series Fund, Inc. Equity Income Portfolio	15,234	53,545

MONY Series Fund, Inc. Government Securities Portfolio	6,052,221	3,456,687

MONY Series Fund, Inc. Intermediate Term Bond Portfolio	2,777,853	2,479,581

MONY Series Fund, Inc. Money Market Portfolio	26,528,302	31,231,314

MONY Series Fund, Inc. Long Term Bond Portfolio	5,183,009	2,125,599

AIM Basic Value Fund—Series I	74,078	2,170

AIM Mid Cap Core Equity Fund—Series I	26,026	2,838

Alger American Balanced Portfolio—Class O	676,189	66,660

Alger American Mid Cap Growth Portfolio—Class O	2,782,621	236,789

Dreyfus VIF Appreciation Portfolio—Initial Class	423,270	864,324

Dreyfus VIF International Value Portfolio—Initial Class	2,011,416	298,480

Dreyfus VIF Small Company Stock Portfolio—Initial Class	187,128	282,383

Dreyfus Socially Responsible Growth Fund—Initial Class	336,561	158,576

Dreyfus Stock Index Portfolio—Initial Class	7,502,865	8,532,988

Dreyfus IP Small Cap Stock Index Portfolio—Service Class	1,784,931	190,027

Fidelity VIP Growth Portfolio—Initial Class	2,908,333	817,607

Fidelity VIP Growth Portfolio—Service Class	1,580,726	723,494

Fidelity VIP II Asset Manager Portfolio—Initial Class	438,628	322,569

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions (continued)

MONY America Variable Account L Subaccounts:	Cost of Shares Acquired	Proceeds from Shares Redeemed

Fidelity VIP II ContraFund Portfolio—Initial Class	$5,924,260	$891,353

Fidelity VIP II Contrafund Portfolio—Service Class	1,765,644	938,124

Fidelity VIP III Growth Opportunities Portfolio—Initial Class	173,229	148,664

Fidelity VIP III Growth Opportunities Portfolio—Service Class	321,895	220,746

Fidelity VIP III Growth & Income Portfolio—Initial Class	2,391,745	1,547,057

Franklin Income Securities Fund—Class 2	67,579	1,603

Franklin Rising Dividends Securities Fund—Class 2	36,025	787

Franklin Zero Coupon 2010 Fund—Class 2	12,201	360

INVESCO VIF Financial Services Portfolio	114,282	17,012

INVESCO VIF Health Sciences Portfolio	208,551	29,253

INVESCO VIF Telecommunications Portfolio	39,481	12,446

Janus Aspen Series Mid Cap Growth Portfolio—Institutional Class	2,253,627	1,509,313

Janus Aspen Series Balanced Portfolio—Institutional Class	1,354,737	620,677

Janus Aspen Series Capital Appreciation Portfolio—Service Class	276,500	38,084

Janus Aspen Series Capital Appreciation Portfolio—Institutional Class	2,706,208	1,593,095

Janus Aspen Series Flexible Income Portfolio—Service Class	263,009	32,771

Janus Aspen Series Flexible Income Portfolio—Institutional Class	2,229,439	7,572,932

Janus Aspen Series International Growth Portfolio—Service Class	513,571	38,799

Janus Aspen Series International Growth Portfolio—Institutional Class	460,090	313,778

Janus Aspen Series Mid Cap Value Portfolio—Service Class	353,826	96,196

Janus Aspen Series WorldWide Growth Portfolio—Institutional Class	2,514,909	2,806,962

Lord Abbett Bond-Debenture Portfolio—Class VC	331,297	19,543

Lord Abbett Growth & Income Portfolio—Class VC	1,410,153	71,232

Lord Abbett Mid-Cap Value Portfolio—Class VC	4,093,254	516,954

MFS Mid Cap Growth Portfolio—Initial Class	313,141	34,833

MFS New Discovery Portfolio—Initial Class	454,873	74,015

MFS Total Return Portfolio—Initial Class	1,527,525	270,052

MFS Utilities Portfolio—Initial Class	223,039	32,381

UIF Equity Growth Portfolio—Class I	140,414	155,384

UIF Emerging Markets Equity Portfolio—Class I	138,498	20,028

UIF Emerging Markets Debt Portfolio—Class I	92,254	55,583

UIF Core Plus Fixed Income Portfolio—Class I	282,243	265,113

UIF Global Value Equity Portfolio—Class I	163,111	41,606

UIF U.S. Real Estate Portfolio—Class I	1,174,888	357,049

UIF Value Portfolio—Class I	744,157	360,731

Oppenheimer Global Securities Portfolio—Service Class	138,977	1,396

Oppenheimer Main Street Portfolio—Service Class	64,961	1,212

PBHG Mid-Cap Portfolio	575,954	59,621

PBHG Select Value Portfolio	249,344	21,735

PIMCO Global Bond Portfolio—Administrative Class	1,320,841	723,222

PIMCO Real Return Portfolio—Administrative Class	6,906,794	1,159,877

PIMCO StocksPLUS Growth & Income Portfolio—Administrative Class	997,555	83,935

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions (continued)

MONY America Variable Account L Subaccounts:	Cost of Shares Acquired	Proceeds from Shares Redeemed

T. Rowe Price Equity Income Portfolio	$6,909,136	$2,134,018

T. Rowe Price International Stock Portfolio	1,870,227	354,107

T. Rowe Price Limited Term Bond Portfolio	1,266,650	720,497

T. Rowe Price New America Growth Portfolio	156,558	186,550

T. Rowe Price Personal Strategy Balanced Portfolio	599,622	497,185

T. Rowe Price Prime Reserve Portfolio	4,728,853	2,432,571

Van Eck Hard Assets Fund	126,779	214,278

Van Eck WorldWide Bond Fund	84,837	88,104

Van Eck WorldWide Emerging Markets Fund	419,291	371,436

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights

The Variable Life Insurance Policies have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

Effective for the year ended December 31, 2003, the Variable Account has adopted the provisions of AICPA Statement of Position 03-5 Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies, which requires the disclosure of ranges for certain financial highlights information. The following table was developed by determining which Variable Life Insurance Policies funded by the Variable Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the year ended December 31, 2003 were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by MONY as contract owners may not have selected all available and applicable contract options discussed in Note 1. The ranges for the total return ratio and unit value correspond to the product groupings that produced the lowest and highest expense ratios.

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Enterprise Balanced Portfolio (1)	0	$8.49 to 8.70	$0	17.17	(^)%	0.35%(^) to 0.75	%(^)	(2.25) to (2.19)%

Enterprise Capital Appreciation Portfolio	830,138	8.08 to 11.84	9,187	0.00		0.35 to 0.75		32.03 to 32.59

Enterprise Equity Portfolio	3,471,131	11.44 to 20.25	53,938	0.00		0.0 to 0.75		51.80 to 52.94

Enterprise Emerging Countries Portfolio (1)	0	7.73 to 7.59	0	0.00		0.35(^) to 0.75	(^)	(1.90) to (1.81)

Enterprise Equity Income Portfolio	483,918	9.62 to 10.58	5,196	1.52		0.35 to 0.75		25.75 to 26.25

Enterprise Growth & Income Portfolio	1,650,380	8.03 to 9.63	15,792	1.05		0.35 to 0.75		26.66 to 27.04

Enterprise Growth Portfolio	5,141,422	7.29 to 7.46	44,320	0.44		0.0 to 0.75		16.27 to 17.11

Enterprise Global Socially Responsive Portfolio	14,144	11.09	157	0.41		0.35		26.31

Enterprise High-Yield Portfolio	824,954	14.57 to 18.54	12,821	2.52		0.00 to 0.75		21.73 to 22.64

Enterprise International Growth Portfolio	1,217,982	9.35 to 13.80	14,420	0.50		0.00 to 0.75		29.94 to 30.95

Enterprise Mid-Cap Growth Portfolio (1)	0	5.07 to 5.18	0	0.00		0.35(^) to 0.75	(^)	(2.87) to (2.81)

Enterprise Multi-Cap Growth Portfolio	1,280,944	6.37 to 7.77	8,789	0.00		0.35 to 0.75		33.51 to 33.82

Enterprise Managed Portfolio	5,582,384	10.57 to 19.68	93,884	1.18		0.00 to 0.75		20.00 to 20.94

Enterprise Small Company Growth Portfolio	1,028,975	9.34 to 9.90	12,486	0.00		0.00 to 0.75		22.25 to 23.13

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Enterprise Small Company Value Portfolio	2,626,059	$20.61 to 31.85	$61,739	0.11%		0.00 to 0.75%		36.40 to 37.40%

Enterprise Total Return Portfolio	2,465,907	11.11 to 11.23	27,407	2.58		0.00 to 0.35		5.35 to 5.61

Enterprise WorldWide Growth Portfolio (1)	0	6.24 to 6.29	0	0.00		0.35(^) to 0.75	(^)	(5.88) to (5.84)

Enterprise Short Duration Bond Portfolio (2)	1,631	10.01	16	5.27	(^)	0.35	(^)	0.10

MONY Series Fund, Inc. Diversified Portfolio	20,255	52.51	1,064	1.10		0.60		29.08

MONY Series Fund, Inc. Equity Growth Portfolio	12,647	69.08	874	0.36		0.60		30.83

MONY Series Fund, Inc. Equity Income Portfolio	7,830	68.98	540	1.89		0.60		26.96

MONY Series Fund, Inc. Government Securities Portfolio	1,017,068	13.52 to 15.32	13,325	2.86		0.00 to 0.75		0.99 to 1.73

MONY Series Fund, Inc. Intermediate Term Bond Portfolio	905,065	14.14 to 16.25	12,885	4.75		0.00 to 0.75		2.52 to 3.29

MONY Series Fund, Inc. Money Market Portfolio	3,628,304	12.66 to 13.53	44,949	0.90		0.00 to 0.75		0.15 to .88

MONY Series Fund, Inc. Long Term Bond Portfolio	1,050,699	14.93 to 19.42	15,597	5.94		0.00 to 0.75		4.02 to 4.85

AIM Basic Value Fund— Series I (2)	6,699	11.48	77	0.16	(^)	0.35	(^)	14.80

AIM Mid Cap Core Equity Fund—Series I (3)	2,230	11.28	25	0.00		0.35	(^)	12.80

Alger American Balanced Portfolio—Class O	117,113	10.81 to 11.17	1,281	2.05		0.00 to 0.35		18.66 to 19.08

Alger American Mid Cap Growth Portfolio—Class O	335,882	11.66 to 11.72	3,891	0.00		0.00 to 0.35		47.41 to 47.79

Dreyfus VIF Appreciation Portfolio—Initial Class	184,652	13.40	2,475	1.39		0.00		21.16

Dreyfus VIF International Value Portfolio—Initial Class	952,275	10.87	10,356	1.28		0.00		36.22

Dreyfus VIF Small Company Stock Portfolio—Initial Class	137,572	12.39	1,705	0.12		0.00		42.91

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Dreyfus Socially Responsible Growth Fund—Initial Class	188,914	$7.40 to 7.51	$1,281	0.13%	0.00 to 0.75%		24.96 to 26.06%

Dreyfus Stock Index Portfolio— Initial Class	5,001,432	7.70 to 12.80	56,019	1.50	0.00 to 0.75		27.27 to 28.39

Dreyfus IP Small Cap Stock Index Portfolio—Service Class	578,422	11.38	6,585	0.22	0.00		37.77

Fidelity VIP Growth Portfolio— Initial Class	1,279,471	7.97	10,204	0.22	0.00		32.83

Fidelity VIP Growth Portfolio— Service Class	1,167,501	6.33 to 7.44	8,372	0.18	0.35 to 0.75		31.88 to 32.15

Fidelity VIP II Asset Manager Portfolio—Initial Class	501,397	10.10	5,064	3.47	0.00		17.99

Fidelity VIP II ContraFund Portfolio—Initial Class	1,174,396	10.12	11,888	0.42	0.00		28.43

Fidelity VIP II Contrafund Portfolio—Service Class	897,647	9.40 to 9.94	9,167	0.34	0.35 to 0.75		27.37 to 27.93

Fidelity VIP III Growth Opportunities Portfolio—Initial Class	27,457	7.19	198	0.65	0.00		29.78

Fidelity VIP III Growth Opportunities Portfolio—Service Class	198,707	7.17 to 9.13	1,462	0.58	0.35 to 0.75		28.59 to 29.19

Fidelity VIP III Growth & Income Portfolio—Initial Class	1,055,112	9.10	9,600	1.13	0.00		23.81

Franklin Income Securities Fund—Class 2 (2)	6,209	11.26	70	0.00	0.35	(^)	12.60

Franklin Rising Dividends Securities Fund—Class 2 (2)	3,284	11.34	37	0.00	0.35	(^)	13.40

Franklin Zero Coupon 2010 Fund—Class 2 (4)	1,165	10.24	12	0.00	0.35	(^)	2.40

INVESCO VIF Financial Services Portfolio	18,331	11.18 to 11.63	207	0.72	0.00 to 0.35		29.08 to 29.55

INVESCO VIF Health Sciences Portfolio	34,790	10.35 to 10.48	360	0.00	0.35		27.31 to 27.34

INVESCO VIF Telecommunications Portfolio	8,071	8.27	67	0.00	0.35		33.82

Janus Aspen Series Mid Cap Growth Portfolio—Institutional Class	1,846,474	4.53 to 7.54	9,780	0.00	0.00 to 0.75		34.16 to 35.22

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Lowest to Highest

Janus Aspen Series Balanced Portfolio—Institutional Class	587,636	$10.22 to 10.24	$6,102	2.31%	0.35 to 0.75%	13.18 to 13.65%

Janus Aspen Series Capital Appreciation Portfolio— Service Class	69,977	10.59 to 10.68	742	0.26	0.35	19.80 to 19.87

Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	1,513,990	6.35 to 6.46	10,824	0.50	0.00 to 0.75	19.59 to 20.52

Janus Aspen Series Flexible Income Portfolio—Service Class	39,192	11.50 to 11.51	451	4.46	0.35	5.89

Janus Aspen Series Flexible Income Portfolio—Institutional Class	443,360	13.47	5,971	3.84	0.00	6.40

Janus Aspen Series International Growth—Service Class	95,973	10.71 to 10.74	1,030	1.05	0.35	34.04 to 34.08

Janus Aspen Series International Growth Portfolio— Institutional Class	233,748	7.88	1,841	1.25	0.00	34.93

Janus Aspen Series Mid Cap Value Portfolio—Service Class	221,896	10.02	2,223	0.13	0.00	41.33

Janus Aspen Series WorldWide Growth Portfolio— Institutional Class	2,439,132	5.63 to 6.96	16,866	1.11	0.00 to 0.75	23.19 to 24.06

Lord Abbett Bond-Debenture Portfolio—Class VC	44,844	12.11 to 12.63	566	5.97	0.35	17.57 to 17.60

Lord Abbett Growth & Income Portfolio—Class VC	216,248	10.45 to 11.11	2,391	1.03	0.35	30.55 to 30.63

Lord Abbett Mid-Cap Value Portfolio—Class VC	849,049	10.96 to 11.68	9,358	0.68	0.00 to 0.35	24.39 to 24.83

MFS Mid-Cap Growth Portfolio—Initial Class	70,482	8.82 to 8.88	626	0.00	0.35	36.41 to 36.53

MFS New Discovery Portfolio—Initial Class	68,220	9.93 to 10.66	701	0.00	0.00 to 0.35	33.11 to 33.58

MFS Total Return Portfolio—Initial Class	199,135	10.95 to 11.15	2,203	1.75	0.00 to 0.35	15.90 to 16.37

MFS Utilities Portfolio—Initial Class	23,364	11.80 to 12.40	279	1.59	0.00 to 0.35	35.48 to 35.82

UIF Equity Growth Portfolio—Class I	25,976	7.24	188	0.00	0.00	24.83

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

UIF Emerging Markets Equity Portfolio—Class I	24,414	$12.45 to 13.23	$322	0.00%	0.35%		49.10 to 49.15%

UIF Emerging Markets Debt Portfolio—Class I	17,443	13.19	230	0.00	0.00		27.93

UIF Core Plus Fixed Income Portfolio—Class I	451,827	13.69	6,187	0.06	0.00		4.58

UIF Global Value Equity Portfolio—Class I	24,703	10.20 to 10.90	270	0.00	0.00 to 0.35		28.54 to 28.95

UIF U.S. Real Estate Portfolio— Class I	197,879	12.57 to 13.65	2,558	0.00	0.00 to 0.35		37.05 to 37.53

UIF Value Portfolio—Class I	63,788	12.86	820	0.00	0.00		34.10

Oppenheimer Global Securities Portfolio—Service Class (5)	12,049	12.70	153	0.00	0.35	(^)	27.00

Oppenheimer Main Street Portfolio—Service Class (6)	5,971	11.43	68	0.00	0.35	(^)	14.30

PBHG Mid-Cap Portfolio	120,195	11.26 to 11.77	1,411	0.00	0.35		33.89 to 33.90

PBHG Select Value Portfolio	58,250	9.16 to 9.43	549	3.03	0.35		17.88 to 17.89

PIMCO Global Bond Portfolio—Administrative Class	110,224	12.48 to 13.70	1,480	2.05	0.35		13.97 to 13.98

PIMCO Real Return Portfolio—Administrative Class	768,764	12.09 to 12.59	9,378	2.46	0.00 to 0.35		8.53 to 8.92

PIMCO StocksPLUS Growth & Income Portfolio— Administrative Class	187,318	10.93 to 11.11	2,048	2.48	0.35		29.94 to 29.96

T. Rowe Price Equity Income Portfolio	3,659,651	13.20	48,301	1.75	0.00		25.48

T. Rowe Price International Stock Portfolio	438,989	9.58	4,206	1.53	0.00		30.52

T. Rowe Price Limited Term Bond Portfolio	120,716	13.10	1,582	3.76	0.00		4.22

T. Rowe Price New America Growth Portfolio	56,169	9.68	544	0.00	0.00		35.01

T. Rowe Price Personal Strategy Balanced Portfolio	109,239	13.37	1,460	2.26	0.00		24.84

T. Rowe Price Prime Reserve Portfolio	389,214	11.78	4,586	0.66	0.00		0.68

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Lowest to Highest

Van Eck Hard Assets Fund	6,303	$14.06	$89	0.94%	0.00%	45.10%

Van Eck WorldWide Bond Fund	8,246	14.24	117	1.70	0.00	18.17

Van Eck WorldWide Emerging Markets Fund	19,859	7.94	158	0.11	0.00	54.17

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the year ended December 31, 2003 or from the commencement of operations of the subaccount.
(^)	Annualized.
(1)	For the period January 1, 2003 through February 28, 2003 (termination of subaccount).
(2)	For the period July 7, 2003 (commencement of operations) through December 31, 2003.
(3)	For the period July 2, 2003 (commencement of operations) through December 31, 2003.
(4)	For the period August 12, 2003 (commencement of operations) through December 31, 2003.
(5)	For the period June 23, 2003 (commencement of operations) through December 31, 2003.
(6)	For the period June 27, 2003 (commencement of operations) through December 31, 2003.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	12,901	$52.80	$681	0.65%	0.60%	(23.13)%

Equity Income Subaccount	8,433	54.33	458	1.92	0.60	(15.65)

Intermediate Term Bond Subaccount	4,272	31.57	135	3.95	0.60	8.71

Long Term Bond Subaccount	1,535	42.42	65	4.56	0.60	13.36

Diversified Subaccount	20,949	40.68	852	2.08	0.60	(16.88)

Money Market Subaccount	2,188	21.54	47	1.49	0.60	0.89

MONYEquity Master Subaccounts

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	94,178	15.85	1,493	2.92	0.75	8.49

Long Term Bond Subaccount	144,221	18.67	2,693	4.24	0.75	13.22

Government Securities Subaccount	153,243	15.17	2,325	2.57	0.75	5.79

Money Market Subaccount	307,517	13.51	4,154	1.48	0.75	0.75

Enterprise Accumulation Trust

Equity Subaccount	1,891,577	13.34	25,234	0.00	0.75	(29.97)

Small Company Value Subaccount	1,208,111	23.35	28,203	0.36	0.75	(9.92)

Managed Subaccount	4,135,667	16.40	67,799	0.93	0.75	(21.76)

International Growth Subaccount	699,800	10.62	7,431	0.66	0.75	(20.09)

High Yield Bond Subaccount	327,973	15.23	4,997	8.67	0.75	0.73

Growth Subaccount	443,237	6.27	2,781	0.40	0.75	(23.91)

Growth and Income Subaccount	325,532	6.34	2,064	1.19	0.75	(26.54)

Capital Appreciation Subaccount	258,817	6.12	1,585	0.00	0.75	(17.52)

Balanced Subaccount	7,501	8.90	67	2.48	0.75	(11.53)

Equity Income Subaccount	36,583	7.65	280	1.48	0.75	(15.47)

Multi-Cap Growth Subaccount	14,595	5.82	85	0.00	0.75	(35.12)

Small Company Growth Subaccount	59,047	7.64	451	0.00	0.75	(24.58)

Mid-Cap Growth Subaccount	42,738	5.33	228	0.00	0.75	(31.58)

Worldwide Growth Subaccount	3,397	6.63	23	0.00	0.75	(25.25)

Emerging Countries Subaccount	26,947	7.73	208	0.21	0.75	(17.33)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the year ended December 31, 2002
MONYEquity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

Dreyfus

Dreyfus Stock Index Subaccount	405,627	$6.05	$2,452	1.32%	0.75%	(22.93)%

Dreyfus Socially Responsible Growth Subaccount	7,289	6.01	44	0.27	0.75	(29.46)

Fidelity Variable Insurance Products Funds

VIP II Contrafund Subaccount	259,734	7.38	1,916	0.68	0.75	(10.11)

VIP Growth Subaccount	371,491	4.80	1,785	0.14	0.75	(30.84)

VIP III Growth Opportunities Subaccount	16,051	7.10	114	0.09	0.75	(22.49)

Janus Aspen Series

Aggressive Growth Subaccount	23,481	5.62	132	0.00	0.75	(28.50)

Balanced Subaccount	42,762	9.03	386	3.12	0.75	(7.10)

Capital Appreciation Subaccount	512,348	5.31	2,720	0.57	0.75	(16.25)

Worldwide Growth Subaccount	597,638	4.57	2,732	0.92	0.75	(26.05)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	13,267	$68.69	$911	0.00%		0.60%		(19.81)%

Equity Income Subaccount	9,279	64.41	598	1.74		0.60		(11.52)

Intermediate Term Bond Subaccount	4,569	29.04	133	5.40		0.60		7.88

Long Term Bond Subaccount	1,495	37.42	56	5.21		0.60		5.68

Diversified Subaccount	21,555	48.94	1,055	1.13		0.60		(15.93)

Money Market Subaccount	2,507	21.35	54	3.78		0.60		3.19

MONYEquity Master Subaccounts

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	52,904	14.61	773	4.66		0.75		7.74

Long Term Bond Subaccount	129,500	16.49	2,136	4.67		0.75		5.50

Government Securities Subaccount	84,169	14.34	1,207	4.27		0.75		5.75

Money Market Subaccount	262,179	13.41	3,515	3.69		0.75		3.07

Enterprise Accumulation Trust

Equity Subaccount	1,924,485	19.05	36,654	0.00		0.75		(19.42)

Small Company Value Subaccount	1,233,590	25.92	31,971	0.25		0.75		4.43

Managed Subaccount	4,331,427	20.96	90,806	2.15		0.75		(11.86)

International Growth Subaccount	697,861	13.29	9,272	0.66		0.75		(28.36)

High Yield Bond Subaccount	301,483	15.12	4,558	8.85		0.75		5.07

Growth Subaccount	354,433	8.24	2,920	0.47		0.75		(13.17)

Growth and Income Subaccount	292,641	8.63	2,525	0.94		0.75		(12.56)

Capital Appreciation Subaccount	235,606	7.42	1,749	0.68		0.75		(19.78)

Balanced Subaccount (1)	3,988	10.06	40	1.75	(^)	0.75	(^)	(0.60)

Equity Income Subaccount (2)	10,033	9.05	91	2.13	(^)	0.75	(^)	(9.50)

Multi-Cap Growth Subaccount (3)	10,617	8.97	95	0.00	(^)	0.75	(^)	(10.30)

Small Company Growth Subaccount (4)	11,867	10.13	120	0.00	(^)	0.75	(^)	1.30

Mid-Cap Growth Subaccount (5)	24,674	7.79	192	0.00	(^)	0.75	(^)	(22.10)

Worldwide Growth Subaccount (6)	2,244	8.87	20	0.00	(^)	0.75	(^)	(11.30)

Emerging Countries Subaccount (7)	22,654	9.35	212	0.00	(^)	0.75	(^)	(6.50)

Dreyfus

Dreyfus Stock Index Subaccount	437,449	7.85	3,433	1.13		0.75		(12.87)

Dreyfus Socially Responsible Growth Subaccount (7)	4,617	8.52	39	0.14	(^)	0.75	(^)	(14.80)

Fidelity Variable Insurance Products Funds

VIP II Contrafund Subaccount	223,575	8.21	1,835	0.69		0.75		(13.03)

VIP Growth Subaccount	352,343	6.94	2,444	0.00		0.75		(18.35)

VIP III Growth Opportunities Subaccount (5)	1,294	9.16	12	0.00	(^)	0.75	(^)	(8.40)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONYEquity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Janus Aspen Series

Aggressive Growth Subaccount (8)	18,896	$7.86	$148	0.00	%(^)	0.75	%(^)	(21.40)%

Balanced Subaccount (9)	12,732	9.72	124	4.61	(^)	0.75	(^)	(2.80)

Capital Appreciation Subaccount	554,001	6.34	3,515	1.28		0.75		(22.40)

Worldwide Growth Subaccount	585,745	6.18	3,623	0.50		0.75		(23.13)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 7, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period June 6, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 2, 2001 (commencement of operations) through December 31, 2001.
(4)	For the period May 5, 2001 (commencement of operations) through December 31, 2001.
(5)	For the period June 12, 2001 (commencement of operations) through December 31, 2001.
(6)	For the period May 25, 2001 (commencement of operations) through December 31, 2001.
(7)	For the period June 8, 2001 (commencement of operations) through December 31, 2001.
(8)	For the period May 4, 2001 (commencement of operations) through December 31, 2001.
(9)	For the period May 15, 2001 (commencement of operations) through December 31, 2001.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	30,069	$12.78	$384	3.70%		0.35%		8.95%

Long Term Bond Subaccount	36,149	13.09	473	4.04		0.35		13.63

Government Securities Subaccount	27,158	12.41	337	2.95		0.35		6.25

Money Market Subaccount	102,684	11.56	1,187	1.49		0.35		1.14

Enterprise Accumulation Trust

Equity Subaccount	122,785	6.21	762	0.00		0.35		(29.67)

Small Company Value Subaccount	87,482	11.85	1,037	0.38		0.35		(9.61)

Managed Subaccount	167,850	7.67	1,288	0.97		0.35		(21.49)

International Growth Subaccount	40,098	6.57	263	0.69		0.35		(19.78)

High Yield Bond Subaccount	43,159	10.68	461	8.67		0.35		1.14

Growth Subaccount	377,484	7.64	2,883	0.41		0.35		(23.52)

Growth and Income Subaccount	153,750	7.72	1,187	1.17		0.35		(26.27)

Small Company Growth Subaccount	53,474	11.50	615	0.00		0.35		(24.24)

Equity Income Subaccount	82,263	8.47	697	1.20		0.35		(15.13)

Capital Appreciation Subaccount	65,144	8.93	582	0.00		0.35		(17.16)

Multi-Cap Growth Subaccount	103,758	4.76	493	0.00		0.35		(34.79)

Balanced Subaccount	22,902	8.68	199	2.10		0.35		(11.16)

Mid-Cap Growth Subaccount	4,410	6.24	28	0.00		0.35		(31.20)

World Wide Growth Subaccount (1)	77	7.59	0	0.00		0.35	(^)	(24.10)

Emerging Countries Subaccount (1)	436	8.27	4	0.30	(^)	0.35	(^)	(17.30)

Total Return Subaccount (2)	3,873	10.57	41	3.31	(^)	0.35	(^)	5.70

Dreyfus

Dreyfus Stock Index Subaccount	125,137	6.55	820	1.42		0.35		(22.67)

Dreyfus Socially Responsible Growth Subaccount	7,887	5.15	41	0.28		0.35		(29.26)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	60,954	5.63	343	0.14		0.35		(30.41)

VIP II Contrafund Subaccount	40,733	7.77	316	0.69		0.35		(9.76)

VIP III Growth Opportunities Subaccount	10,220	5.66	58	0.85		0.35		(22.15)

Janus Aspen Series

Aggressive Growth Subaccount	93,463	3.40	318	0.00		0.35		(28.27)

Balanced Subaccount	52,935	9.01	477	2.62		0.35		(6.73)

Capital Appreciation Subaccount	56,385	6.68	376	0.61		0.35		(15.87)

Worldwide Growth Subaccount	88,956	5.57	495	0.95		0.35		(25.73)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund

MidCap Growth Subaccount (3)	892	$7.91	$7	0.00%		0.35	%(^)	(20.90)%

Lord Abbett Series Fund

Growth and Income Subaccount (3)	3,229	8.51	27	1.43	(^)	0.35	(^)	(14.90)

Mid-Cap Value Subaccount (4)	5,072	8.61	44	1.42	(^)	0.35	(^)	(13.90)

PIMCO Variable Insurance Trust

Global Bond Subaccount (5)	1,421	10.95	16	2.65	(^)	0.35	(^)	9.50

Real Return Bond Subaccount (3)	14,071	11.08	156	3.91	(^)	0.35	(^)	10.80

Universal Institutional Funds, Inc.

U.S. Real Estate Subaccount (5)	1,656	9.06	15	8.73	(^)	0.35	(^)	(9.40)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period January 7, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period June 28, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period June 3, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period May 2, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period June 24, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	23,432	$11.73	$275	4.28%		0.35%		8.11%

Long Term Bond Subaccount	27,875	11.52	321	4.45		0.35		5.98

Government Securities Subaccount	19,126	11.68	223	3.46		0.35		6.18

Money Market Subaccount	92,971	11.43	1,063	3.61		0.35		3.44

Enterprise Accumulation Trust

Equity Subaccount	85,310	8.83	753	0.00		0.35		(19.07)

Small Company Value Subaccount	71,640	13.11	939	0.27		0.35		4.88

Managed Subaccount	133,735	9.77	1,307	2.30		0.35		(11.50)

International Growth Subaccount	31,108	8.19	255	0.33		0.35		(28.03)

High Yield Bond Subaccount	33,604	10.56	355	8.85		0.35		5.60

Growth Subaccount	293,534	9.99	2,932	0.49		0.35		(12.83)

Growth and Income Subaccount	132,155	10.47	1,383	0.91		0.35		(12.16)

Small Company Growth Subaccount	46,743	15.18	710	1.69		0.35		(4.17)

Equity Income Subaccount	74,868	9.98	747	1.07		0.35		(11.05)

Capital Appreciation Subaccount	41,343	10.78	446	0.68		0.35		(19.43)

Multi-Cap Growth Subaccount	73,588	7.30	537	0.00		0.35		(17.23)

Balanced Subaccount	15,884	9.77	155	1.59		0.35		(4.22)

Mid-Cap Growth Subaccount (1)	4,146	9.07	38	0.00	(^)	0.35	(^)	(9.30)

Dreyfus

Dreyfus Stock Index Subaccount	96,211	8.47	815	1.28		0.35		(12.50)

Dreyfus Socially Responsible Growth Subaccount	5,786	7.28	42	0.08		0.35		(22.80)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	55,001	8.09	445	0.00		0.35		(18.03)

VIP II Contrafund Subaccount	38,388	8.61	330	0.36		0.35		(12.68)

VIP III Growth Opportunities Subaccount	8,809	7.27	64	0.17		0.35		(14.77)

Janus Aspen Series

Aggressive Growth Subaccount	68,394	4.74	324	0.00		0.35		(39.69)

Balanced Subaccount	39,425	9.66	381	3.27		0.35		(5.01)

Capital Appreciation Subaccount	44,723	7.94	355	1.41		0.35		(22.00)

Worldwide Growth Subaccount	78,108	7.50	586	0.65		0.35		(22.76)

*

This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period July 20, 2001 (commencement of operations) through December 31, 2001.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	147,956	$12.69	$1,878	3.68%		0.35%		8.93%

Long Term Bond Subaccount	272,785	12.73	3,472	4.20		0.35		13.66

Government Securities Subaccount	241,339	12.37	2,984	2.72		0.35		6.27

Money Market Subaccount	650,363	11.58	7,531	1.49		0.35		1.14

Enterprise Accumulation Trust

Equity Subaccount	1,107,623	6.27	6,945	0.00		0.35		(29.63)

Small Company Value Subaccount	828,456	12.55	10,397	0.39		0.35		(9.58)

Managed Subaccount	1,095,521	7.78	8,520	0.96		0.35		(21.41)

International Growth Subaccount	366,129	6.99	2,560	0.68		0.35		(19.75)

High Yield Bond Subaccount	255,620	10.74	2,744	8.66		0.35		1.23

Growth Subaccount	2,441,538	7.85	19,169	0.40		0.35		(23.56)

Growth and Income Subaccount	929,986	7.84	7,294	1.22		0.35		(26.25)

Small Company Growth Subaccount	416,895	11.82	4,926	0.00		0.35		(24.23)

Equity Income Subaccount	255,927	8.65	2,214	1.27		0.35		(15.03)

Capital Appreciation Subaccount	433,997	9.69	4,207	0.00		0.35		(17.18)

Multi-Cap Growth Subaccount	993,482	5.06	5,026	0.00		0.35		(34.88)

Balanced Subaccount	86,239	8.69	749	2.16		0.35		(11.15)

Emerging Countries Subaccount	16,326	7.88	129	0.21		0.35		(16.97)

Worldwide Growth Subaccount	15,617	6.68	104	0.00		0.35		(24.94)

Mid-Cap Growth Subaccount	64,830	5.22	338	0.00		0.35		(31.23)

Total Return Subaccount (1)	20,184	10.59	214	3.39	(^)	0.35	(^)	5.90

Dreyfus

Dreyfus Stock Index Subaccount	970,710	6.59	6,396	1.40		0.35		(22.65)

Dreyfus Socially Responsible Growth Subaccount	138,847	5.35	742	0.24		0.35		(29.14)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	599,095	5.77	3,456	0.13		0.35		(30.40)

VIP II Contrafund Subaccount	499,846	8.35	4,175	0.64		0.35		(9.73)

VIP III Growth Opportunities Subaccount	155,326	5.55	861	0.86		0.35		(22.16)

Janus Aspen Series

Aggressive Growth Subaccount	1,147,470	4.11	4,710	0.00		0.35		(28.15)

Balanced Subaccount	412,432	9.17	3,784	2.64		0.35		(6.81)

Capital Appreciation Subaccount	483,765	7.05	3,409	0.59		0.35		(15.97)

Worldwide Growth Subaccount	774,371	6.32	4,897	0.99		0.35		(25.82)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American

MidCap Growth Subaccount (2)	13,796	$7.66	$106	0.00	%(^)	0.35	%(^)	(23.40)%

Lord Abbett Series Fund

Growth and Income Subaccount (2)	19,938	8.46	169	1.98	(^)	0.35	(^)	(15.40)

Mid Cap Value Subaccount (3)	32,852	8.61	283	1.77	(^)	0.35	(^)	(13.90)

Universal Institutional Funds, Inc.

U.S. Real Estate Subaccount (2)	22,105	9.14	202	9.10	(^)	0.35	(^)	(8.60)

PIMCO Variable Insurance Trust

Global Bond Subaccount (2)	35,103	11.55	405	2.69	(^)	0.35	(^)	15.50

Real Return Subaccount (1)	51,459	11.25	579	3.99	(^)	0.35	(^)	12.50

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 8, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period May 6, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period May 2, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Equity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	119,810	$11.65	$1,396	4.26%		0.35%		8.17%

Long Term Bond Subaccount	209,209	11.20	2,343	3.73		0.35		5.96

Government Securities Subaccount	146,574	11.64	1,707	3.44		0.35		6.20

Money Market Subaccount	649,426	11.45	7,435	3.41		0.35		3.43

Enterprise Accumulation Trust

Equity Subaccount	887,133	8.91	7,909	0.00		0.35		(19.15)

Small Company Value Subaccount	641,682	13.88	8,905	0.27		0.35		4.91

Managed Subaccount	941,722	9.90	9,327	2.25		0.35		(11.53)

International Growth Subaccount	309,095	8.71	2,693	0.73		0.35		(28.08)

High Yield Bond Subaccount	206,143	10.61	2,188	8.84		0.35		5.47

Growth Subaccount	2,036,137	10.27	20,907	0.48		0.35		(12.89)

Growth and Income Subaccount	758,620	10.63	8,064	0.93		0.35		(12.15)

Small Company Growth Subaccount	338,648	15.60	5,285	0.00		0.35		(4.18)

Equity Income Subaccount	208,347	10.18	2,122	1.15		0.35		(11.09)

Capital Appreciation Subaccount	371,317	11.70	4,345	0.67		0.35		(19.42)

Multi-Cap Growth Subaccount	818,793	7.77	6,361	0.00		0.35		(17.25)

Balanced Subaccount	59,101	9.78	578	1.85		0.35		(4.21)

Emerging Countries Subaccount (2)	14,433	9.49	137	0.00	(^)	0.35	(^)	(5.10)

Worldwide Growth Subaccount (1)	8,149	8.90	73	0.00	(^)	0.35	(^)	(11.00)

Mid-Cap Growth Subaccount (3)	31,935	7.59	242	0.00	(^)	0.35	(^)	(24.10)

Dreyfus

Dreyfus Stock Index Subaccount	726,355	8.52	6,187	1.23		0.35		(12.44)

Dreyfus Socially Responsible Growth Subaccount	110,913	7.55	837	0.08		0.35		(22.88)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	447,940	8.29	3,715	0.00		0.35		(18.08)

VIP II Contrafund Subaccount	389,954	9.25	3,609	0.51		0.35		(12.74)

VIP III Growth Opportunities Subaccount	132,217	7.13	942	0.19		0.35		(14.71)

Janus Aspen Series

Aggressive Growth Subaccount	850,465	5.72	4,862	0.00		0.35		(39.66)

Balanced Subaccount	308,589	9.84	3,037	3.22		0.35		(5.02)

Capital Appreciation Subaccount	414,025	8.39	3,472	1.38		0.35		(21.95)

Worldwide Growth Subaccount	573,563	8.52	4,886	0.58		0.35		(22.76)

*

This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 3, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period May 24, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 21, 2001 (commencement of operations) through December 31, 2001.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the year ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Total Return**

Corporate Sponsored Variable Universal Life Subaccounts

MONY Series Fund, Inc.

Money Market Subaccount	2,777,986	$12.55	$34,865	1.51%		1.46%

Intermediate Term Bond Subaccount	605,565	13.69	8,291	3.68		9.35

Long Term Bond Subaccount	331,338	14.24	4,720	7.14		14.01

Government Securities Subaccount	298,278	13.29	3,965	2.76		6.58

Enterprise Accumulation Trust

Equity Subaccount	211,781	7.48	1,584	0.00		(29.37)

Small Company Value Subaccount	139,108	15.00	2,086	0.41		(9.26)

Managed Subaccount	18,587	8.74	162	1.09		(21.19)

International Growth Subaccount	22,157	7.14	158	0.83		(19.41)

High Yield Bond Subaccount	146,427	11.88	1,735	8.65		1.54

Small Company Growth Subaccount	200,919	8.04	1,616	0.00		(24.08)

Growth Subaccount	909,094	6.37	5,793	0.74		(23.25)

Total Return Subaccount (1)	1,259,424	10.52	13,244	2.79	(^)	5.20

Dreyfus Variable Investment Fund

Appreciation Subaccount	222,947	11.06	2,466	0.96		(16.72)

Small Company Stock Subaccount	149,793	8.67	1,299	0.28		(19.72)

Dreyfus

Dreyfus Stock Index Subaccount	3,479,330	9.97	34,688	1.34		(22.35)

Dreyfus Socially Responsible Growth Subaccount	5,880	5.87	35	0.06		(28.93)

Dreyfus Small Cap Stock Index (3)	386,651	8.26	3,192	0.39	(^)	(17.40)

Van Eck Worldwide Insurance Trust

Hard Assets Subaccount	16,454	9.69	159	0.41		(2.81)

Worldwide Bond Subaccount	8,281	12.05	100	0.00		21.72

Worldwide Emerging Markets Subaccount	13,490	5.15	69	0.21		(2.83)

Dreyfus Variable Investment Fund

International Value Subaccount (2)	714,957	7.98	5,702	2.18	(^)	(20.20)

T. Rowe Price

Equity Income Bond Subaccount	3,174,874	10.52	33,389	2.39		(13.13)

Prime Reserve Subaccount	193,185	11.70	2,261	1.37		1.47

International Stock Subaccount	259,035	7.34	1,901	1.18		(18.26)

Limited Term Bond Subaccount	78,307	12.57	984	4.51		5.45

New America Growth Subaccount	61,408	7.17	440	0.00		(28.30)

Personal Strategy Balanced Subaccount	101,724	10.71	1,090	2.40		(7.83)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Total Return**

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	955,720	$6.00	$5,737	0.10%		(30.15)%

VIP II Contrafund Subaccount	659,215	7.88	5,194	0.85		(9.32)

VIP III Growth Opportunities Subaccount	23,212	5.54	129	1.17		(21.86)

VIP II Asset Manager Subaccount	489,855	8.56	4,194	4.16		(8.74)

VIP III Growth and Income Subaccount	954,152	7.35	7,014	1.40		(16.67)

The Universal Institutional Funds, Inc.

Equity Growth Subaccount	28,046	5.80	163	0.10		(27.86)

Core Plus Fixed Income Subaccount	450,614	13.09	5,896	3.89		7.38

Value Subaccount	27,092	9.59	260	1.10		(22.16)

Emerging Markets Debt Subaccount (4)	14,020	10.31	145	21.52	(^)	3.10

Global Value Equity Subaccount (5)	1,650	7.91	13	9.09	(^)	(20.90)

Real Estate Subaccount (6)	81,262	9.14	743	11.14	(^)	(8.60)

Janus Aspen Series

Aggressive Growth Subaccount	424,887	3.35	1,425	0.00		(27.96)

Flexible Income Subaccount	858,596	12.66	10,868	4.79		10.47

International Growth Subaccount	205,780	5.84	1,202	0.91		(25.61)

Worldwide Growth Subaccount	1,033,150	5.61	5,801	0.89		(25.60)

Capital Appreciation Subaccount	249,646	5.36	1,339	0.58		(15.72)

Strategic Value Subaccount	183,715	7.09	1,303	0.00		(23.43)

Alger American

Balanced Growth Subaccount (6)	21,775	9.38	204	0.00	(^)	(6.20)

Mid Cap Growth Subaccount (5)	18,916	7.93	150	0.00	(^)	(20.70)

Lord Abbett Series

Mid-Cap Value Subaccount (2)	367,490	8.78	3,228	1.43	(^)	(12.20)

MFS Variable Insurance Trust

New Discovery Series Subaccount (6)	5,912	7.98	47	0.00	(^)	(20.20)

Total Return Series Subaccount (8)	7,749	9.41	73	0.00	(^)	(5.90)

Utilities Series Subaccount (9)	67	9.13	1	0.00	(^)	(8.70)

Invesco Variable Investment

Financial Services Subaccount (7)	238	8.63	2	7.54	(^)	(13.70)

PIMCO Variable Insurance Trust

Real Return Subaccount (1)	129,337	11.10	1,436	4.06	(^)	11.00

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the year ended December 31, 2001:

	At December 31, 2001			For the year ended December 31, 2001
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Total Return**

Corporate Sponsored Variable Universal Life Subaccounts

MONY Series Fund, Inc.

Money Market Subaccount	2,596,777	$12.37	$32,110	3.48%	3.86%

Intermediate Term Bond Subaccount	329,727	12.52	4,129	7.16	8.49

Long Term Bond Subaccount	2,621,046	12.49	32,732	5.01	6.30

Government Securities Subaccount	252,208	12.47	3,146	4.61	6.58

Enterprise Accumulation Trust

Equity Subaccount	341,080	10.59	3,613	0.00	(18.85)

Small Company Value Subaccount	73,925	16.53	1,222	0.24	5.35

Managed Subaccount	16,988	11.09	188	1.64	(11.21)

International Growth Subaccount	15,232	8.86	135	0.62	(27.79)

High Yield Bond Subaccount	2,336,577	11.70	27,344	8.87	5.88

Small Company Growth Subaccount	55,453	10.59	587	1.75	(3.82)

Growth Subaccount	29,036	8.30	241	0.27	(12.63)

Dreyfus Variable Investment Fund

Appreciation Subaccount	162,699	13.28	2,161	0.80	(9.66)

Small Company Stock Subaccount	84,950	10.80	917	0.08	(1.55)

Dreyfus

Dreyfus Stock Index Subaccount	3,736,835	12.84	47,986	1.15	(12.18)

Dreyfus Socially Responsible Growth Subaccount	29,198	8.26	241	0.08	(22.59)

Van Eck Worldwide Insurance Trust

Hard Assets Subaccount	3,747	9.97	37	0.89	(10.34)

Worldwide Bond Subaccount	7,936	9.90	79	4.51	(5.17)

Worldwide Emerging Markets Subaccount	20,273	5.30	107	0.00	(1.85)

T. Rowe Price

Equity Income Subaccount	367,716	12.11	4,451	1.65	1.51

Prime Reserve Subaccount	26,335	11.53	304	3.86	3.97

International Stock Subaccount	183,999	8.98	1,653	1.78	(22.25)

Limited Term Subaccount	2,760	11.92	33	5.38	8.46

New America Growth Subaccount	76,446	10.00	764	0.00	(11.82)

Personal Strategy Balanced Subaccount	138,027	11.62	1,604	3.13	(2.35)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2001			For the year ended December 31, 2001
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Total Return**

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	152,490	$8.59	$1,310	0.06%	(17.64)%

VIP II Contrafund Subaccount	540,827	8.69	4,701	0.62	(12.31)

VIP III Growth Opportunities Subaccount	27,752	7.09	197	0.27	(14.37)

VIP II Asset Manager Subaccount	549,214	9.38	5,152	2.41	(4.09)

VIP III Growth and Income Subaccount	1,108,899	8.82	9,776	1.36	(8.70)

The Universal Institutional Funds, Inc.

Equity Growth Subaccount	52,593	8.04	423	0.13	(15.10)

Fixed Income Subaccount	397,278	12.19	4,844	4.53	9.33

Value Subaccount	13,722	12.32	169	1.63	2.07

Janus Aspen Series

Aggressive Growth Subaccount	373,628	4.65	1,739	0.00	(39.53)

Flexible Income Subaccount	559,685	11.46	6,413	5.58	7.81

International Growth Subaccount	164,542	7.85	1,291	0.67	(23.19)

Worldwide Growth Subaccount	1,087,638	7.54	8,197	0.73	(22.43)

Capital Appreciation Subaccount	199,382	6.36	1,268	1.38	(21.68)

Strategic Value Subaccount	369	9.26	3	0.23	(7.86)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	Represents the total return for the period indicated, including changes in the value of the underlying fund. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation.
(^)	Annualized
(1)	For the period July 26, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period July 15, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period August 16, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period August 8, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period September 13, 2002 (commencement of operations) through December 31, 2002.
(6)	For the period August 5, 2002 (commencement of operations) through December 31, 2002.
(7)	For the period November 26, 2002 (commencement of operations) through December 31, 2002.
(8)	For the period September 3, 2002 (commencement of operations) through December 31, 2002.
(9)	For the period October 8, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002				For the period ended December 31, 2002
MONY Survivorship Variable Universal Life	Units	Unit Values		Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund

Balanced Subaccount (1)	1,271	$9.06		$12	0.98	%(^)	0.35	%(^)	(9.40)%

Mid Cap Growth Subaccount (2)	697	7.37		5	0.00		0.35	(^)	(26.30)

Enterprise Accumulation Trust

Equity Income Subaccount (3)	787	8.38		7	2.02	(^)	0.35	(^)	(16.20)

Growth and Income Subaccount (4)	5,383	7.58		41	1.63	(^)	0.35	(^)	(24.20)

Growth Subaccount (3)	10,335	7.86		81	0.47	(^)	0.35	(^)	(21.40)

Managed Subaccount (5)	6,231	8.10		50	1.54	(^)	0.35	(^)	(19.00)

Multi-Cap Growth Subaccount (2)	0	7.02	+	0	0.00	(^)	0.35	(^)	(29.80)

Small Company Growth Subaccount (3)	1,909	7.96		15	0.00	(^)	0.35	(^)	(20.40)

Small Company Value Subaccount (3)	9,750	9.10		89	0.38	(^)	0.35	(^)	(9.00)

Total Return Subaccount (2)	1,688	10.60		18	3.52	(^)	0.35	(^)	6.00

INVESCO Variable Investment Funds

Financial Services Subaccount (6)	859	9.01		8	1.49	(^)	0.35	(^)	(9.90)

Health Sciences Subaccount (2)	8	8.23		0	0.00	(^)	0.35	(^)	(17.70)

Janus Aspen Series

Capital Appreciation Subaccount (7)	4,248	8.91		38	0.38	(^)	0.35	(^)	(10.90)

Flexible Income Subaccount (8)	1,313	10.86		14	5.45	(^)	0.35	(^)	8.60

International Growth Subaccount (3)	5,936	7.99		47	1.07	(^)	0.35	(^)	(20.10)

Lord Abbett Series Funds

Bond Debenture Subaccount (8)	625	10.30		6	4.10	(^)	0.35	(^)	3.00

Growth and Income Subaccount (4)	5,939	8.00		48	1.65	(^)	0.35	(^)	(20.00)

Mid Cap Value Subaccount (2)	810	8.42		7	1.48	(^)	0.35	(^)	(15.80)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (1)	1,556	6.46		10	0.00		0.35	(^)	(35.40)

New Discovery Subaccount (1)	549	7.44		4	0.00		0.35	(^)	(25.60)

Total Return Subaccount (1)	1,311	9.40		12	0.84	(^)	0.35	(^)	(6.00)

Utilities Subaccount (2)	690	8.35		6	0.64	(^)	0.35	(^)	(16.50)

MONY Series Fund, Inc.

Government Securities Subaccount (4)	4,985	10.55		53	0.15	(^)	0.35	(^)	5.50

Long Term Bond Subaccount (9)	3,276	11.38		37	0.00		0.35	(^)	13.80

Money Market Subaccount (10)	4,930	10.09		50	1.48	(^)	0.35	(^)	0.90

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Survivorship Variable Universal Life	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (11)	395	$8.35	$3	0.00%		0.35	%(^)	(16.50)%

U.S. Real Estate Subaccount (8)	1,128	9.28	10	9.65	(^)	0.35	(^)	(7.20)

PBHG Insurance

Mid-Cap Value Subaccount (12)	3,496	8.41	29	0.00		0.35	(^)	(15.90)

Select Value Subaccount (1)	718	7.77	6	1.75	(^)	0.35	(^)	(22.30)

PIMCO Variable Insurance Trust

Global Bond Subaccount (1)	1,773	12.02	21	2.69	(^)	0.35	(^)	20.20

Real Return Subaccount (1)	5,550	11.54	64	4.10	(^)	0.35	(^)	15.40

Stocks Plus Growth and Income Subaccount (7)	2,831	8.55	24	3.75	(^)	0.35	(^)	(14.50)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period February 26, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period April 12, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period February 25, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period March 1, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period April 3, 2002 (commencement of operations) through December 31, 2002.
(6)	For the period June 25, 2002 (commencement of operations) through December 31, 2002.
(7)	For the period May 10, 2002 (commencement of operations) through December 31, 2002.
(8)	For the period May 16, 2002 (commencement of operations) through December 31, 2002.
(9)	For the period April 4, 2002 (commencement of operations) through December 31, 2002.
(10)	For the period March 7, 2002 (commencement of operations) through December 31, 2002.
(11)	For the period June 7, 2002 (commencement of operations) through December 31, 2002.
(12)	For the period May 6, 2002 (commencement of operations) through December 31, 2002.
+	Net asset value immediately prior to redemption.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Universal Life	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund

Balanced Subaccount (1)	32,154	$9.11	$293	1.70	%(^)	0.35	%(^)	(8.90)%

Mid Cap Subaccount (1)	25,451	7.83	199	0.00	(^)	0.35	(^)	(21.70)

Enterprise Accumulation Trust

Equity Income Subaccount (1)	19,719	8.80	173	1.99	(^)	0.35	(^)	(12.00)

Growth and Income Subaccount (2)	70,132	8.02	562	2.02	(^)	0.35	(^)	(19.80)

Growth Subaccount (2)	144,475	8.04	1,161	0.67	(^)	0.35	(^)	(19.60)

Global Socially Responsive Subaccount (3)	5,635	8.78	49	1.11	(^)	0.35	(^)	(12.20)

Managed Subaccount (2)	51,947	8.42	438	1.67	(^)	0.35	(^)	(15.80)

Multi-Cap Growth Subaccount (4)	17,257	7.04	122	0.00	(^)	0.35	(^)	(29.60)

Small Company Growth Subaccount (2)	74,685	8.00	598	0.00	(^)	0.35	(^)	(20.00)

Small Company Value Subaccount (2)	138,327	9.46	1,309	0.61	(^)	0.35	(^)	(5.40)

Total Return Subaccount (1)	46,324	10.66	494	3.49	(^)	0.35	(^)	6.60

INVESCO Variable Investment Funds

Financial Services Subaccount (4)	7,222	8.73	63	1.49	(^)	0.35	(^)	(12.70)

Health Sciences Subaccount (4)	14,402	8.13	117	0.00	(^)	0.35	(^)	(18.70)

Telecommunications Subaccount (1)	4,150	6.18	26	0.00	(^)	0.35	(^)	(38.20)

Janus Aspen Series

Capital Appreciation Subaccount (2)	40,324	8.84	357	0.40	(^)	0.35	(^)	(11.60)

Flexible Income Subaccount (4)	17,236	10.87	187	5.06	(^)	0.35	(^)	8.70

International Growth Subaccount (1)	35,612	8.01	285	1.05	(^)	0.35	(^)	(19.90)

Lord Abbet Series Funds

Bond Debenture Subaccount (1)	17,564	10.74	189	4.25	(^)	0.35	(^)	7.40

Growth and Income Subaccount (1)	46,301	8.51	394	1.40	(^)	0.35	(^)	(14.90)

Mid-Cap Value Subaccount (4)	44,015	9.39	414	1.43	(^)	0.35	(^)	(6.10)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (4)	32,344	6.51	210	0.00	(^)	0.35	(^)	(34.90)

New Discovery Subaccount (1)	20,466	7.46	153	0.00	(^)	0.35	(^)	(25.40)

Total Return Subaccount (4)	61,114	9.62	588	0.49	(^)	0.35	(^)	(3.80)

Utilities Subaccount (1)	4,366	8.71	38	1.37	(^)	0.35	(^)	(12.90)

MONY Series Fund, Inc.

Government Securities Subaccount (1)	81,889	10.55	864	0.33	(^)	0.35	(^)	5.50

Long Term Bond Subaccount (1)	39,385	11.24	443	0.20	(^)	0.35	(^)	12.40

Money Market Subaccount (1)	137,399	10.10	1,388	1.44	(^)	0.35	(^)	1.00

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the year ended December 31, 2002
MONY Variable Universal Life	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (1)	11,791	$8.87	$105	0.00	%(^)	0.35	%(^)	(11.30)%

Global Value Equity Subaccount (5)	9,235	8.48	78	3.03	(^)	0.35	(^)	(15.20)

U.S. Real Estate Subaccount (1)	24,599	9.96	245	8.24	(^)	0.35	(^)	(0.40)

PBHG Insurance

Mid Cap Value Subaccount (1)	63,899	8.79	562	0.00	(^)	0.35	(^)	(12.10)

Select Value Subaccount (4)	29,564	8.00	236	1.81	(^)	0.35	(^)	(20.00)

PIMCO Variable Insurance Trust

Global Bond Subaccount (4)	23,589	11.97	283	2.66	(^)	0.35	(^)	19.70

Real Return Subaccount (4)	70,548	11.60	819	4.33	(^)	0.35	(^)	16.00

StocksPlus Growth and Income Subaccount (4)	87,575	8.41	737	3.97	(^)	0.35	(^)	(15.90)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period February 7, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period February 6, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period February 21, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period February 8, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period February 20, 2002 (commencement of operations) through December 31, 2002.

MONY America

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

Current Annual Charge+
Mortality & Expense Risk Charge	0% to 0.75%
Basic charges are assessed through reduction of unit values

Sales Charge	0%-9.0%
It is a percentage of premium paid

Tax Charge

It is a percentage of premium paid

State and local	0%-4.0%

Federal	1.25%-1.50%

Cost of Insurance Charge

Cost of Insurance rate times the net amount of risk at the beginning of the policy month. This charge is assessed through the redemption of units	Varies by gender, age, policy duration and underwriting class.

Administrative Charge—Monthly	$ 5-$31.50
Charge based on specific amount of the policy and is assessed through the redemption of units

Per $1000 (“Face”) Specified Amount Charge

This charge is deducted during the specified years and is charged per $1000 of the Specified Amount. This charge is assessed through the redemption of unit value	Varies with insured’s age, gender, smoking status and Specified Amount

Transfer Charge	$0-$25
A charge imposed on Contract holders who make transfers in excess of the number specified in the contract and assessed through the redemption of units

Optional Rider Charges

These are charges for optional riders elected and are determined in accordance with the specific terms of the relevant rider

Partial Surrender Charge	$10-$25
To obtain a part of cash value of your policy without having to surrender the policy in full and is assessed through the redemption of units

Medical Underwriting Charge

This charge is a deduction from the account value and is a flat monthly fee for applicable policies for the first three policy years. (Applicable only to Corporate Sponsored Variable Universal Life)	$5.00

Guaranteed Issue Charge

This charge is a deduction from the account value and is a flat monthly fee for the first three policy years on policies that were issued on a guaranteed issue basis. (Applicable only to Corporate Sponsored Variable Universal Life)	$3.00

Surrender charge

The charge is assessed as a redemption of fund units and is imposed upon full surrender of the Policy. It is based on a factor per $1000 of Initial Specified Amount (or on an increase in specified amount). The factors per $1000 vary by issue age, gender and risk class

Sales Fund Charge

It is a percentage of premium paid	0%-75%

+	Higher charges may be permitted by the contract.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of

MONY Life Insurance Company of America

In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, statements of changes in shareholder’s equity and statements of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the “Company”) at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the financial statements, the Company changed its method of accounting for embedded derivatives arising from the modified coinsurance arrangements and for long-lived assets in 2003 and 2002, respectively.

PRICEWATERHOUSECOOPERS LLP

New York, New York

February 4, 2004, except for matters described as subsequent events in Note 14, to which the date is March 9, 2004.

MONY LIFE INSURANCE COMPANY OF AMERICA

BALANCE SHEETS

December 31, 2003 and 2002

	2003	2002
	($ in millions)
ASSETS
Investments:

Fixed maturity securities available-for-sale, at fair value (Note 6)	$1,734.0	$1,537.4

Mortgage loans on real estate (Note 8)	419.6	357.9

Policy loans	86.1	79.8

Real estate to be disposed of	—	0.1

Real estate held for investment	2.2	2.3

Other invested assets	16.7	11.4

	2,258.6	1,988.9

Cash and cash equivalents	180.4	33.2

Accrued investment income	29.5	27.9

Amounts due from reinsurers	59.6	54.0

Deferred policy acquisition costs (Note 9)	758.1	617.4

Current federal income taxes	27.7	47.6

Other assets	12.2	4.3

Separate account assets	3,504.0	2,911.3

Total assets	$6,830.1	$5,684.6

LIABILITIES AND SHAREHOLDER’S EQUITY

Future policy benefits	$186.6	$179.6

Policyholders’ account balances	1,962.4	1,612.0

Other policyholders’ liabilities	86.3	89.2

Accounts payable and other liabilities	108.2	67.8

Note payable to affiliate	39.6	42.2

Deferred federal income taxes (Note 10)	177.4	142.6

Separate account liabilities	3,504.0	2,911.3

Total liabilities	6,064.5	5,044.7
Commitments and contingencies (Note 14)

Common stock $1.00 par value; 5.0 million shares authorized, 2.5 million shares issued and outstanding	2.5	2.5

Capital in excess of par	599.7	499.7

Retained earnings	139.2	113.0

Accumulated other comprehensive income	24.2	24.7

Total shareholder’s equity	765.6	639.9

Total liabilities and shareholder’s equity	$6,830.1	$5,684.6

See accompanying notes to financial statements.

MONY LIFE INSURANCE COMPANY OF AMERICA

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

Years Ended December 31, 2003, 2002, and 2001

	2003	2002	2001
	($ in millions)
Revenues:

Universal life and investment-type product policy fees	$166.2	$153.8	$159.7

Premiums	125.7	89.5	56.3

Net investment income (Note 5)	118.5	107.5	91.2

Net realized gains/(losses) on investments (Note 5)	17.3	(10.2)	5.3

Other income	27.0	16.8	17.9

	454.7	357.4	330.4

Benefits and Expenses:

Benefits to policyholders	156.8	127.8	97.9

Interest credited to policyholders’ account balances	91.5	75.8	65.9

Amortization of deferred policy acquisition costs	55.2	81.8	62.1

Other operating costs and expenses	120.0	97.1	101.3

	423.5	382.5	327.2

Income/(loss) from continuing operations before income taxes	31.2	(25.1)	3.2

Income tax expense/(benefit)	4.9	(8.8)	1.4

Income/(loss) from continuing operations	26.3	(16.3)	1.8

Discontinued operations: loss from real estate to be disposed of, net of income tax benefit of $0.0 million and $0.4 million for the years ended December 31, 2003 and 2002, respectively	(0.1)	(0.8)	—

Net income/(loss)	26.2	(17.1)	1.8

Other comprehensive (loss)/income, net (Note 5)	(0.5)	20.0	5.7

Comprehensive income	$25.7	$2.9	$7.5

See accompanying notes to financial statements.

MONY LIFE INSURANCE COMPANY OF AMERICA

STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

Years Ended December 31, 2003, 2002 and 2001

	Common Stock	Capital In Excess of Par	Retained Earnings	Accumulated Other Comprehensive Income/(Loss)	Total Shareholder’s Equity
	($ in millions)

Balance, December 31, 2000	$2.5	$249.7	$128.3	$(1.0)	$379.5

Capital contributions		100.0			100.0
Comprehensive income:

Net income			1.8		1.8
Other comprehensive income:

Unrealized gains on investments, net of unrealized losses, reclassification adjustments, and taxes (Note 5)				5.7	5.7

Comprehensive income					7.5

Balance, December 31, 2001	2.5	349.7	130.1	4.7	487.0

Capital contributions		150.0			150.0
Comprehensive income:

Net loss			(17.1)		(17.1)
Other comprehensive income:

Unrealized gains on investments, net of unrealized losses, reclassification adjustments, and taxes (Note 5)				20.0	20.0

Comprehensive income					2.9

Balance, December 31, 2002	2.5	499.7	113.0	24.7	639.9

Capital contributions		100.0			100.0
Comprehensive income:

Net income			26.2		26.2
Other comprehensive income:

Unrealized losses on investments, net of unrealized gains, reclassification adjustments, and taxes (Note 5)				(0.5)	(0.5)

Comprehensive income					25.7

Balance, December 31, 2003	$2.5	$599.7	$139.2	$24.2	$765.6

See accompanying notes to financial statements.

MONY LIFE INSURANCE COMPANY OF AMERICA

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2003, 2002 and 2001

	2003	2002	2001
	($ in millions)
Cash flows from operating activities (Note 3):
Net income/(loss)	$26.2	$(17.1)	$1.8
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Interest credited to policyholders’ account balances	84.5	72.5	64.7
Universal life and investment-type product policy fee income	(67.6)	(66.9)	(74.6)
Capitalization of deferred policy acquisition costs	(193.7)	(172.6)	(157.8)
Amortization of deferred policy acquisition costs	55.2	81.8	62.1
Provision for depreciation and amortization	0.7	(2.0)	5.0
Provision for deferred federal income taxes	35.0	46.8	33.6
Net realized (gains)/losses on investments	(17.3)	10.2	(5.3)
Non-cash distributions from investments	(0.6)	(0.5)	—
Change in other assets, accounts payable and other liabilities	25.2	(40.6)	39.2
Change in future policy benefits	7.0	22.8	22.1
Change in other policyholders’ liabilities	(2.8)	12.0	8.3
Change in current federal income taxes payable	19.9	(19.7)	(13.1)
Loss on discontinued real estate operations	0.1	1.2	—

Net cash used in operating activities	(28.2)	(72.1)	(14.0)

Cash flows from investing activities:
Sales, maturity securities or repayments of:
Fixed maturity securities	358.7	258.3	280.9
Mortgage loans on real estate	80.1	48.6	60.3
Other invested assets	0.3	2.6	0.1
Acquisitions of investments:
Fixed maturity securities	(548.5)	(505.6)	(371.5)
Mortgage loans on real estate	(139.1)	(276.2)	(76.7)
Other invested assets	(0.6)	(1.3)	(7.1)
Policy loans, net	(6.3)	(8.2)	(2.2)

Net cash used in investing activities	$(255.4)	$(481.8)	$(116.2)

Cash flows from financing activities:
Proceeds of demand note payable to affiliate	$—	$121.0	$—
Repayment of demand note payable to affiliate	—	(121.0)	—
Repayment of note payable to affiliate	(2.6)	(2.4)	(2.3)
Receipts from annuity and universal life policies credited to policyholders’ account balances	872.2	876.8	824.6
Return of policyholders’ account balances on annuity policies and universal life policies	(538.8)	(539.9)	(700.3)
Capital contributions	100.0	150.0	6.0

Net cash provided by financing activities	430.8	484.5	128.0

Net increase/(decrease) in cash and cash equivalents	147.2	(69.4)	(2.2)
Cash and cash equivalents, beginning of year	33.2	102.6	104.8

Cash and cash equivalents, end of year	$180.4	$33.2	$102.6

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income taxes	$(27.4)	$(36.9)	$(19.1)
Interest	$2.8	$4.1	$3.1
Schedule of non-cash financing activities:
Capital contribution of bonds from MONY Life	$—	$—	$94.1

See accompanying notes to financial statements.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS

1. Organization and Description of Business:

MONY Life Insurance Company of America (the “Company” or “MLOA”), an Arizona stock life insurance company, is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY Life”), formerly The Mutual Life Insurance Company of New York, which converted from a mutual life insurance company to a stock life insurance company on November 16, 1998. MONY Life is a wholly-owned subsidiary of MONY Holdings, LLC (“MONY Holdings”), a downstream holding company formed by The MONY Group Inc. (the “MONY Group”) on February 27, 2002. On April 30, 2002, MONY Group transferred all of its ownership interest in MONY Life to MONY Holdings.

The Company’s primary business is to provide life insurance, annuities, and corporate-owned and bank-owned life insurance (“COLI and BOLI”) to business owners, growing families, and pre-retirees. The Company distributes its products and services through Retail and Wholesale distribution channels. The Company’s Retail distribution channels are comprised of (i) the career agency sales force operated by MONY Life and (ii) Trusted Securities Advisors Corporation (“Trusted Advisors”), now a division of MONY Securities Corporation (a wholly-owned subsidiary of MONY Life). The Company’s Wholesale channel is comprised of: (i) MONY Partners, a division of MONY Life, and (ii) MONY Life’s corporate marketing team which markets COLI and BOLI products. These products are sold in 49 states (not including New York), the District of Columbia and Puerto Rico.

2. Merger:

On September 17, 2003, MONY Group entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”), and AIMA Acquisition Co. (“AIMA”), which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly-owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group’s shareholders will receive $31.00 for each share of MONY Group’s common stock. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004. See Note 14 for further information regarding the pending merger transaction.

3. Summary of Significant Accounting Policies:

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company’s financial statements include those used in determining: (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, (iii) valuation allowances for mortgage loans and impairment writedowns for other invested assets, (iv) costs associated with contingencies, and (v) litigation and restructuring charges. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

Valuation of Investments and Realized Gains and Losses

The Company’s fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. The Company’s equity securities are comprised of investments in venture capital limited partnerships. The Company’s investments in venture capital limited partnerships are accounted for in accordance with the equity method of accounting or at estimated fair value (with changes in fair value recorded in other comprehensive income) depending upon the Company’s percentage ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company’s ownership interest in the partnership exceeds 3 percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company’s ownership interest is 20 percent or greater. In the unlikely event that the Company’s ownership interest in a partnership exceeded 50 percent the partnership would be consolidated. In all other circumstances, the Company accounts for its investments in venture capital limited partnerships at estimated fair value. Because the underlying partnerships are required under GAAP to mark their investment portfolios to market and report changes in such market value through their earnings, the Company’s earnings will reflect its pro rata share of such mark to market adjustment if it accounts for the partnership investment under the equity method. With respect to partnerships accounted for at fair value, there will be no impact on the Company’s earnings until: (i) the underlying investments held by the partnership are distributed to the Company, or (ii) the underlying investments held by the partnership are sold by the partnership and the proceeds distributed to the Company, or (iii) an impairment of the Company’s investment in the partnership is determined to exist. Unrealized gains and losses on fixed maturity securities and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of all fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan’s original effective interest rate, or the loan’s observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans’ interest rate.

Real estate held for investment, as well as related improvements, is generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset, which may range from 5 to 40 years. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Impairment losses on real estate held for investment are reported as realized gains or losses on investments.

Real estate investments meeting the following criteria are classified as “real estate to be disposed of” in the Company’s balance sheet and the results therefrom are reported as “Discontinued Operations” in the Company’s

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

statement of income and comprehensive income as a result of the Company’s adoption in 2002 of the Financial Accounting Standard Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”):

•	Management, having the authority to approve the action, commits the organization to a plan to sell the property.

•	The property is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets.

•	An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

•	The sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale, within one year.

•	The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

•	Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

Real estate to be disposed of is carried at the lower of its carrying value at the time of classification as “to be disposed of” or fair value less estimated selling costs.

Policy loans are carried at their unpaid principal balances.

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

Recognition of Insurance Revenue and Related Benefits

Premiums from universal life and investment-type contracts are reported as deposits to policyholders’ account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders’ account balances for policy administration charges, cost of insurance and surrender charges, and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders’ account balance.

Premiums from non-participating term life and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Deferred Policy Acquisition Costs (“DPAC”)

The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

For universal life products and investment-type products, DPAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked-in discount rate. For non-participating term policies, DPAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized. The discount rate for all products is 8%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The Company conducts programs from time to time that allow annuity contract holders to exchange older annuity contracts for new annuity products sold at no cost. The Company has determined that the old and new products are substantially similar and, as such, the Company retains previously recorded DPAC related to the exchanged contract.

DPAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DPAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DPAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

Policyholders’ Account Balances and Future Policy Benefits

Policyholders’ account balances for universal life and investment-type contracts represent an annuity of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.5%, 5.6% and 5.9% for the years ended December 31, 2003, 2002 and 2001, respectively. The weighted average interest crediting rate for investment-type products was approximately 4.7%, 4.9% and 5.0% for each of the years ended December 31, 2003, 2002 and 2001, respectively.

GAAP reserves for non-participating term life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to expected investment yields, mortality, terminations, and expenses applicable at the time the insurance contracts are made, including a provision for the risk of adverse deviation.

Stock-Based Compensation

SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS 123”), issued in October 1995, prescribes accounting and reporting standards for employee stock-based compensation plans, as well as transactions in which an entity issues equity instruments to acquire goods or services from non-employees. However, for employee stock based compensation plans, SFAS 123 permits companies, at their election, to continue to apply the accounting prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), which was issued and effective since 1972. SFAS 123 provides no similar election with respect to transactions in which an entity issues equity instruments to acquire goods or services from non-employees. For companies electing to apply the accounting prescribed by APB 25 to their employee stock-based compensation plans, SFAS 123 requires that pro forma disclosure be made of net income and earnings per share as if the fair value accounting prescribed by SFAS 123 had been adopted.

Although the Company has no employees, under a service agreement with MONY Life the Company is charged for services, including personnel services and employee benefits, provided by MONY Life employees on the Company’s behalf. MONY Life elected to apply the accounting prescribed by APB 25 to option grants to employees and, accordingly, make the aforementioned pro forma disclosures. Based on the definition of an “employee” prescribed in the Internal Revenue Code, MONY Life’s career financial professionals do not qualify as employees. The following table reflects the effect on net income of the Company as if the accounting prescribed by SFAS 123 had been applied by MONY Life to the options granted to employees and outstanding as at December 31, 2003, 2002 and 2001:

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

	For the years ended December 31
	2003	2002	2001
	($ in millions)

Net income/(loss), as reported	$26.2	$(17.1)	$1.8

Less: Total stock-based employee compensation determined under the fair value method of accounting, net of tax	(2.8)	(2.6)	(2.2)

Pro forma net income/(loss)	$23.4	$(19.8)	$(0.4)

Federal Income Taxes

The Company files a consolidated federal income tax return with its parent, MONY Life, and with MONY Life’s other life and non-life subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. The allocation of federal income taxes will be based upon separate return calculations with current credit for losses and other federal income tax credits provided to the life insurance members of the affiliated group. Intercompany balances are settled annually in the fourth quarter of the year in which the return is filed.

Reinsurance

The Company has reinsured certain of its life insurance and annuity business with life contingencies under various agreements with other insurance companies. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

In determining whether a reinsurance contract qualifies for reinsurance accounting, SFAS No. 113 “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts” requires that there be a “reasonable possibility” that the reinsurer may realize a “significant loss” from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a “reasonable possibility” as having a probability of at least 10.0%. In assessing whether the projected results of the reinsured business constitute a “significant loss”, the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the “aggregate projected loss”), to an estimate of the reinsurer’s investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

The reinsurer’s investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer’s credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

Separate Accounts

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets and liabilities are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contract holders and, accordingly, are not reflected in the Company’s statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company’s revenues.

Statements of Cash Flows — Non-cash Transactions

The Company received $94.1 million in bonds and $5.9 million in cash during 2001 as a capital contribution from MONY Life.

New Accounting Pronouncements Adopted as of December 31, 2003

On January 1, 2001 the Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”). SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses are reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. The Company’s use of derivative instruments is not significant and accordingly, adoption of the standard did not have a material effect on the Company’s results of operations or financial position.

On January 1, 2001 the Company adopted SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125 (“SFAS 140”). SFAS 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities, and the extinguishment of liabilities. Adoption of the new requirements did not have a material effect on the Company’s results of operations or financial position.

On July 1, 2001, the Company adopted SFAS No. 141, Business Combinations (“SFAS 141”). SFAS 141 addresses the financial accounting and reporting for all business combinations. This statement requires that all business combinations be accounted for under the purchase method of accounting, abolishes the use of the pooling-of-interest method, requires separate recognition of intangible assets that can be identified and named, and expands required disclosures. All of the Company’s past business combinations have been accounted for under the purchase accounting method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. The adoption of SFAS 141 did not have a material effect on the Company’s results of operations or financial position.

On January 1, 2002 the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”). SFAS 142 provides that goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. This Statement provides specific guidance for testing the impairment of goodwill and intangible assets. The adoption of SFAS 142 did not have a material effect on the Company’s results of operations or financial position.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

On January 1, 2002 the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”). This statement establishes a single accounting model for the impairment or disposal of long-lived assets, including assets to be held and used, assets to be disposed of by other than sale, and assets to be disposed of by sale. SFAS 144 retains many of the same provisions as SFAS 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of” (“SFAS 121”). In addition to retaining the SFAS 121 requirements, SFAS 144 requires companies to present the results of operations of components of the entity that are held for sale as discontinued operations in the statement of income and comprehensive income. The Company had real estate that meets the definition of a component of the entity. Substantially all of the Company’s real estate to be disposed of resulted from disposal activities initiated prior to the effective date of SFAS 144. The carrying value of real estate to be disposed of at December 31, 2003 and 2002 was $0.0 million and $0.1 million, respectively. The Company’s pretax loss from real estate to be disposed of for the years ended December 31, 2003 and 2002, which is reported in the Company’s statement of income and comprehensive income as a discontinued operation, was $0.1 million and $1.2 million, respectively.

In December 2002, the FASB issued SFAS No. 148 Accounting for Stock-Based Compensation—Transition and Disclosure and amendment of FASB Statement No. 123 (“SFAS 148”). This Statement amends SFAS No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of that Statement to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation. Finally, SFAS 148 amends APB Opinion No. 28, Interim Financial Reporting, to require disclosure about those effects in interim financial information. The disclosure provisions for SFAS 148 were effective for interim periods beginning after December 15, 2002. The transition provisions of SFAS 148 were effective for financial statements for fiscal years ending after December 31, 2002. As of December 31, 2003, the Company has not adopted the fair value based method of accounting for stock based compensation.

In April 2003, the FASB issued SFAS 133 Implementation Issue B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“DIG B36”). DIG B36 addresses the need to separately account for an embedded derivative within a reinsurer’s receivable and ceding company’s payable arising from modified coinsurance or similar arrangements. Paragraph 12(a) of SFAS 133 indicates that an embedded derivative must be separated from the host contract (“bifurcated”) if the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract. DIG B36 concludes that bifurcation is necessary in a modified coinsurance arrangement because the yield on the receivable and payable is based on a specified proportion of the ceding company’s return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company. The effective date of implementation was the first day of the first fiscal quarter beginning after September 15, 2003, with earlier application as of the beginning of a fiscal quarter permitted. The adoption of DIG B36 on October 1, 2003 resulted in the recognition of a realized gain of $7.1 million and a corresponding SWAP asset of $7.1 million. For the year ended December 31, 2003 a realized gain of $6.5 million is recorded in the Company’s statement of income and comprehensive income under the caption “net realized gains/(losses) on investments” and a corresponding SWAP asset of $5.5 million is recorded in the Company’s balance sheet for 2003 under the caption “other invested assets”.

In May 2003, the FASB issued SFAS No. 150 Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity (“SFAS 150”). SFAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or “mezzanine” equity, by now

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. SFAS 150 affects an entity’s classification of the following free-standing instruments: (i) mandatory redeemable instruments, (ii) financial instruments to repurchase an entity’s own equity instruments, and (iii) financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (a) a fixed monetary amount known at inception or (b) something other than changes in its own equity instruments. SFAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in SFAS 150 was generally effective for all financial instruments entered into or modified after May 31, 2003, and was otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company’s results of operations and financial position.

In October 2003, the FASB finalized the proposed FASB Staff Position 46-e Effective Date of Interpretation 46 (“FIN 46”), for Certain Interests Held by a Public Entity (“Staff Position 46-e”). Staff Position 46-e defers the latest date by which all public entities must apply SFAS Interpretation No. 46 Consolidation of Variable Interest Entities (“Interpretation 46”), to the first reporting period ending after December 15, 2003. Interpretation 46 represents an interpretation of Accounting Research Bulletin No. 51 (“ARB 51”), “Consolidated Financial Statements”. ARB 51 requires that a company’s consolidated financial statements include subsidiaries in which the Company has a majority voting interest. However, the voting interest approach is not effective in identifying controlling financial interests in entities (referred to as “variable interest entities”) that are not controllable through voting interests or in which the equity investors do not bear the residual economic risks. Interpretation 46 provides guidance on identifying variable interest entities and on assessing whether a Company’s investment in a variable interest entity requires consolidation thereof. Interpretation 46 was initially effective in January 2003 for investments made in variable interest entities after January 31, 2003 and it was effective in the first fiscal year or interim period beginning after June 15, 2003 for investments in variable interest entities made prior to February 1, 2003. The deferral applied to all variable interest entities and potential variable interest entities, both financial and non-financial in nature. Variable interest entities that were previously consolidated in issued financial statements under Interpretation 46 will not be unconsolidated. The adoption of Interpretation 46 did not have a material impact on the Company’s results of operations and financial position.

In December 2003, the FASB issued SFAS No. 132 (revised 2003) Employers’ Disclosures about Pensions and Other Postretirement Benefits (“SFAS 132 – 2003”). SFAS 132-2003 improves the financial statement disclosures for defined benefit plans contained in SFAS No. 132 Employers’ Disclosures about Pensions and Other Postretirement Benefits (“SFAS 132”), which it replaces, and requires additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The additional disclosures will include information describing the types of plan assets, investment strategy, measurement date(s), plan obligations, cash flows, and components of net periodic benefit cost recognized during interim periods. SFAS 132-2003 does not change the measurement or recognition of pension plans and other postretirement benefit plans required by SFAS 87 Employers’ Accounting for Pensions, SFAS 88 Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits and SFAS 106 Employers’ Accounting for Postretirement Benefits Other Than Pensions. The disclosure provisions for SFAS 132-2003, effective for financial statements with fiscal years ending after December 15, 2003, did not impact the Company’s financial statement disclosures.

New Accounting Pronouncements Not Yet Adopted as of December 31, 2003

In July 2003 the American Institute of Certified Public Accountants issued Statement of Position 03-1 Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

for Separate Accounts (“SOP 03-1”). SOP 03-1 provides guidance relating to (i) separate account presentation, (ii) accounting for an insurance enterprise’s interest in separate accounts, (iii) gains and losses on the transfer of assets from the general account, (iv) liability valuation, (v) return based on a contractually referenced pool of assets or index, (vi) determining the significance of mortality and morbidity risk and classification of contracts that contain death or other insurance benefit features, (vii) accounting for contracts that contain death or other insurance benefit features, (viii) accounting for reinsurance and other similar contracts, (ix) accounting for annuitization benefits, (x) sales inducements to contract holders, and (xi) disclosures in the financial statements of an insurance enterprise regarding (a) separate account assets and liabilities, (b) the insurance enterprise’s accounting policy for sales inducements, and (c) the nature of the liabilities and methods and assumptions used in estimating any contract benefits recognized in excess of the account balance. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003, with earlier adoption encouraged. The adoption of SOP 03-1 will result in an additional liability for Guaranteed Minimum Death Benefits of approximately $0.6 million at January 1, 2004. This increase in reserves will be partially offset by a decrease in DPAC amortization due to lower profit margins as a result of the increased reserves. The adoption of SOP 03-1 is not expected to have any other material impact on the Company’s results of operations and financial position.

In December 2003, the FASB issued SFAS Interpretation No. 46-Revised Consolidation of Variable Interest Entities (“Interpretation 46R”), which incorporates a number of modifications and changes to Interpretation 46 (see – New Accounting Pronouncements Adopted as of December 31, 2003, above). Interpretation 46R clarifies some of the requirements of Interpretation 46, eases some of its implementation problems, and adds new scope exceptions and applicability judgments. Interpretation 46R is effective for reporting periods ending after December 15, 2003 for investments in variable interest entities considered to be special-purpose entities. The implementation of Interpretation 46R for all other investments in variable interest entities is required for reporting periods ending after March 15, 2004, with early adoption permitted. The adoption of FIN 46R is not expected to have a material impact on the Company’s results of operations and financial position.

4. Related Party Transactions:

MONY Life has a guarantee outstanding to one state that the statutory surplus of the Company will be maintained at amounts at least equal to the minimum surplus for admission to that state.

The Company has a service agreement with MONY Life whereby MONY Life provides personnel services, employee benefits, facilities, supplies and equipment to the Company to conduct its business. The associated costs related to the service agreement are allocated to the Company based on methods that management believes are reasonable, including a review of the nature of such costs and time studies analyzing the amount of employee compensation costs incurred by the Company. For the years ended December 31, 2003, 2002 and 2001, the Company incurred expenses of $73.8 million, $61.8 million and $67.9 million, as a result of such allocations. At December 31, 2003 and 2002 the Company had a payable to MONY Life in connection with this service agreement of $13.1 million and $17.2 million, respectively, which is reflected in “Accounts Payable and Other Liabilities” on the Company’s balance sheet.

The Company has an investment advisory agreement with MONY Life whereby MONY Life provides investment advisory services with respect to the investment and management of the Company’s investment portfolio. The amount of expenses incurred by the Company related to this agreement was $1.0 million, $0.7 million and $0.8 million for each of the years ended December 31, 2003, 2002 and 2001, respectively. In addition, the Company had a payable to MONY Life related to this agreement of approximately $0.1 million and $0.1 million at December 31, 2003 and 2002, respectively, which is included in “Accounts Payable and Other Liabilities” on the Company’s balance sheet.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

In addition to the agreements discussed above, the Company has various other service and investment advisory agreements with MONY Life and affiliates of the Company. The amount of expenses incurred by the Company related to these agreements was $4.5 million, $3.2 million and $3.6 million for the years ended December 31, 2003, 2002, and 2001, respectively. In addition, the Company recorded an intercompany payable of $0.4 million and $0.4 million at December 31, 2003 and 2002, respectively, related to these agreements, which is included in “Accounts Payable and Other Liabilities” on the Company’s balance sheet.

In 1997, the Company entered into a 17-year lease with the New York City Industrial Development Agency (“NY IDA”). NY IDA issued bonds to the Company, for the benefit of MONY Life’s consolidation of site locations to New York City. Debt service under the bonds is funded by lease payments by MONY Life to the bond trustee for the benefit of the bondholder. At December 31,2003, the carrying value of IDA bonds outstanding was $1.2 million. Lease payments for NY IDA were $0.1 million, $0.2 million and $0.2 million for the years ended, December 31, 2003, 2002 and 2001.

The Company entered into a modified coinsurance agreement with U.S. Financial Life Insurance Company (“USFL”), an affiliate, effective January 1, 1999, whereby the Company agreed to reinsure 90.0% of all level term life insurance policies written by USFL after January 1, 1999. Effective January 1, 2000, this agreement was amended to reinsure 90.0% of all term life and universal life insurance policies written by USFL after January 1, 2000. A second amendment, effective April 1, 2001, added a new series of term life insurance policies issued by USFL and a DPAC tax provision. Under the agreement, the Company will share in all premiums and benefits for such policies based on the 90% quota share percentage, after consideration of existing reinsurance agreements previously in force on this business. In addition, the Company will reimburse USFL for its quota share of expense allowances, as defined in the agreement. At December 31, 2003 and 2002, the Company recorded a payable of $17.2 million and $15.2 million, respectively, to USFL in connection with this agreement which is included in “Accounts Payable and Other Liabilities” on the Company’s balance sheet.

The Company recorded capital contributions from MONY Life of $100.0 million, $150.0 million and $100.0 million for the years ended December 31, 2003, 2002 and 2001, respectively.

On March 5, 1999, the Company borrowed $50.5 million from MONY Benefits Management Corp. (“MBMC”), an affiliate, in exchange for a note payable in the same amount. The note bears interest at 6.75% per annum and matures on March 5, 2014. Principal and interest are payable quarterly to MBMC. The carrying value of the note as of December 31, 2003 is $39.6 million.

On May 29, 2002, the Company borrowed $121.0 million from the MONY Group in exchange for a demand note payable in the same amount. The note bore interest at a floating rate equal to Federal Funds Rate +0.15% per annum and had an original maturity date of May 28, 2003. The Company repaid the entire principal outstanding on the demand note plus interest of $1.2 million during the fourth quarter of 2002.

On August 30, 2002, the Company purchased eleven commercial mortgage loans from MONY Life. The purchase price for the mortgages was determined based on fair market value aggregating $148.6 million, which consisted of $146.8 million in principal and $1.8 million in premium. These mortgage loans are included in “Mortgage Loans on Real Estate” on the Company’s balance sheet.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

5. Investment Income, Realized and Unrealized Investment Gains/(Losses), and Other Comprehensive Income:

Net investment income for the years ended December 31, 2003, 2002 and 2001 was derived from the following sources:

	2003	2002	2001
	($ in millions)
Fixed maturity securities	$94.1	$87.3	$76.0
Mortgage loans on real estate	29.6	14.8	8.9
Policy loans	5.5	6.3	4.3
Other investments (including cash & cash equivalents)	0.9	3.0	6.5

Total investment income	130.1	111.4	95.7
Investment expenses	11.6	3.9	4.5

Net investment income	$118.5	$107.5	$91.2

Net realized gains/(losses) on investments for the years ended December 31, 2003, 2002 and 2001 are summarized as follows:

	2003	2002	2001
	($ in millions)
Fixed maturity securities	$8.1	$(7.4)	$4.7
Mortgage loans on real estate	3.5	(2.2)	0.8
Other invested assets	5.7	(0.6)	(0.2)

Net realized gains/(losses) on investments	$17.3	$(10.2)	$5.3

The net change in unrealized investment gains/(losses) represents the only component of other comprehensive income for the years ended December 31, 2003, 2002 and 2001. Following is a summary of the change in unrealized investment gains/(losses) net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 3), which are reflected in Accumulated Other Comprehensive Income for the periods presented:

	2003	2002	2001
	($ in millions)
Change in unrealized gains/(losses) on investments, net
Fixed maturity securities	$(2.9)	$68.9	$23.5

Subtotal	(2.9)	68.9	23.5
Effect on unrealized gains/(losses) on investments attributable to:
DPAC	2.2	(38.1)	(14.7)
Deferred federal income taxes	0.2	(10.8)	(3.1)

Change in unrealized gains/(losses) on investments, net	$(0.5)	$20.0	$5.7

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

	2003	2002	2001
	($ in millions)
Reclassification Adjustments

Unrealized gains/(losses) on investments	$(4.0)	$23.2	$4.5

Reclassification adjustment for gains included in net income	3.5	(3.2)	1.2

Unrealized gains/(losses) on investments, net of reclassification adjustments	$(0.5)	$20.0	$5.7

Unrealized gains/(losses) on investments reported in the above table for the years ended December 31, 2003, 2002, and 2001, are net of income tax (benefit)/expense of $(2.5) million, $12.5 million and $3.8 million, respectively, and $4.5 million, $(40.6) million and $(17.4) million, respectively, relating to the effect of such unrealized gains/(losses) on DPAC.

Reclassification adjustments reported in the above table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense/(benefit) of $2.3 million, $(1.7) million, and $(0.7) million, respectively, and $(2.3) million, $2.5 million, and $2.8 million, respectively, relating to the effect of such amounts on DPAC.

6. Investments:

Fixed Maturity Securities Available-for-Sale

The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2003 and December 31, 2002 are as follows:

	Amortized Cost		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
	2003	2002	2003	2002	2003	2002	2003	2002
	($ in millions)
U.S. Treasury securities and obligations of U.S. Government agencies	$291.7	$187.6	$7.5	$14.7	$2.1	$0.0	$297.1	$202.3
Collateralized mortgage obligations:
Government agency-backed	7.7	16.6	0.4	1.0	—	—	8.1	17.6
Non-agency backed	0.4	14.5	—	0.8	—	—	0.4	15.3
Other asset-backed securities:
Government agency-backed	—	—	—	—	—	—	—	—
Non-agency backed	55.3	138.0	4.6	5.5	—	1.2	59.9	142.3
Public utilities	100.1	83.6	5.3	6.2	0.5	0.6	104.9	89.2
Foreign Government	—	—	—	—	—	—	—	—
Corporate	1,177.7	982.7	70.0	66.7	2.4	6.1	1,245.3	1,043.3
Affiliates	1.2	1.3	—	0.2	—	—	1.2	1.5

Total Bonds	1,634.1	1,424.3	87.8	95.1	5.0	7.9	1,716.9	1,511.5
Redeemable Preferred Stock	15.0	25.0	2.1	0.9	—	—	17.1	25.9

Total	$1,649.1	$1,449.3	$89.9	$96.0	$5.0	$7.9	$1,734.0	$1,537.4

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The carrying value of the Company’s fixed maturity securities at December 31, 2003 and 2002 is net of cumulative impairment adjustments in value deemed to be “other than temporary” of $11.3 million and $13.1 million, respectively.

At December 31, 2003 and 2002, there were no fixed maturity securities which were non-income producing for the twelve months preceding such dates.

The Company classifies fixed maturity securities which: (i) are in default as to principal or interest payments, (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition, or (iv) are deemed to have an “other than temporary impairment” in value, as “problem fixed maturity securities.” At December 31, 2003 and 2002, the carrying value of problem fixed maturity securities held by the Company was $41.5 million and $71.2 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities of companies that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2003 and 2002, the Company held no problem fixed maturity securities or fixed maturity securities that had been restructured.

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 2003 are as follows:

	2003
	Amortized Cost	Estimated Fair Value
	($ in millions)

Due in one year or less	$—	$—

Due after one year through five years	438.9	467.8

Due after five years through ten years	718.8	763.5

Due after ten years	297.8	304.6

Subtotal	1,455.5	1,535.9

Mortgage-backed and other asset-backed securities	193.6	198.1

Total	$1,649.1	$1,734.0

Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturity securities may differ from contractual maturity securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from the sale of fixed maturity securities during 2003, 2002 and 2001 were $145.3 million, $82.8 million, and $84.5 million, respectively. Gains of $10.7 million, $4.8 million, and $4.1 million, and losses of $0.0 million, $1.0 million, and $0.0 million, were realized on these sales in 2003, 2002, and 2001, respectively.

7. Other Than Temporary Impairments:

The following table presents certain information by type of investment with respect to the Company’s gross unrealized losses on fixed maturity and equity securities at December 31, 2003, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Less Than 12 Months		Greater Than 12 Months		Total
	Total Market Value	Gross Unrealized Losses	Total Market Value	Gross Unrealized Losses	Total Market Value	Gross Unrealized Losses
	($ in millions)

U.S. Treasury securities and obligations of U.S. Government Agencies	$135.8	$(2.1)	$—	$—	$135.8	$(2.1)
Collateralized mortgage obligations

Government agency backed	0.5	—	—	—	0.5	—

Non government agency backed	—	—	—	—	—	—
Other asset-backed securities

Government agency backed	—	—	—	—	—	—

Non government agency backed	—	—	—	—	—	—

Foreign governments	—	—	—	—	—	—

Utilities	20.2	(0.5)	—	—	20.2	(0.5)

Corporate bonds	123.2	(2.3)	8.9	(0.1)	132.1	(2.4)

Total bonds	279.7	(4.9)	8.9	(0.1)	288.6	(5.0)

Common stocks	—	—	—	—	—	—

Total temporarily impaired securities	$279.7	$(4.9)	$8.9	$(0.1)	$288.6	$(5.0)

At December 31, 2003 there was one fixed maturity security position that had been in an unrealized loss position for more than 12 months. The aggregate gross pre-tax unrealized loss relating to this position was $0.1 million as of such date. This position, which is investment grade, was not considered “other than temporarily impaired” principally because management is of the opinion that the unrealized loss position was primarily attributable to temporary market conditions affecting the related industry sectors, as well as the fact that management’s analysis of the issuer’s financial strength supported the conclusion that the security was not “other than temporarily impaired

8. Mortgage Loans On Real Estate:

Mortgage loans on real estate at December 31, 2003 and 2002 consist of the following:

	2003	2002
	($ in millions)

Commercial mortgage loans	$320.3	$275.4

Agricultural mortgage loans	103.7	86.2

Total loans	424.0	361.6

Less: valuation allowances	(4.4)	(3.7)

Mortgage loans, net of valuation allowances	$419.6	$357.9

An analysis of the valuation allowances on mortgage loans on real estate for 2003, 2002 and 2001 is as follows:

	2003	2002	2001
	($ in millions)
Balance, beginning of year	$3.7	$1.4	$1.4
Increase in allowance	0.7	2.3	0.2
Reduction due to paydowns, payoffs, and sales	—	—	—
Transfers to real estate	—	—	(0.2)

Balance, end of year	$4.4	$3.7	$1.4

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

At December 31, 2003 and 2002 the Company had no impaired mortgage loans with valuation allowances.

Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, “Accounting by Creditors for Impairment of a Loan”.

During 2003, 2002 and 2001, the Company recognized $0.2 million, $0.3 million, and $0.5 million, respectively, of interest income on impaired loans.

At December 31, 2003 and 2002, there were no mortgage loans which were non-income producing for the twelve months preceding such dates.

9. Deferred Policy Acquisition Costs:

Policy acquisition costs deferred and amortized in 2003, 2002 and 2001 are as follows:

	2003	2002	2001
	($ in millions)
Balance, beginning of year	$617.4	$564.6	$483.5
Costs deferred during the year	193.7	172.6	157.8
Amortized to expense during the year	(55.2)	(81.8)	(62.1)
Effect on DPAC from unrealized gains/(losses) (see Note 3)	2.2	(38.0)	(14.6)

Balance, end of year	$758.1	$617.4	$564.6

10. Federal Income Taxes:

The Company files a consolidated federal income tax return with MONY Life and MONY Life’s other subsidiaries. Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the income tax expense/(benefit) is presented below:

	2003	2002	2001
	($ in millions)
Income tax expense/(benefit):
Current	$(30.1)	$(56.0)	$(32.2)
Deferred	35.0	47.2	33.6

Income tax/(benefit) expense from continuing operations	4.9	(8.8)	1.4

Discontinued operations	—	(0.4)	—

Total	$4.9	$(9.2)	$1.4

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

Federal income taxes reported in the statements of income may be different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35.0%. The sources of the difference and the tax effects of each are as follows:

	2003	2002	2001
	($ in millions)
Tax at statutory rate	$10.9	$(8.7)	$1.4
Dividends received deduction	(3.2)	(1.0)	—
Tax settlements/accrual adjustments	(2.8)	—	—
Other	—	0.9	—

Federal income tax expense/(benefit) from continuing operations	4.9	(8.8)	1.4
Federal income tax benefit from discontinued operations	—	(0.4)	—

Provision for income tax expense/(benefit)	$4.9	$(9.2)	$1.4

The Company’s federal income tax returns for years through 1993 have been examined by the Internal Revenue Service (“IRS”). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes that may become due pending the outcome of IRS examinations.

The components of deferred tax liabilities and assets at December 31, 2003 and 2002 are as follows:

	2003	2002
	($ in millions)
Deferred policy acquisition costs	$222.7	$178.0
Fixed maturity securities	23.2	36.8
Other, net	(4.6)	10.6

Total deferred tax liabilities	241.3	225.4

Reserves	13.7	80.7
Accrued expenses	49.7	(0.1)
Real estate and mortgages	0.5	2.2

Total deferred tax assets	63.9	82.8

Net deferred tax liability	$177.4	$142.6

The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

11. Estimated Fair Value of Financial Instruments:

The estimated fair values of the Company’s financial instruments approximate their carrying amounts except for mortgage loans and investment-type contracts. The methods and assumptions utilized in estimating the fair values of the Company’s financial instruments are summarized as follows:

Fixed Maturity Securities

The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

Mortgage Loans on Real Estate

The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral. At December 31, 2003 and 2002 the fair value of mortgage loans was $445.7 million and $394.8 million, respectively.

Policy Loans

Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

Note Payable to Affiliate

The fair value of the note payable to affiliate is determined based on contractual cash flows discounted at markets rates.

Separate Account Assets and Liabilities

The estimated fair value of assets held in Separate Accounts is based on quoted market prices.

Investment-Type Contracts

The fair values of annuities are based on estimates of the value of payments available upon full surrender. The carrying value and fair value of annuities at December 31, 2003 were $946.1 million and $921.3 million, respectively. The carrying value and fair value of annuities at December 31, 2002 were $769.9 million and $748.3 million, respectively.

12. Reinsurance:

Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product, which utilizes a coinsurance agreement. The Company’s retention limits on new business is $4.0 million for any one person for individual products, and $6.0 million for last survivor products.

The following table summarizes the effect of reinsurance for the years indicated:

	2003	2002	2001
	($ in millions)

Direct premiums	$57.9	$39.8	$24.4

Reinsurance assumed	88.7	63.9	41.4

Reinsurance ceded	(20.9)	(14.2)	(9.5)

Net premiums	$125.7	$89.5	$56.3

Universal life and investment-type product policy fee income ceded	$30.0	$26.3	$23.1

Policyholders’ benefits ceded	$42.6	$32.2	$26.9

Policyholders’ benefits assumed	$46.5	$24.7	$14.8

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The Company is primarily liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

13. Securities Lending and Concentration of Credit Risk:

Securities Lending Risk

Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2003 and 2002, securities loaned by the Company under this agreement had a carrying value of approximately $107.7 million and $186.8 million, respectively. The minimum collateral on securities loaned is 102% of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

Concentration of Credit Risk

At December 31, 2003 and 2002, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 0.9% and 1.1% of total cash and invested assets, respectively.

The Company’s fixed maturity securities are diversified by industry type. The industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 2003 are consumer goods and services of $346.8 million (20.0%). At December 31, 2002, the industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10% or more of the carrying value were consumer goods and services of $351.3 million (22.9%), and non-government asset/mortgage backed securities of $157.6 million (10.2%)

The Company holds below investment grade fixed maturity securities with a carrying value of $193.8 million at December 31, 2003. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 2002, the carrying value of the Company’s investments in below investment grade fixed maturity securities amounted to $245.1 million.

The Company has investments in commercial and agricultural mortgage loans. The locations of properties collateralizing mortgage loans at December 31, 2003 and 2002 are as follows:

	2003		2002
	($ in millions)
Geographic Region

West	$135.5	32.3%	$103.6	28.9%

Southeast	76.7	18.3	54.8	15.3

Mountain	57.7	13.7	40.4	11.3

Southwest	44.9	10.7	42.2	11.8

Midwest	64.4	15.4	43.9	12.3

Northeast	40.4	9.6	73.0	20.4

Total	$419.6	100.0%	$357.9	100.0%

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The states or jurisdictions with the largest concentrations of mortgage loans at December 31, 2003 are: California $82.2 million (19.6%), Washington $44.7 million (10.6%), Colorado $31.8 million (7.6%), Virginia $27.1 million (6.5%), Pennsylvania $26.1 million (6.2%), District of Columbia $24.4 million (5.8%), Michigan $23.2 million (5.5%) and Missouri $19.4 million (4.6%).

As of December 31, 2003 and 2002, the mortgage loan portfolio by property type is as follows:

	2003		2002
	($ in millions)
Property Type

Agricultural	$103.2	24.6%	$85.7	24.0%

Office buildings	186.7	44.5	173.2	48.3

Hotel	24.9	5.9	17.5	4.8

Industrial	36.2	8.6	37.0	10.4

Retail	25.9	6.2	7.0	2.0

Other	42.7	10.2	36.2	10.1

Apartment buildings	—	—	1.3	0.4

Total	$419.6	100.0%	$357.9	100.0%

14. Commitments and Contingencies:

(i) Since late 1995 a number of purported class actions have been commenced in various state and federal courts against MONY Life and MLOA alleging that they engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY Life and MLOA from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. MONY Life and MLOA have answered the complaints in each action (except for one being voluntarily held in abeyance). MONY Life and MLOA have denied any wrongdoing and have asserted numerous affirmative defenses.

On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy’s termination had, an ownership interest in a whole or universal life insurance policy issued by MONY Life and MLOA and sold on an alleged “vanishing premium” basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, MONY Life and MLOA filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts. While most of the cases before the District Court have been held in abeyance pending the outcome in Goshen, in June 2003, the Court granted plaintiffs in two of the constituent cases (the McLean and Snipes cases) leave to amend their complaints to delete all class action claims and allegations other than (in the case of McLean) those predicated on alleged violations of the Massachusetts and

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

Illinois consumer protection statutes. On November 19, 2003, the Court in McLean entered an order granting defendants dispositive motion seeking dismissal of the individual claims of the proposed class representatives of the putative statewide class comprised of Massachusetts purchasers, but denying that motion as to the individual claims of the proposed class representatives of the putative state-wide class of Illinois purchasers only. The order is now on appeal to the United States Court of Appeals for the First Circuit.

On October 21, 1997, the New York State Supreme Court granted MONY Life’s and MLOA’s motion for summary judgment and dismissed all claims filed in the Goshen case against MONY Life and MLOA. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York’s General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only. On July 2, 2002, the New York Court of Appeals affirmed the New York State Supreme Court’s decision limiting the class to New York purchasers. In addition, the New York State Supreme Court has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. On September 25, 2002 in light of the New York Court of Appeals’ decision, MONY Life and MLOA filed a motion to decertify the class with respect to the sole remaining claim in the case. By orders dated April 16, and May 6, 2003, the New York State Supreme Court denied preliminarily the motion for decertification, but held the issue of decertification in obeyance pending appeals by plaintiffs in related cases and a hearing on whether the present class, or a modified class, can satisfy the requirements of the class action statute in New York. MONY Life and MLOA have appealed from the denial of their motion for decertification, which appeal is presently pending in the Appellate Division, First Department. MONY Life and MLOA intend to defend themselves vigorously the sole remaining claim. There can be no assurance, however, that the present litigation relating to sales practices will not have a material adverse effect on them.

(ii) Between September 22 and October 8, 2003, ten substantially similar putative class action lawsuits were filed against MONY Group, its directors, AXA Financial and/or AIMA in the Court of Chancery of the State of Delaware in and for New Castle County, entitled Beakovitz v. AXA Financial, Inc., et al., C.A. No. 20559-NC (Sept. 22, 2003); Belodoff v. The MONY Group Inc., et al., C.A. No. 20558-NC (Sept. 22, 2003); Brian v. The MONY Group Inc., et al., C.A. No. 20567-NC (Sept. 23, 2003); Bricklayers Local 8 and Plasterers Local 233 Pension Fund v. The MONY Group Inc., et al., C.A. No. 20599-NC (Oct. 8, 2003); Cantor v. The MONY Group Inc., et al., C.A. No. 20556-NC (Sept. 22, 2003); E.M. Capital, Inc. v. The MONY Group Inc., et al., C.A. No. 20554-NC (Sept. 22, 2003); Garrett v. The MONY Group Inc., et al., C.A. No. 20577-NC (Sept. 25, 2003); Lebedda v. The MONY Group Inc., et al., C.A. No. 20590-NC (Oct. 3, 2003); Martin v. Roth, et al., C.A. No. 20555-NC (Sept. 22, 2003); and Muskal v. The MONY Group Inc., et al., C.A. No. 20557-NC (Sept. 22, 2003).

By order dated November 4, 2003, Vice Chancellor Stephen P. Lamb, to whom the cases had been assigned, consolidated all ten actions under the caption In re The MONY Group Inc., Shareholders Litigation, Consolidated C.A. No. 20554-NC, and ordered plaintiffs to file a consolidated amended complaint. On or about November 5, 2003, plaintiffs filed a Consolidated Class Action Complaint on behalf of a putative class consisting of all MONY Group stockholders, excluding the defendants and their affiliates. The consolidated complaint alleges that the $31.00 cash price per share to be paid to MONY Group stockholders in connection with the proposed merger is inadequate and that MONY Group’s directors breached their fiduciary duties in negotiating and approving the merger agreement by, among other things, (i) failing to maximize stockholder value, (ii) improperly diverting merger consideration from MONY Group’s stockholders to MONY Group’s management by amending and extending management’s change-in-control agreements, (iii) failing to comply with Delaware law in determining the “fair value” of MONY Group’s stock and (iv) disseminating incomplete

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

and inaccurate information regarding the proposed merger. The consolidated amended complaint alleges that AXA Financial and AIMA aided and abetted the alleged breaches of fiduciary duty by MONY Group and its directors. The complaint seeks various forms of relief, including damages and injunctive relief that would, if granted in its entirety, prevent completion of the merger. Defendants served and filed their answers to the consolidated amended complaints on December 29, 2003.

In addition, MONY Group, its directors and AXA Financial have been named in two putative class action lawsuits filed in New York State Supreme Court in Manhattan, entitled Laufer v. The MONY Group, et al., Civ. No. 602957-2003 (Sept. 19, 2003) and North Border Investments v. Barrett, et al., Civ. No. 602984-2003 (Sept. 22, 2003). The complaints in these actions contain allegations substantially similar to those in the original consolidated complaint in the Delaware cases, and likewise purport to assert claims against MONY Group and its directors for breach of fiduciary duty and against AXA Financial for aiding and abetting a breach of fiduciary duty. The Laufer and North Border complaints also seek various forms of relief, including damages and injunctive relief that would, if granted, prevent the completion of the merger. On December 29 and 30, 2003, respectively, defendants served their answers to the Laufer and North Border complaints. MONY Group has denied the material allegations of the complaints and intends to vigorously defend the actions.

Subsequent Events — —

On January 16, 2004, after the filing and mailing of the definitive proxy statement on January 8, 2004, plaintiffs sought and were granted leave to further amend their complaint to include additional allegations relating to the accuracy and/or completeness of information provided by the MONY Group in such proxy statement. Thereafter, plaintiffs requested a hearing on their motion for a preliminary injunction to enjoin the stockholder vote which had been scheduled to occur at the special meeting on February 24, 2004. A hearing on plaintiffs’ motion for a preliminary injunction was held on February 13, 2004. By order dated March 1, 2004, and an opinion released on February 17, 2004, Vice Chancellor Lamb granted plaintiffs’ motion to the limited extent of enjoining MONY Group from proceeding with the special meeting until MONY Group provides supplemental disclosure to its stockholders relating to the amount of the benefits that the MONY Group executives would receive under the change-in-control agreements relative to the amounts received by executives in the other transactions the independent directors and their advisors had considered at least ten days before the special meeting. Vice Chancellor Lamb otherwise rejected plaintiffs’ arguments in support of an injunction based on the directors’ purported breach of fiduciary duty, the associated aiding and abetting claims and plaintiffs’ other disclosure claims.

On March 9, 2004, plaintiffs filed a second amended complaint which included, among other things, allegations that (i) the MONY Group’s board of directors decision to reschedule the special meeting and set a new record date reflects an attempt by MONY Group to manipulate the vote by disenfranchising its long-term stockholders, (ii) MONY Group selectively communicated its intent to change the record date to certain investors so as to enable them to acquire voting power prior to the public announcement of the new record date, (iii) the press release issued in connection with the board’s decision to reschedule the meeting and record dates was materially false and misleading in that it failed to disclose and/or misrepresented the manipulation of the voting process and the true reason for the changing of such dates and (iv) the rescheduling of the meeting and record dates constitutes a breach of fiduciary duty by the MONY Group’s defendants. The second amended complaint seeks an order directing that MONY Group reinstate the record date of January 2, 2004 or, alternatively, denying voting power with respect to MONY Group shares allegedly purchased with knowledge of the prospect of a new record date.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

(iii) On February 3, 2004, MONY Group commenced an action in the United States District Court for the Southern District of New York, entitled The MONY Group Inc. v. Highfields Capital Management LP, Longleaf Partners Small-Cap Fund and Southeastern Asset Management, No. 04 Civ. 00916. MONY Group’s complaint alleges, among other things, that: (i) the furnishing by defendants, in solicitation materials sent to MONY Group’s stockholders, of a duplicate copy of MONY Group’s proxy voting card, without first filing a proxy statement and making the requisite disclosures in connection therewith, violates the federal proxy rules; (ii) certain of defendants’ solicitation materials contained false and misleading statements; and (iii) the defendants are acting as members of a “group” under Section 13(d) of the Securities Exchange Act and the rules promulgated thereunder in opposing the proposed merger, requiring the defendants to make certain securities filings and disclosures regarding their holdings, plans and intentions before engaging in a solicitation of MONY Group’s stockholders.

Subsequent Events — —

Based on the first of these allegations, on February 3, 2004, Judge Loretta Preska granted MONY Group’s request for a temporary restraining order and prohibited defendants from enclosing any proxy voting card, including a duplicate copy of MONY Group’s proxy voting card, in their solicitation materials, pending a determination on whether a preliminary injunction should be issued. By order dated February 11, 2004, Judge Richard Holwell denied MONY Group’s motion for a preliminary injunction and dissolved the temporary restraining order. Later that day, MONY Group filed a notice of appeal from Judge Holwell’s order and made an emergency application to the United States Court of Appeals for the Second Circuit, seeking an expedited appeal from the denial of the preliminary injunction, as well as a stay of Judge Holwell’s order dissolving the temporary restraining order or a preliminary injunction pending appeal. A single judge of the Second Circuit denied MONY Group’s request for a stay or injunction pending appeal, but the Court granted MONY Group’s motion for an expedited appeal, which is now pending.

On February 20, 2004 defendants Southeastern Asset Management and Longleaf Partners Small-Cap Fund served a joint answer to the complaint. Discovery in the litigation is currently proceeding with respect to MONY Group’s 13(d) and proxy disclosure claims.

(iv) In July 2002, pursuant to a jury verdict, the Company was found liable and ordered to pay a former joint venture partner some of the proceeds distributed to the Company from the disposition of a real estate asset in 1999, which was formerly owned by the joint venture. As a result of the verdict, which the Company appealed, the Company recorded a charge aggregating $0.8 million pre-tax in its results of operations for the quarter ended June 30, 2002. Approximately $0.4 million of this charge was reflected in the income statement caption entitled “Net Realized Losses” because it represented the return of proceeds originally included in the determination of the realized gain recognized by the Company in 1999 upon receipt of the aforementioned distribution. The balance of the charge, which was reflected in the income statement caption entitled “Other Operating Costs and Expenses” represented management’s best estimate of the interest that the court would have required the Company to pay its former joint venture partner, as well as legal costs. In the first quarter of 2003, the Company settled the litigation for approximately $0.3 million less than the provision previously recorded. Accordingly, during the first quarter of 2003, the Company reversed such over-accrual to income, approximately $0.2 million of which was recorded as realized gains and $0.1 million as a reduction to other expenses. The Company’s appeal was subsequently withdrawn.

(v) Recently, there has been a significant increase in federal and state regulatory activity in the financial services industry relating to numerous issues, including market timing and late trading of mutual fund and

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

variable insurance products. The Company, like many others in the financial services industry, has received requests for information from the SEC seeking documentation and other information relating to these issues. In addition, the SEC recently advised the Company of its plan to conduct an on-site examination of the Company’s variable annuities separate account. The Company has been responding to these requests and continues to cooperate fully with the regulators.

(vi) It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of the settlement, or re-evaluation of, the matters discussed above. Management believes, however, that the ultimate payments in connection with such matters should not have a material adverse effect on the Company’s financial statements. In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involve demands for unspecified damages) in connection with its business. In the opinion of management of the Company, resolution of contingent liabilities, income taxes and other matters will not have a material adverse effect on the Company’s financial position or results of operations.

(vii) At December, 2003, the Company had the following commitments outstanding: (i) $2.5 million for fixed rate agricultural loans with periodic interest rate reset dates with an initial interest rate of 5.25%, and (ii) commercial mortgage commitments of $38.4 million with interest rates ranging from 3.77% to 7.75%. The Company had no commitments outstanding for private fixed maturity securities.

15. Statutory Financial Information and Regulatory Risk-Based Capital:

The statutory net loss reported by the Company for the years ended December 31, 2003, 2002 and 2001 was $79.6 million, $91.9 million and $64.9 million, respectively. The statutory surplus of the Company as of December 31, 2003 and 2002 was $268.1 million and $246.1 million, respectively.

16. Reorganization and Other Charges:

During 2003, the Company was allocated charges aggregating $1.1 million in connection with MONY Life’s continuing initiative to enhance operating efficiency and effectively allocate resources. See Note 4 for a description of the service agreement between MONY Life and MLOA. These charges consisted of: (ii) losses from the abandonment of leased offices of $0.4 million; (iii) losses from the abandonment of leased space in MONY Life’s home office of $0.4 million; (iv) write-offs of unused furniture and equipment in certain abandoned agency offices of $0.2 million; and (iv) moving and alteration costs incurred in connection with the consolidation of leased space in the Company’s home office of $0.1 million The reserves established for the abandonment of leased agency offices and leased space in MONY Life’s home office are expected to run-off through 2008 and 2016, respectively. All of the charges recorded in 2003 represent “costs associated with exit or disposal activities” as described in SFAS 146, Accounting for Costs Associated with Exit or Disposal Activities (“SFAS 146”).

During the fourth quarter of 2002 and 2001, the Company was allocated reorganization and other charges aggregating approximately $1.6 million and $20.7 million, respectively, in connection with MONY Life’s initiative to enhance operating efficiency and more efficiently allocate resources and capital. Of these charges, $1.6 million and $6.8 million, respectively, met the definition of “restructuring charges” as defined by Emerging Issues Task Force Consensus 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)” (“EITF 94-3”). The 2002 reorganization charge consisted of severance and related benefits resulting from headcount reductions in MONY Life’s home office and career agency system, as well as losses from abandonment of certain leased offices and equipment. The 2001 reorganization charge consisted of severance and related benefits of $7.4 million resulting

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

from headcount reductions in MONY Life’s home office and career agency system, and $7.4 million of other miscellaneous items. The remaining restructuring reserves primarily relate to lease abandonment costs and are expected to run-off through 2007. The balance of the charge in 2001, $5.9 million, was unrelated to the reorganization activities and consisted of: (i) impairments of certain invested assets and valuation related write-downs of private equity securities held in the Company’s equity method venture capital portfolio, (ii) write-downs of certain information technology assets, and (iii) other miscellaneous items.

The following tables summarize the components of the aforementioned charges allocated during 2003, 2002 and 2001, respectively:

2003	Operating	Net Realized Losses	Total
	($ in millions)
Reorganization Charges (1):
Severance benefits	$—	$—	$—
Leased offices	0.6	—	0.6
Lease abandonment and other	0.5	—	0.5

Total — Reorganization Charges	$1.1	$—	$1.1

(1)	All of the reorganization charges allocated in 2003 are “costs associated with exit or disposal activities” as described in SFAS 146, Accounting for Costs Associated with Exit or Disposal Activities.

2002	Operating	Net Realized Losses	Total
	($ in millions)
Reorganization Charges (1):
Severance benefits	$1.3	$—	$1.3
Leased offices	0.3	—	0.3

Total — Reorganization Charges	$1.6	$—	$1.6

(1)	All of the reorganization charges allocated in 2002 meet the definition of “restructuring charges” as defined by EITF 94-3.

2001	Operating	Net Realized Losses	Total
	($ in millions)
Reorganization Charges:
Severance benefits and incentive compensation (1)	$7.4	$—	$7.4
Leased offices (1)	1.4	—	1.4
Deferred policy acquisition costs	3.5	—	3.5
Other	2.5	—	2.5

Subtotal — Reorganization Charges	14.8	—	14.8
Other Charges:
Asset Impairments and Valuation Related Write-downs	—	2.5	2.5
Benefits to policyholders	2.1	—	2.1
Information technology assets	1.0	—	1.0
Other	0.3	—	0.3

Subtotal — Other Charges	3.4	2.5	5.9

Total — Reorganization and Other Charges	$18.2	$2.5	$20.7

(1)	Severance benefits aggregating $5.4 million and lease abandonment charges aggregating $1.4 million meet the definition of “restructuring charges” as defined by EITF 94-3.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

All charges referred to as Reorganization Charges included in the table above, except $3.5 million related to deferred policy acquisition costs in 2001, are included in “Other Operating Costs and Expenses” in the Company’s income statement for the year ended December 31, 2001.

Set forth below is certain information regarding the liability recorded in connection with the restructuring actions during 2003 and 2002, as well as the changes therein. Such liability is reflected in Accounts Payable and Other Liabilities on the Company’s statements of financial position.

	As of December 31, 2002	Charges	Cash Payments (1)	Change in Reserve Estimates	As of December 31, 2003
	($ in millions)
Restructuring Charges Liability:

Severance benefits	$1.2	$—	$(1.2)	$—	$—

Other restructuring charges	1.3	1.1	(1.4)	—	1.0

Total Restructuring Charges Liability	$2.5	$1.1	$(2.6)	$—	$1.0

(1)	Cash payments include in 2003 the non-cash write-off of $0.4 million in unused equipment in certain abandoned leased offices.